                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. 5 (333-139762)                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 65 (File No. 811-07195)                            [X]

                        (Check appropriate box or boxes)

                      RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

             829 Ameriprise Financial Center, Minneapolis, MN 55474 (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-2237

     Dixie Carroll, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A.

PROSPECTUS


MAY 1, 2009


RIVERSOURCE(R)

SIGNATURE ONE SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST)

The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


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             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS



KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION.............   13
FINANCIAL STATEMENTS........................   13
THE VARIABLE ACCOUNT AND THE FUNDS..........   13
GUARANTEE PERIOD ACCOUNTS (GPAS)............   25
THE FIXED ACCOUNT...........................   26
BUYING YOUR CONTRACT........................   28
CHARGES.....................................   31
VALUING YOUR INVESTMENT.....................   37
MAKING THE MOST OF YOUR CONTRACT............   39
WITHDRAWALS.................................   47
TSA -- SPECIAL PROVISIONS...................   48
CHANGING OWNERSHIP..........................   49
BENEFITS IN CASE OF DEATH...................   49
OPTIONAL BENEFITS...........................   53
THE ANNUITY PAYOUT PERIOD...................   69
TAXES.......................................   71
VOTING RIGHTS...............................   75
SUBSTITUTION OF INVESTMENTS.................   75
ABOUT THE SERVICE PROVIDERS.................   76
ADDITIONAL INFORMATION......................   77
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.....................   79
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   80
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES...   82
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......   87
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER...   90
APPENDIX E: EXAMPLE -- SECURESOURCE(R)
  RIDERS....................................   91
APPENDIX F: SECURESOURCE(R) RIDERS --
  ADDITIONAL RMD DISCLOSURE.................   95
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER..   96
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER.....................................   98
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006....  100
APPENDIX J: GUARANTOR WITHDRAWAL
  BENEFIT FOR LIFE(R) RIDER DISCLOSURE......  101
APPENDIX K: GUARANTOR(R) WITHDRAWAL
  BENEFIT RIDER DISCLOSURE..................  114
APPENDIX L: INCOME ASSURER BENEFIT(R)
  RIDERS....................................  122
APPENDIX M: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  131
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  143






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 2  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


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             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs under Section 408A of the Code



- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code



- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:


- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges").



- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders. (See "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you intend to keep the contract: The contract has withdrawal charges. Does the contract meet your current and anticipated future need for liquidity? (See "Withdrawals").


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges").



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals").


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts").



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your
Contract -- Purchase Payment Credits"). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the


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             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  5
refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "Guarantee Period Accounts (GPAs)").



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The Fixed
  Account -- One-Year Fixed Account").



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals").



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. We also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person
(SecureSource - Single Life) or the lifetime of you and your spouse (SecureSource - Joint Life) ("SecureSource Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits. (See "Optional Benefits"). Optional benefits vary by state and may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period").



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 6  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%
                              2                                                               8
                              3                                                               8
                              4                                                               8
                              5                                                               7
                              6                                                               6
                              7                                                               6
                              8                                                               4
                              9                                                               2
                              Thereafter                                                      0



(1) For Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Pennsylvania, Utah and Washington contracts, the withdrawal charge schedule is modified as follows: Years 1-
    3 - 8%; Year 4 - 7%; Year 5 - 6%; Year 6 - 4%; Year 7 - 3%; Year 8 - 2%;
    Year 9 - 1%; and Years 10+ - 0%.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the assumed investment rate
(AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                       IF YOUR AIR IS:                                    THEN, YOUR DISCOUNT RATE PERCENT (%) IS:
                            3.5%                                                             6.6%
                            5.0%                                                             8.1%


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE DEATH BENEFIT YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                   1.60%                         0.15%                        1.75%

MAV Death Benefit                                   1.80                          0.15                         1.95

5% Accumulation Death Benefit                       1.95                          0.15                         2.10

Enhanced Death Benefit                              2.00                          0.15                         2.15



OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


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             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  7

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED
If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM:     CURRENT:
                                                                    1.75%        0.80%(1)



(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.



FOR CONTRACTS PURCHASED ON OR AFTER JAN. 26, 2009





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    2.00%        1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    2.50%        1.40%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.95%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR CONTRACTS PURCHASED PRIOR TO JUNE 1, 2008





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.85%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.




GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)




GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%



(As a percentage of contract value charged annually on the contract anniversary.)




INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE



(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)




(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
 8  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.55%                4.35%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.








--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)










--------------------------------------------------------------------------------
 10  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Basic Value Fund, Series II Shares                      0.68%      0.25%    0.35%           --%          1.28%

AIM V.I. Capital Appreciation Fund, Series II Shares             0.61       0.25     0.30          0.01           1.17


AIM V.I. Capital Development Fund, Series II Shares              0.75       0.25     0.36          0.01           1.37(1)


AIM V.I. Global Health Care Fund, Series II Shares               0.75       0.25     0.38          0.01           1.39(1)


AIM V.I. International Growth Fund, Series II Shares             0.71       0.25     0.35          0.02           1.33(1)


AIM V.I. Mid Cap Core Equity Fund, Series II Shares              0.72       0.25     0.32          0.03           1.32


AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55       0.25     0.22            --           1.02(2)
(Class B)


AllianceBernstein VPS Global Technology Portfolio (Class B)      0.75       0.25     0.18            --           1.18


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.07            --           0.87


AllianceBernstein VPS International Value Portfolio (Class       0.74       0.25     0.07            --           1.06
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP International, Class II                      1.24       0.25     0.01            --           1.50


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.84       0.25     0.01            --           1.10


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.11            --           1.14


Columbia Marsico Growth Fund, Variable Series, Class A           0.92         --     0.04            --           0.96


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.12            --           1.39
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.09            --           1.14(3)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.31            --           1.06(4)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.06            --           1.06
Service Shares


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.10          0.01           1.11
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.06            --           1.06
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.35            --           1.35
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.23            --           1.48
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.58       0.25     0.37            --           1.20


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.10            --           0.67
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.60       0.25     0.02          0.01           0.88(5)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.28          0.02           1.05(5)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.11            --           0.83
(previously FTVIPT Templeton Global Income Securities
Fund - Class 2)


FTVIPT Templeton Growth Securities Fund - Class 2                0.74       0.25     0.04            --           1.03


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.04            --           0.84


Goldman Sachs VIT Structured U.S. Equity                         0.65         --     0.07            --           0.72(6)
Fund - Institutional Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.02          0.01           0.92
(previously Janus Aspen Series Large Cap Growth Portfolio:
Service Shares)


Legg Mason Partners Variable Small Cap Growth Portfolio,         0.75         --     0.19            --           0.94
Class I


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.10            --           1.10


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.11            --           1.26

MFS(R) Total Return Series - Service Class                       0.74       0.25     0.07            --           1.06


MFS(R) Utilities Series - Service Class                          0.72       0.25     0.09            --           1.06


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.65       0.25     0.01            --           0.91


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.02            --           0.90


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.70       0.25     0.04            --           0.99


Oppenheimer Strategic Bond Fund/VA, Service Shares               0.55       0.25     0.04          0.01           0.85(7)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.76           1.44(8)

Putnam VT Global Health Care Fund - Class IB Shares              0.70       0.25     0.16          0.01           1.12
(previously Putnam VT Health Sciences Fund - Class IB
Shares)


Putnam VT International Equity Fund - Class IB Shares            0.75       0.25     0.12          0.01           1.13


Putnam VT Small Cap Value Fund - Class IB Shares                 0.80       0.25     0.12          0.08           1.25


Putnam VT Vista Fund - Class IB Shares                           0.65       0.25     0.15          0.01           1.06


RVST RiverSource Partners Variable Portfolio - Fundamental       0.77       0.13     0.16            --           1.06(9)
Value Fund


RVST RiverSource Partners Variable Portfolio - Select Value      0.89       0.13     3.33            --           4.35(9)
Fund


RVST RiverSource Partners Variable Portfolio - Small Cap         0.95       0.13     0.19          0.05           1.32(9)
Value Fund


RVST RiverSource Variable Portfolio - Cash Management Fund       0.32       0.13     0.17            --           0.62


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.15            --           0.72


RVST RiverSource Variable Portfolio - Diversified Equity         0.59       0.13     0.14            --           0.86
Income Fund


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.15          0.02           0.74
(previously RVST RiverSource Variable Portfolio - Large Cap
Equity Fund)


RVST RiverSource Variable Portfolio - Global Inflation           0.44       0.13     0.17            --           0.74(9)
Protected Securities Fund


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.17            --           0.89


RVST RiverSource Variable Portfolio - Income Opportunities       0.61       0.13     0.18            --           0.92
Fund


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.58       0.13     0.17            --           0.88(9)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.73       0.13     0.18            --           1.04


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.19          0.01           0.55(9)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.18            --           0.79
Government Fund


RVST Seligman Variable Portfolio - Growth Fund                   0.45       0.13     0.17          0.04           0.79
(previously RVST RiverSource Variable Portfolio - Growth
Fund)


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.48       0.13     0.67            --           1.28(9)
(previously RVST RiverSource Variable Portfolio - Large Cap
Value Fund)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.15       0.13     0.33            --           1.61
Fund


RVST Threadneedle Variable Portfolio - International             0.82       0.13     0.20            --           1.15
Opportunity Fund


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.04            --           0.85
II Shares


Van Kampen UIF Global Real Estate Portfolio, Class II            0.85       0.35     0.37            --           1.57(10)
Shares


Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares         0.75       0.35     0.31            --           1.41(10)


Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares       0.77       0.35     0.30            --           1.42(10)


Wanger International                                             0.84         --     0.18            --           1.02


Wanger USA                                                       0.85         --     0.11            --           0.96







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.45% of average daily net assets. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 1.36% for AIM V.I. Capital Development Fund, Series II Shares, 1.38% for AIM V.I. Global Health Care Fund, Series II Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.


 (2) The Advisor has voluntarily agreed to waive expenses. After fee waivers and expense reimbursements, net expenses would be 1.00%. This arrangement may be modified or terminated by the Advisor at any time.


 (3) The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the table, the total annual fund operating expenses would be 1.10%. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.


 (4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (5) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.03% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (6) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.


 (7) The other expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2008, the transfer agent fees did not exceed this expense limitation. In addition, for Oppenheimer Strategic Bond Fund/VA, Service Shares, the Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82%.


 (8) PIMCO has contractually agreed through Dec. 31, 2009, to reduce its advisory fee to the extent that the acquired fund fees and expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.42%.


 (9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.99% for RVST RiverSource Partners Variable Portfolio - Fundamental Value Fund, 1.14% for RVST RiverSource Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource Partners Variable Portfolio - Small Cap Value Fund, 0.74% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, 1.00% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund, 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund and 1.04% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund.


(10) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.32% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares. The Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.






--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  11

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS(1). THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(2), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:



                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      $1,744      $3,508      $5,019      $7,760      $944       $2,708      $4,319      $7,760




PREVIOUSLY OFFERED


MAXIMUM EXPENSES. This example assumes the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May, 1, 2007. It assumes that you select the MAV Death Benefit, SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      $1,667      $3,307      $4,728      $7,370      $867       $2,507      $4,028      $7,370




PREVIOUSLY OFFERED


MAXIMUM EXPENSES. This example assumes the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. It assumes that you select the MAV Death Benefit, Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      $1,698      $3,443      $5,023      $8,255      $898       $2,643      $4,323      $8,255



ALL CONTRACTS
MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. It assumes that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      $1,037      $1,529      $1,947      $2,668      $237        $729       $1,247      $2,668






(1) For Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Pennsylvania, Utah and Washington contract holders, your expenses would be slightly lower due to the modified withdrawal charge schedule.

(2) In these examples, the $40 contract administrative charge is estimated as a .009% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.
(3) Because this example is intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
 12  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix M.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 13 redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


--------------------------------------------------------------------------------
 14  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  15

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value       N            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Fund, Series II                                 capital.                         adviser, advisory entities
Shares                                                                           affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Capital           Y            Y       Seeks growth of capital.         Invesco Aim Advisors, Inc.
Appreciation Fund,                                                               adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Capital           Y            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Development Fund,                               capital.                         adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AIM V.I. Global            Y            Y       Seeks capital growth.            Invesco Aim Advisors, Inc.
Health Care Fund,                                                                adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I.                   Y            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
International Growth                            capital.                         adviser, advisory entities
Fund, Series II                                                                  affiliated with Invesco Aim
Shares                                                                           Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap           Y            N       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Core Equity Fund,                               capital.                         adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          N            Y       Seeks to maximize total return   AllianceBernstein L.P.
VPS Balanced Wealth                             consistent with
Strategy Portfolio                              AllianceBernstein's
(Class B)                                       determination of reasonable
                                                risk.
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS Global                                      capital.
Technology Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS Growth and                                  capital.
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  17

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS International                               capital.
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------

American Century VP        N            Y       The Fund pursues long-term       American Century Investment
Inflation                                       total return using a strategy    Management, Inc.
Protection, Class II                            that seeks to protect against
                                                U.S. inflation.
----------------------------------------------------------------------------------------------------------------

American Century VP        N            Y       Seeks capital growth.            American Century Global
International, Class                                                             Investment Management, Inc.
II
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Mid Cap Value, Class                            Income is a secondary            Management, Inc.
II                                              objective.
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Ultra(R), Class II                                                               Management, Inc.
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Value, Class II                                 Income is a secondary            Management, Inc.
                                                objective.
----------------------------------------------------------------------------------------------------------------

Columbia High Yield        Y            Y       Seeks total return, consisting   Columbia Management Advisors,
Fund, Variable                                  of a high level of income and    LLC, advisor; MacKay Shields
Series, Class B                                 capital appreciation.            LLC, subadviser.
----------------------------------------------------------------------------------------------------------------

Columbia Marsico           Y            Y       Seeks long-term growth of        Columbia Management Advisors,
Growth Fund,                                    capital.                         LLC, adviser; Marsico Capital
Variable Series,                                                                 Management, LLC, sub-adviser.
Class A
----------------------------------------------------------------------------------------------------------------

Columbia Marsico           Y            Y       Seeks long-term growth of        Columbia Management Advisors,
International                                   capital.                         LLC, adviser; Marsico Capital
Opportunities Fund,                                                              Management, LLC, sub-adviser.
Variable Series,
Class B
----------------------------------------------------------------------------------------------------------------

Columbia Small Cap         Y            Y       Seeks long-term capital          Columbia Management Advisors,
Value Fund, Variable                            appreciation.                    LLC
Series, Class B
----------------------------------------------------------------------------------------------------------------

Credit Suisse Trust        Y            Y       Seeks total return.              Credit Suisse Asset Management,
- Commodity Return                                                               LLC
Strategy Portfolio
----------------------------------------------------------------------------------------------------------------

Dreyfus Investment         N            Y       Seeks investment results that    The Dreyfus Corporation
Portfolios MidCap                               are greater than the total
Stock Portfolio,                                return performance of publicly
Service Shares                                  traded common stocks of medium-
                                                size domestic companies in the
                                                aggregate, as represented by
                                                the Standard & Poor's MidCap
                                                400 Index.
----------------------------------------------------------------------------------------------------------------

Dreyfus Investment         N            Y       Seeks capital appreciation.      The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 18  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Dreyfus Variable           N            Y       Seeks long-term capital growth   The Dreyfus Corporation; Fayez
Investment Fund                                 consistent with the              Sarofim & Co., sub-adviser.
Appreciation                                    preservation of capital. Its
Portfolio, Service                              secondary goal is current
Shares                                          income.
----------------------------------------------------------------------------------------------------------------

Dreyfus Variable           Y            Y       Seeks capital growth.            The Dreyfus Corporation; Newton
Investment Fund                                                                  Capital Management Limited,
International Equity                                                             sub-adviser
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------

Dreyfus Variable           Y            Y       Seeks long-term capital growth.  The Dreyfus Corporation
Investment Fund
International Value
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------

Eaton Vance VT             Y            Y       Seeks high level of current      Eaton Vance Management
Floating-Rate Income                            income.
Fund
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks long-term capital          Fidelity Management & Research
Contrafund(R)                                   appreciation. Normally invests   Company (FMR), investment
Portfolio Service                               primarily in common stocks.      manager; FMR U.K. and FMR Far
Class 2                                         Invests in securities of         East, sub-advisers.
                                                companies whose value it
                                                believes is not fully
                                                recognized by the public.
                                                Invests in either "growth"
                                                stocks or "value" stocks or
                                                both. The fund invests in
                                                domestic and foreign issuers.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            N            Y       Seeks to achieve capital         FMR, investment manager; FMR
Growth Portfolio                                appreciation. Normally invests   U.K., FMR Far East, sub-
Service Class 2                                 primarily in common stocks.      advisers.
                                                Invests in companies that it
                                                believes have above-average
                                                growth potential (stocks of
                                                these companies are often
                                                called "growth" stocks). The
                                                Fund invests in domestic and
                                                foreign issuers.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks as high level of current   FMR, investment manager; FMR
Investment Grade                                income as is consistent with     U.K., FMR Far East, sub-
Bond Portfolio                                  the preservation of capital.     advisers.
Service Class 2                                 Normally invests at least 80%
                                                of assets in investment-grade
                                                debt securities (those of
                                                medium and high quality) of all
                                                types and repurchase agreements
                                                for those securities.
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  19

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid        Y            Y       Seeks long-term growth of        FMR, investment manager; FMR
Cap Portfolio                                   capital. Normally invests        U.K., FMR Far East, sub-
Service Class 2                                 primarily in common stocks.      advisers.
                                                Normally invests at least 80%
                                                of assets in securities of
                                                companies with medium market
                                                capitalizations. May invest in
                                                companies with smaller or
                                                larger market capitalizations.
                                                Invests in domestic and foreign
                                                issuers. The Fund invests in
                                                either "growth" or "value"
                                                common stocks or both.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks long-term growth of        FMR, investment manager; FMR
Overseas Portfolio                              capital. Normally invests        U.K., FMR Far East, Fidelity
Service Class 2                                 primarily in common stocks       International Investment
                                                allocating investments across    Advisors (FIIA) and FIIA U.K.,
                                                different countries and          sub-advisers.
                                                regions. Normally invests at
                                                least 80% of assets in non-U.S.
                                                securities.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            Y            Y       Seeks to maximize income while   Franklin Advisers, Inc.
Income Securities                               maintaining prospects for
Fund - Class 2                                  capital appreciation.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            N            Y       Seeks long-term capital          Franklin Advisory Services, LLC
Rising Dividends                                appreciation, with preservation
Securities                                      of capital as an important
Fund - Class 2                                  consideration.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            N            Y       Seeks long-term capital growth.  Franklin Advisers, Inc.
Small-Mid Cap Growth
Securities Fund -
Class 2
----------------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares       N            Y       Seeks capital appreciation,      Franklin Mutual Advisers, LLC
Securities                                      with income as a secondary
Fund - Class 2                                  goal.
----------------------------------------------------------------------------------------------------------------

FTVIPT Templeton           Y            Y       Seeks high current income        Franklin Advisers, Inc.
Global Bond                                     consistent with preservation of
Securities                                      capital, with capital
Fund - Class 2                                  appreciation as a secondary
(previously FTVIPT                              consideration.
Templeton Global
Income Securities
Fund - Class 2)
----------------------------------------------------------------------------------------------------------------

FTVIPT Templeton           Y            Y       Seeks long-term capital growth.  Templeton Global Advisors
Growth Securities                                                                Limited, adviser; Templeton
Fund - Class 2                                                                   Asset Management Ltd.,
                                                                                 subadviser.
----------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT          Y            Y       Seeks long-term capital          Goldman Sachs Asset Management,
Mid Cap Value Fund -                            appreciation.                    L.P.
Institutional Shares
----------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT          Y            Y       Seeks long-term growth of        Goldman Sachs Asset Management,
Structured U.S.                                 capital and dividend income.     L.P.
Equity
Fund - Institutional
Shares
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 20  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Y            Y       Seeks long-term growth of        Janus Capital Management LLC
Janus Portfolio:                                capital in a manner consistent
Service Shares                                  with the preservation of
(previously Janus                               capital.
Aspen Series Large
Cap Growth
Portfolio: Service
Shares)
----------------------------------------------------------------------------------------------------------------

Legg Mason Partners        Y            Y       Seeks long-term growth of        Legg Mason Partners Fund
Variable Small Cap                              capital.                         Advisor, LLC, adviser;
Growth Portfolio,                                                                ClearBridge Advisors, LLC, sub-
Class I                                                                          adviser.
----------------------------------------------------------------------------------------------------------------

MFS(R) Investors           N            Y       Seeks capital appreciation.      MFS Investment Management(R)
Growth Stock
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) New Discovery       N            Y       Seeks capital appreciation.      MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) Total Return        Y            Y       Seeks total return.              MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) Utilities           Y            Y       Seeks total return.              MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

Oppenheimer Capital        Y            Y       Seeks capital appreciation.      OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer Global         Y            Y       Seeks long-term capital          OppenheimerFunds, Inc.
Securities Fund/VA,                             appreciation.
Service Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer Main           Y            Y       Seeks capital appreciation.      OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer                Y            Y       Seeks high level of current      OppenheimerFunds, Inc.
Strategic Bond                                  income principally derived from
Fund/VA, Service                                interest on debt securities.
Shares
----------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset        Y            Y       Seeks maximum real return        Pacific Investment Management
Portfolio, Advisor                              consistent with preservation of  Company LLC
Share Class                                     real capital and prudent
                                                investment management period.
----------------------------------------------------------------------------------------------------------------
Putnam VT Global           N            Y       Seeks capital appreciation.      Putnam Investment Management,
Health Care                                                                      LLC
Fund - Class IB
Shares (previously
Putnam VT Health
Sciences
Fund - Class IB
Shares)
----------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y       Seeks capital appreciation.      Putnam Investment Management,
International Equity                                                             LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap        N            Y       Seeks capital appreciation.      Putnam Investment Management,
Value Fund - Class                                                               LLC
IB Shares
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  21

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Putnam VT Vista            N            Y       Seeks capital appreciation.      Putnam Investment Management,
Fund - Class IB                                                                  LLC
Shares
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC,
Partners Variable                                                                adviser; Davis Selected
Portfolio - Fundame-                                                             Advisers, L.P., subadviser.
ntal Value Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term growth of        RiverSource Investments, LLC,
Partners Variable                               capital.                         adviser; Systematic Financial
Portfolio - Select                                                               Management, L.P. and WEDGE
Value Fund                                                                       Capital Management L.L.P., sub-
                                                                                 advisers.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital          RiverSource Investments, LLC,
Partners Variable                               appreciation.                    adviser; Barrow, Hanley,
Portfolio - Small                                                                Mewhinney & Strauss, Inc.,
Cap Value Fund                                                                   Denver Investment Advisors LLC,
                                                                                 Donald Smith & Co., Inc., River
                                                                                 Road Asset Management, LLC and
                                                                                 Turner Investment Partners,
                                                                                 Inc., subadvisers.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks maximum current income     RiverSource Investments, LLC
Variable Portfolio -                            consistent with liquidity and
Cash Management Fund                            stability of principal.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income while attempting to
Diversified Bond                                conserve the value of the
Fund                                            investment for the longest
                                                period of time.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income and, as a secondary
Diversified Equity                              goal, steady growth of capital.
Income Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks capital appreciation.      RiverSource Investments, LLC
Variable Portfolio -
Dynamic Equity Fund
(previously RVST
RiverSource Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Non-diversified fund that seeks  RiverSource Investments, LLC
Variable Portfolio -                            total return that exceeds the
Global Inflation                                rate of inflation over the
Protected Securities                            long-term.
Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high current income, with  RiverSource Investments, LLC
Variable Portfolio -                            capital growth as a secondary
High Yield Bond Fund                            objective.
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 22  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
RVST RiverSource           Y            Y       Seeks high total return through  RiverSource Investments, LLC
Variable Portfolio -                            current income and capital
Income Opportunities                            appreciation.
Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           N            Y       Seeks growth of capital.         RiverSource Investments, LLC
Variable Portfolio -
Mid Cap Growth Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term growth of        RiverSource Investments, LLC
Variable Portfolio -                            capital.
Mid Cap Value Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital          RiverSource Investments, LLC
Variable Portfolio -                            appreciation.
S&P 500 Index Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income and safety of principal
Short Duration U.S.                             consistent with investment in
Government Fund                                 U.S. government and government
                                                agency securities.
----------------------------------------------------------------------------------------------------------------

RVST Seligman              Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC
Variable Portfolio -
Growth Fund
(previously RVST
RiverSource Variable
Portfolio - Growth
Fund)
----------------------------------------------------------------------------------------------------------------

RVST Seligman              N            Y       Seeks long-term growth of        RiverSource Investments, LLC
Variable Portfolio -                            capital.
Larger-Cap Value
Fund (previously
RVST RiverSource
Variable Portfolio -
Large Cap Value
Fund)
----------------------------------------------------------------------------------------------------------------

RVST Threadneedle          Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC,
Variable Portfolio -                                                             adviser; Threadneedle
Emerging Markets                                                                 International Limited, an
Fund                                                                             indirect wholly-owned
                                                                                 subsidiary of Ameriprise
                                                                                 Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------

RVST Threadneedle          Y            Y       Seeks capital appreciation.      RiverSource Investments, LLC,
Variable Portfolio -                                                             adviser; Threadneedle
International                                                                    International Limited, an
Opportunity Fund                                                                 indirect wholly-owned
                                                                                 subsidiary of Ameriprise
                                                                                 Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------

Van Kampen Life            Y            Y       Seeks capital growth and income  Van Kampen Asset Management
Investment Trust                                through investments in equity
Comstock Portfolio,                             securities, including common
Class II Shares                                 stocks, preferred stocks and
                                                securities convertible into
                                                common and preferred stocks.
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  23

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Van Kampen UIF             Y            Y       Seeks current income and         Morgan Stanley Investment
Global Real Estate                              capital appreciation.            Management Inc., doing business
Portfolio, Class II                                                              as Van Kampen, adviser; Morgan
Shares                                                                           Stanley Investment Management
                                                                                 Limited and Morgan Stanley
                                                                                 Investment Management Company,
                                                                                 sub-advisers.
----------------------------------------------------------------------------------------------------------------

Van Kampen UIF Mid         Y            Y       Seeks long-term capital growth.  Morgan Stanley Investment
Cap Growth                                                                       Management Inc., doing business
Portfolio, Class II                                                              as Van Kampen.
Shares
----------------------------------------------------------------------------------------------------------------

Van Kampen UIF U.S.        N            Y       Non-diversified Portfolio that   Morgan Stanley Investment
Real Estate                                     seeks above-average current      Management Inc., doing business
Portfolio, Class II                             income and long-term capital     as Van Kampen.
Shares                                          appreciation by investing
                                                primarily in equity securities
                                                of companies in the U.S. real
                                                estate industry, including real
                                                estate investment trusts.
----------------------------------------------------------------------------------------------------------------

Wanger International       Y            Y       Seeks long-term growth of        Columbia Wanger Asset
                                                capital.                         Management, L.P.
----------------------------------------------------------------------------------------------------------------

Wanger USA                 Y            Y       Seeks long-term capital          Columbia Wanger Asset
                                                appreciation.                    Management, L.P.
----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 24  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account, or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.



--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  25

We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:


- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)




Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each

--------------------------------------------------------------------------------
 26 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.


In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:


- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  27

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- SecureSource rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(3)



- Benefit Protector Plus Death Benefit rider(3)


(1) There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.

(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive


--------------------------------------------------------------------------------
 28 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.



You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.



In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS


Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.



MINIMUM INITIAL PURCHASE PAYMENT
  $25,000



MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs



  $100 for all other payment types



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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  29

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000



* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.



Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions.



For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:



a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.



b. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth IRAs, and SEP plans



(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).



For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.



We reserve the right to change these current rules at any time, subject to state restrictions.


HOW TO MAKE PURCHASE PAYMENTS

 1BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:


IF TOTAL NET PAYMENTS* MADE DURING                    THEN THE PURCHASE PAYMENT
THE LIFE OF THE CONTRACT EQUALS . . .                           CREDIT PERCENTAGE EQUALS . . .

$25,000 to less than $100,000                                                  4%

$100,000 to less than $250,000                                                 5

$250,000 and over                                                              6


*   Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).


To the extent a death benefit, annuitization or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; or (2) the date of annuitization (for contracts issued on or after May 1, 2006, and if available in your state); or (3) a request for withdrawal


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 30  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


These fees are based on the death benefit guarantee that applies to your contract.

                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE
ROP Death Benefit                                                                 1.60%
MAV Death Benefit                                                                 1.80
5% Accumulation Death Benefit                                                     1.95
Enhanced Death Benefit                                                            2.00


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  31

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 9 years. (See "Expense Summary.")


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:




CONTRACTS WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.



CONTRACTS WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.



CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 9-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY.") For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 6%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.


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 32  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.

For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource rider or Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


- contracts settled using an annuity payout plan* (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  33

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.80%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.


SECURESOURCE RIDER FEE
We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 1.10%(1);



- SecureSource - Joint Life rider, 1.40%(1).


We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.


Currently the SecureSource rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider charge will not exceed a maximum charge of 2.50%(2).


We will not change the SecureSource rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not

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 34  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
    change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1) For contracts purchased on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contracts purchased prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.




(2) For contracts purchased prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider charge will not change until the end of the waiting period, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective annual step up or elect to change your Portfolio Navigator model portfolio;


(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

(1) See disclosure in Appendix J.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  35

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX K) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1) See disclosure in Appendix K.


INCOME ASSURER BENEFIT RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit is as follows:



                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)
Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)
Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)




(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.NATL


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model


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 36  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.



OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT
THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  37

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.



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 38  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED
                                                     Jan       $100           $20           5.00
                                                     Feb        100            18           5.56
you automatically buy                                Mar        100            17           5.88
more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  39

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix I -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM
The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of

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 40  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  41

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider or Guarantor Withdrawal Benefit for Life rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.


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 42  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. For contracts purchased on or after Jan. 26, 2009, you cannot select the Aggressive model portfolio as your model portfolio, or transfer to the Aggressive model portfolio while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The SecureSource rider and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.



--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  43

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.


--------------------------------------------------------------------------------
 44  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  45

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


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 46  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").



--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  47

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.



In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.


The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")


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 48  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.



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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  49

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.


Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV





PWT   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer of partial withdrawal.




The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:



(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and



(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.



For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


--------------------------------------------------------------------------------
 50  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:


1. contract value; or


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or


3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or


3. the 5% variable account floor.


ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;


3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  51

Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource rider, if selected, will terminate.


QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, the optional SecureSource rider, if selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


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 52  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS


THE ASSETS HELD IN OUR GENERAL ACCOUNT SUPPORT THE GUARANTEES UNDER YOUR CONTRACT, INCLUDING OPTIONAL DEATH BENEFITS AND OPTIONAL LIVING BENEFITS. TO THE EXTENT THAT WE ARE REQUIRED TO PAY YOU AMOUNTS IN ADDITION TO YOUR CONTRACT VALUE UNDER THESE BENEFITS, SUCH AMOUNTS WILL COME FROM OUR GENERAL ACCOUNT ASSETS. YOU SHOULD BE AWARE THAT OUR GENERAL ACCOUNT IS EXPOSED TO THE RISKS NORMALLY ASSOCIATED WITH A PORTFOLIO OF FIXED-INCOME SECURITIES, INCLUDING INTEREST RATE, OPTION, LIQUIDITY AND CREDIT RISK. THE FINANCIAL STATEMENTS CONTAINED IN THE SAI INCLUDE A FURTHER DISCUSSION OF THE RISKS INHERENT WITHIN THE INVESTMENTS OF THE GENERAL ACCOUNT.



OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED



ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------




If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  53

- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step

--------------------------------------------------------------------------------
 54 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.


SECURESOURCE RIDERS


There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2007; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


(1) The SecureSource rider is not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:


- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 55 amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee

--------------------------------------------------------------------------------
 56  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate qualifying purchase payments and purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the model portfolio you have chosen. You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").


  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  57

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  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).


- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.


  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2


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  may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.


WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

   (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  59

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  payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.


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- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


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       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


20% RIDER CREDIT (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups and purchase payment credits may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.



ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.



The maximum enhanced lifetime base at any time is $5,000,000.



If the enhanced lifetime base is greater than zero, then it will:



- increase by the amount of any purchase payments received on or after the third rider anniversary.



- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.



- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.



If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:



- The total RBA is reduced to zero.



- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.



The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.



INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.



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ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 63 the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


--------------------------------------------------------------------------------
 64  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  65

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.


--------------------------------------------------------------------------------
 66  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or

   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 67 benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                           DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...                 FOUND IN THE FOLLOWING APPENDIX:
------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit ("Rider B")              Appendix K
------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit ("Rider A")              Appendix K
  2006
------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit for Life                 Appendix J
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                                Appendix L
------------------------------------------------------------------------------------------------------------------------



(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.


For an example, see Appendix G.


--------------------------------------------------------------------------------
 68  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                             PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%
Three and Four                                  10%                                                  3.75%
Five or more                                    20%                                                   7.5%




Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit plus:


                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
One               Zero                                                  Zero
Two               40% x earnings at death (see above)                   15% x earnings at death
Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)
Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)




* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.



TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  69

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You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make

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    payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 6.60% or 8.10% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix J: Guarantor Withdrawal Benefit for Life Rider" or "Appendix K: Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  71

ANNUITY PAYOUTS: Generally, unlike withdrawals, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract


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 72  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.



In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.



State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is

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 74  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  75

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.


PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


--------------------------------------------------------------------------------
 76  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  77

Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 78  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES


                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #    CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Market Value                   Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.   80                                               p.   25
Appendix B: Example -- Withdrawal                     Charges -- Withdrawal Charges
Charges                                     p.   82                                               p.   32
Appendix C: Example -- Death Benefits       p.   87   Benefits in Case of Death                   p.   49
Appendix D: Example -- Accumulation                   Optional Benefits -- Accumulation
Protector Benefit Rider                     p.   90   Protector Benefit Rider                     p.   53
Appendix E: Example -- SecureSource                   Optional Benefits -- SecureSource Riders
Riders                                      p.   91                                               p.   55
Appendix F: SecureSource                              Optional Benefits -- SecureSource Riders
Riders -- Additional RMD Disclosure         p.   95                                               p.   55
Appendix G: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Death Benefit Rider                         p.   96   Death Benefit Rider                         p.   68
Appendix H: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p.   98   Plus Death Benefit Rider                    p.   69
Appendix I: Asset Allocation Program for              N/A
Contracts Purchased Before May 1, 2006      p.  100
Appendix J: Guarantor Withdrawal Benefit              N/A
for Life Rider Disclosure                   p.  101
Appendix K: Guarantor Withdrawal Benefit              N/A
Rider Disclosure                            p.  114
Appendix L: Income Assurer Benefit                    N/A
Riders                                      p.  122
Appendix M: Condensed Financial                       Condensed Financial Information
Information (Unaudited)                     p.  131   (Unaudited)                                 p.   13



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  79

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.


              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.


              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                1.030
$1,00-       -----------                      =
  0 X   [(    1 + .035 -   )   (84/12)  - 1]  -$39.84
                + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                1.030
$1,00-       -----------
  0 X   [(    1 + .025 -   )   (84/12)  - 1]  = $27.61
                + .001


In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 8%. (See "Charges --


--------------------------------------------------------------------------------
 80  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.



--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  81

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a nine-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
 82  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- NINE-YEAR WITHDRAWAL CHARGE SCHEDULE:

--------------------------------------------------------------------------------
This is an example of how we calculate the withdrawal charge on a contract with a nine-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                    Contract value just prior to withdrawal:        $60,000.00            $40,000.00
                        Contract value on prior anniversary:         58,000.00             42,000.00

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of
          withdrawal as:
               Contract value just prior to withdrawal (CV):         60,000.00             40,000.00
          Less purchase payments received and not previously
                                          withdrawn (PPNPW):         50,000.00             50,000.00
                                                                    ----------            ----------
          Earnings in the contract (but not less than zero):         10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                   Earnings in the contract:         10,000.00                  0.00
              10% of the prior anniversary's contract value:          5,800.00              4,200.00
                                                                    ----------            ----------
                               TFA (but not less than zero):         10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                   Contract value withdrawn:         60,000.00             40,000.00
                              Less earnings in the contract:         10,000.00                  0.00
                                                                    ----------            ----------
                               ACV (but not less than zero):         50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
              10% of the prior anniversary's contract value:          5,800.00              4,200.00
                              Less earnings in the contract:         10,000.00                  0.00
                                                                    ----------            ----------
                               XSF (but not less than zero):              0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - X-
          SF)

                                           XSF from Step 4 =              0.00              4,200.00
                                           ACV from Step 3 =         50,000.00             40,000.00
                                            CV from Step 1 =         60,000.00             40,000.00
                                           TFA from Step 2 =         10,000.00              4,200.00
                                         PPNPW from Step 1 =         50,000.00             50,000.00
                                                                    ----------            ----------
                                                       PPW =         50,000.00             50,000.00


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  83

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                        PPW:         50,000.00             50,000.00
                                                   less XSF:              0.00              4,200.00
                                                                    ----------            ----------
               amount of PPW subject to a withdrawal charge:         50,000.00             45,800.00
                   multiplied by the withdrawal charge rate:            x 8.0%                x 8.0%
                                                                    ----------            ----------
                                          withdrawal charge:          4,000.00              3,664.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                   Contract value withdrawn:         60,000.00             40,000.00
                                          WITHDRAWAL CHARGE:         (4,000.00)            (3,664.00)
            Contract charge (assessed upon full withdrawal):            (40.00)               (40.00)
                                                                    ----------            ----------
                               NET FULL WITHDRAWAL PROCEEDS:        $55,960.00            $36,296.00




--------------------------------------------------------------------------------
 84  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- NINE-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a nine-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------

                                                               CONTRACT WITH GAIN    CONTRACT WITH LOSS
                   Contract value just prior to withdrawal:        $60,000.00            $40,000.00
                       Contract value on prior anniversary:         58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:

--------------------------------------------------------------------------------------------------------
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):       $60,000.00            $40,000.00
           Less purchase payments received and not previously
                                           withdrawn (PPNPW):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        15,434.78             16,231.37
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):         5,434.78             16,231.37
STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  85

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XS-
          F)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =         5,434.78             16,231.37
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPW from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPW =         5,434.78             19,592.09
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                         PPW:         5,434.78             19,592.09
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                amount of PPW subject to a withdrawal charge:         5,434.78             15,392.09
                    multiplied by the withdrawal charge rate:           x 8.0%                x 8.0%
                                                                    ----------            ----------
                                           withdrawal charge:           434.78              1,231.37
STEP 7.   The dollar amount you will receive as a result of
          your partial withdrawal is determined as:
                                    Contract value withdrawn:        15,434.78             16,231.37
                                           WITHDRAWAL CHARGE:          (434.78)            (1,231.37)
                                                                    ----------            ----------
                             NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 86  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $5,000 to the contract; and

- on the first contract anniversary, you make an additional payment of $20,000. We add a purchase payment credit of $1,000; and

- During the second contract year, the contract value is $110,000 and you take a $10,000 partial withdrawal (including withdrawal charges); and

- During the third contract year, the contract value is $105,000.

WE CALCULATE THE ROP DEATH BENEFIT, AS FOLLOWS:
  Contract value at death:                                                           $105,000.00
                                                                                     -----------
  Purchase payments, plus credits minus adjusted partial withdrawals:
         Total purchase payments:                                                    $120,000.00
         plus purchase payment credits:                                                +6,000.00
         minus adjusted partial withdrawals calculated as:
         $10,000 x $126,000

         ------------------  =                                                        -11,454.55
              $110,000
                                                                                     -----------
         for a death benefit of:                                                     $114,545.45
                                                                                     -----------




  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $114,545.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $1,000 to your contract; and

- on the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $25,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
          Total purchase payments and purchase payment credits:                        $26,000.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $26,000

          ----------------  =                                                           -1,444.44
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $24,555.56
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
          Greatest of your contract anniversary values:                                $29,000.00
          plus purchase payments and purchase payment credits
          made since the prior anniversary:
          minus adjusted partial withdrawals, calculated as:                                +0.00
          $1,500 x $29,000
          ----------------  =                                                           -1,611.11
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $27,388.89
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  87

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $1,000 to your contract. You allocate $5,000 to the GPA accounts and $21,000 to the subaccounts; and

- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal, (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
         Total purchase payments and purchase payment credits:                        $26,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $26,000

         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a death benefit of:                                                      $24,395.06
                                                                                      ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary, calculated as:
         1.05 x $21,000 =                                                             $22,050.00
         plus purchase payments and purchase payment credits allocated to the subaccounts
         since that anniversary:                                                           +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $22,050
         ----------------  =                                                           -1,740.79
              $19,000
                                                                                      ----------
         variable account floor benefit:                                              $20,309.21
         plus the GPA account value:                                                   +5,300.00
                                                                                      ----------
         5% variable account floor (value of the GPAs and the variable account
         floor):                                                                      $25,609.21
                                                                                      ----------



  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $25,609.21


--------------------------------------------------------------------------------
 88  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a $1,000 purchase payment credit with $5,000 allocated to the GPA accounts and $21,000 allocated to the subaccounts; and

- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
         Total purchase payments:                                                     $26,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $26,000

         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a return of purchase payments death benefit of:                          $24,395.06
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                            $26,000.00
         plus purchase payments and credits made since that anniversary:                   +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 x $26,000
         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a MAV Death Benefit of:                                                  $24,395.06
                                                                                      ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary, calculated as:
         1.05 x $21,000 =                                                             $22,050.00
         plus purchase payments and purchase payment credit amounts allocated to
         the subaccounts since that anniversary:                                           +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $22,050
         ----------------  =                                                           -1,740.79
              $19,000
                                                                                      ----------
         variable account floor benefit:                                              $20,309.21
         plus the GPA value:                                                           +5,300.00

         5% variable account floor (value of the GPAs and the variable account
         floor):                                                                      $25,609.21
                                                                                      ----------



  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE 5%
  VARIABLE ACCOUNT FLOOR:                                             $25,609.21


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  89

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER




The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.



The example assumes:



- You purchase a contract (with the Accumulation Benefit rider) with a purchase payment and purchase payment credit totaling $100,000.



- You make no additional purchase payments.



- You do not exercise the Elective Step-up option.



- The Accumulation Benefit rider fee is 0.80%.



END OF       ASSUMED NET     PARTIAL WITHDRAWAL      ADJUSTED                   ACCUMULATION
CONTRACT       RATE OF          (BEGINNING OF         PARTIAL                      BENEFIT
YEAR            RETURN              YEAR)           WITHDRAWAL       MCAV          AMOUNT        CONTRACT VALUE
1                 12%              $    0             $    0       $100,000        $     0          $111,104
2                 15%                   0                  0        101,398              0           126,747
3                  3%                   0                  0        103,604              0           129,505
4                 -8%                   0                  0        103,604              0           118,192
5                -15%                   0                  0        103,604              0            99,634
6                 20%               2,000              2,080        101,525              0           116,224
7                 15%                   0                  0        106,071              0           132,588
8                -10%                   0                  0        106,071              0           118,375
9                -20%               5,000              4,480        101,590              0            89,851
10               -12%                   0                  0        101,590         23,334            78,256





--------------------------------------------------------------------------------
 90  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(R) RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,153.85 and receive a purchase payment credit of $3,846.15, and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A
1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A
2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A
5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)
5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0
6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400
6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0
7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840
7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0
8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  91

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500
6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)
7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
 92  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A
1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A
2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A
6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)
6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0
7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400
7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0
8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840
8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0
9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300
9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300
10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  93

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500
6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500
7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 94  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE(R) RIDERS -- ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);



      3. a Simplified Employee Pension plan (Section 408(k));


      4. a tax-sheltered annuity rollover (Section 403(b)).




In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000. The MAV Death
  Benefit equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     The MAV Death Benefit (contract value):                                             $110,000
     plus the Benefit Protector(R) benefit which equals 40% of earnings at death (MAV
     Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     The MAV Death Benefit:                                                              $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial withdrawals):                        $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                         --------
  Total death benefit of:                                                                 $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     The MAV Death Benefit (contract value):                                             $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000


--------------------------------------------------------------------------------
 96  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500. Your new contract value is now
  $252,500. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment credits added in
     the last 12 months):                                                                $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $305,000
  During the eleventh contract year the contract value remains $252,500 and the "new"
  purchase payment is one year old and the value of the Benefit Protector(R) changes.
  The death benefit equals:
     The MAV Death Benefit (contract value):                                             $252,500
     plus the Benefit Protector(R) benefit which equals 40% of earnings at death (MAV
     Death Benefit minus payments not previously withdrawn):
     0.40 x ($252,500 - $105,000) =                                                       +59,000
                                                                                         --------
  Total death benefit of:                                                                $311,500




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  97

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000. The MAV Death
  Benefit on equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:
     The MAV Death Benefit (contract value):                                             $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     The MAV Death Benefit:                                                              $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $100,000 =                                              +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial withdrawals):                        $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                                          +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $55,000 =                                                +5,500
                                                                                         --------
  Total death benefit of:                                                                 $64,167
  On the third contract anniversary the contract value falls $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV Death Benefit (contract value):                                             $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
     that are one or more years old                                                       +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000


--------------------------------------------------------------------------------
 98  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500. Your new contract value is now
  $252,500. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment credits added in
     the last 12 months):                                                                $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
     that are one or more years old                                                       +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $316,000
  During the eleventh contract year the contract value remains $252,500 and the "new"
  purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
     The MAV Death Benefit (contract value):                                             $252,500
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($252,500 - $105,000) =                                                       +59,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $322,500




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  99

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


--------------------------------------------------------------------------------
 100  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER
The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if(1):

- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  101

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to

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  those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(R)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.


WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credits).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  105
payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS

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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  107

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  WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches

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  age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  109

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will

--------------------------------------------------------------------------------
 110 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS be reset to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a $96,154 purchase payment with a $3,846 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A
1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A
1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A
2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A
5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)
5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0
6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160
6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0
7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200
7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0
8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300




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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  111

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 112  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a $96,154 purchase payment with a $3,846 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  113

APPENDIX K: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER

GUARANTOR(R) WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor(R) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(R) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A
- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(R) rider are/were not available;

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)
- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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 114  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.


- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  115

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:


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 116  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  117

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.


ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.


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 118  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that

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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  119
time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000; and

- we add a purchase payment credit of $5,000 to your contract.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment
  plus the purchase payment credit:                                       $105,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $105,000 =                                                    $  7,350
  The Remaining Benefit Amount (RBA) equals your purchase payment plus
  the purchase payment credit:                                            $105,000
  On the first contract year the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract anniversary you decide to take a partial withdrawal of $7,700
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700
  On the fourth contract anniversary you make an additional purchase payment of $50,000. We add a purchase payment credit of $2,500 to your contract. The new RBA for the contract is equal to your prior
  RBA plus 100% of the additional purchase payment and purchase payment credit:
     $102,300 + $52,500 =                                                 $154,800
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment and purchase payment credit:
     $110,000 + $52,500 =                                                 $162,500
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
     $7,700 + $3,675 =                                                    $ 11,375


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 120  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $200,000 - $20,000 =                                             $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eight contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $180,000 - $25,000 =                                             $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                $ 10,500




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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  121

APPENDIX L : EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS

INCOME ASSURER BENEFIT(R) RIDERS
The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit(R) - MAV;

- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or

- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(R) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;

- the annuitant on the retirement date must be between 50 to 86 years old; and


--------------------------------------------------------------------------------
 122  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  123

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(R) - MAV
The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.


--------------------------------------------------------------------------------
 124  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
       1. contract value less the market value adjusted excluded payments (described above); or

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

       3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

       1. the contract value;

       2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

       3. the MAV (described above); or

       4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
       1. contract value less the market value adjusted excluded payments (described above);

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

       3. the MAV, less market value adjusted excluded payments (described above); or

       4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  125

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000 and we add a $5,000 purchase payment credit; and

- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED          PURCHASE             MAXIMUM         GUARANTEED
  CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY     INCOME BENEFIT
ANNIVERSARY      VALUE         AND CREDITS        VALUE (MAV)(1)     BASE - MAV(2)
----------------------------------------------------------------------------------
      1        $113,000          $105,000            $113,000          $113,000
      2         131,000           105,000             131,000           131,000
      3         138,000           105,000             138,000           138,000
      4         157,000           105,000             157,000           157,000
      5          89,000           105,000             157,000           157,000
      6         126,000           105,000             157,000           157,000
      7         145,000           105,000             157,000           157,000
      8         159,000           105,000             159,000           159,000
      9         146,000           105,000             159,000           159,000
     10         181,000           105,000             181,000           181,000
     11         147,000           105,000             181,000           181,000
     12         154,000           105,000             181,000           181,000
     13         216,000           105,000             216,000           216,000
     14         206,000           105,000             216,000           216,000
     15         211,000           105,000             216,000           216,000




(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 126  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000             $  803.64               $  805.45            $181,000            $  803.64
     11            147,000                668.85                  670.32             181,000               823.55
     12            154,000                719.18                  720.72             181,000               845.27
     13            216,000              1,034.64                1,036.80             216,000             1,034.64
     14            206,000              1,013.52                1,015.58             216,000             1,062.72
     15            211,000              1,065.55                1,067.66             216,000             1,090.80


                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                825.36
     12                847.08
     13              1,036.80
     14              1,064.88
     15              1,092.96




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH      IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98            $181,000             $655.22
     11            147,000               543.90                  538.02             181,000              669.70
     12            154,000               582.12                  575.96             181,000              684.18
     13            216,000               838.08                  827.28             216,000              838.08
     14            206,000               817.82                  809.58             216,000              857.52
     15            211,000               858.77                  850.33             216,000              879.12


                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               662.46
     12               676.94
     13               827.28
     14               848.88
     15               870.48




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  127

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                        GUARANTEED
                                                                          INCOME
                ASSUMED          PURCHASE                             BENEFIT BASE -
  CONTRACT     CONTRACT          PAYMENTS         5% ACCUMULATION    5% ACCUMULATION
ANNIVERSARY      VALUE         AND CREDITS        BENEFIT BASE(1)    BENEFIT BASE(2)
------------------------------------------------------------------------------------
      1        $113,000          $105,000             $110,250           $113,000
      2         131,000           105,000              115,763            131,000
      3         138,000           105,000              121,551            138,000
      4         157,000           105,000              127,628            157,000
      5          89,000           105,000              134,010            134,010
      6         126,000           105,000              140,710            140,710
      7         145,000           105,000              147,746            147,746
      8         159,000           105,000              155,133            159,000
      9         146,000           105,000              162,889            162,889
     10         181,000           105,000              171,034            181,000
     11         147,000           105,000              179,586            179,586
     12         154,000           105,000              188,565            188,565
     13         216,000           105,000              197,993            216,000
     14         206,000           105,000              207,893            207,893
     15         211,000           105,000              218,287            218,287




(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                              IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------

  CONTRACT      ASSUMED         NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY    CONTRACT      PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE      VALUE      10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------
     10        $181,000          $  803.64               $  805.45            $181,000            $  803.64
     11         147,000             668.85                  670.32             179,586               817.11
     12         154,000             719.18                  720.72             188,565               880.60
     13         216,000           1,034.64                1,036.80             216,000             1,034.64
     14         206,000           1,013.52                1,015.58             207,893             1,022.83
     15         211,000           1,065.55                1,067.66             218,287             1,102.35


                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                818.91
     12                882.48
     13              1,036.80
     14              1,024.91
     15              1,104.53




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
 128  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH     IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98            $181,000             $655.22
     11            147,000               543.90                  538.02             179,586              664.47
     12            154,000               582.12                  575.96             188,565              712.78
     13            216,000               838.08                  827.28             216,000              838.08
     14            206,000               817.82                  809.58             207,893              825.33
     15            211,000               858.77                  850.33             218,287              888.43


               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               657.28
     12               705.23
     13               827.28
     14               817.02
     15               879.70




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                           GUARANTEED
                                                                                             INCOME
                                                                                         BENEFIT BASE -
                                                                                           GREATER OF
                ASSUMED         PURCHASE          MAXIMUM                                  MAV OR 5%
  CONTRACT     CONTRACT         PAYMENTS        ANNIVERSARY       5% ACCUMULATION         ACCUMULATION
ANNIVERSARY      VALUE        AND CREDITS         VALUE(1)        BENEFIT BASE(1)       BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------------
      1        $113,000         $105,000          $113,000            $110,250              $113,000
      2         131,000          105,000           131,000             115,763               131,000
      3         138,000          105,000           138,000             121,551               138,000
      4         157,000          105,000           157,000             127,628               157,000
      5          89,000          105,000           157,000             134,010               157,000
      6         126,000          105,000           157,000             140,710               157,000
      7         145,000          105,000           157,000             147,746               157,000
      8         159,000          105,000           159,000             155,133               159,000
      9         146,000          105,000           159,000             162,889               162,889
     10         181,000          105,000           181,000             171,034               181,000
     11         147,000          105,000           181,000             179,586               181,000
     12         154,000          105,000           181,000             188,565               188,565
     13         216,000          105,000           216,000             197,993               216,000
     14         206,000          105,000           216,000             207,893               216,000
     15         211,000          105,000           216,000             218,287               218,287




(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  129

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000             $  803.64               $  805.45            $181,000            $  803.64
     11            147,000                668.85                  670.32             181,000               823.55
     12            154,000                719.18                  720.72             188,565               880.60
     13            216,000              1,034.64                1,036.80             216,000             1,034.64
     14            206,000              1,013.52                1,015.58             216,000             1,062.72
     15            211,000              1,065.55                1,067.66             218,287             1,102.35


                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                825.36
     12                882.48
     13              1,036.80
     14              1,064.88
     15              1,104.53




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB -- MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98             $181,000             $655.22
     11            147,000               543.90                  538.02              181,000              669.70
     12            154,000               582.12                  575.96              188,565              712.78
     13            216,000               838.08                  827.28              216,000              838.08
     14            206,000               817.82                  809.58              216,000              857.52
     15            211,000               858.77                  850.33              218,287              888.43


                    IAB -- MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               662.46
     12               705.23
     13               827.28
     14               848.88
     15               879.70




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 130  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.




VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.34    $1.34    $1.21   $1.17   $1.07   $1.00
Accumulation unit value at end of period                         $0.63    $1.34    $1.34   $1.21   $1.17   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2,094    1,862    2,222   2,605   1,046       7

----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.31    $1.20    $1.15   $1.08   $1.03   $1.00
Accumulation unit value at end of period                         $0.74    $1.31    $1.20   $1.15   $1.08   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                      4        3       48      --      --      --
----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.56    $1.44    $1.26   $1.17   $1.04   $1.00
Accumulation unit value at end of period                         $0.81    $1.56    $1.44   $1.26   $1.17   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     28       18       17      19      20       2
----------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.03    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.72    $1.03       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     70        2       --      --      --      --
----------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.04    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.61    $1.04       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 13,057    7,762       --      --      --      --
----------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.33    $1.24    $1.13   $1.08   $1.00      --
Accumulation unit value at end of period                         $0.93    $1.33    $1.24   $1.13   $1.08      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    400      505      677     778     302      --
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B)* (09/26/2008)
Accumulation unit value at beginning of period                   $1.00       --       --      --      --      --
Accumulation unit value at end of period                         $0.82       --       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     50       --       --      --      --      --
*AllianceBernstein VPS Balanced Shares Portfolio (Class B) merged into AllianceBernstein VPS Balanced Wealth
  Strategy Portfolio (Class B) on Sept. 26, 2008.

----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/06/2003)
Accumulation unit value at beginning of period                   $1.32    $1.12    $1.05   $1.04   $1.00   $1.00
Accumulation unit value at end of period                         $0.68    $1.32    $1.12   $1.05   $1.04   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     58        7        6       6       6      --
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/06/2003)
Accumulation unit value at beginning of period                   $1.43    $1.39    $1.21   $1.17   $1.07   $1.00
Accumulation unit value at end of period                         $0.83    $1.43    $1.39   $1.21   $1.17   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    174      251       91      97      97      --
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                   $1.88    $1.82    $1.37   $1.20   $1.00      --
Accumulation unit value at end of period                         $0.87    $1.88    $1.82   $1.37   $1.20      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 15,828    9,576    6,198   3,335     653      --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                   $1.13    $1.05    $1.05   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.09    $1.13    $1.05   $1.05   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  5,447    8,784   10,182   7,937   1,618      --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                   $1.76    $1.52    $1.24   $1.12   $1.00      --
Accumulation unit value at end of period                         $0.96    $1.76    $1.52   $1.24   $1.12      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                      1       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  131

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                   $0.90    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.67    $0.90       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                   $1.20    $1.01    $1.06   $1.06   $1.00      --
Accumulation unit value at end of period                         $0.69    $1.20    $1.01   $1.06   $1.06      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  5,587    5,961   16,187   4,805     716      --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                   $1.22    $1.31    $1.12   $1.09   $1.00      --
Accumulation unit value at end of period                         $0.87    $1.22    $1.31   $1.12   $1.09      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --        2        4      --      --      --
----------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                   $1.06    $1.06    $1.00      --      --      --
Accumulation unit value at end of period                         $0.79    $1.06    $1.06      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2,390    4,965    6,135      --      --      --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                   $1.12    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.67    $1.12       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 25,921   16,433       --      --      --      --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                   $1.13    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.57    $1.13       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                   $1.36    $1.42    $1.21   $1.17   $1.00      --
Accumulation unit value at end of period                         $0.96    $1.36    $1.42   $1.21   $1.17      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 13,991   11,030        5      --      --      --
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                   $1.10    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.72    $1.10       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    253      116       --      --      --      --
----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.27    $1.28    $1.21   $1.13   $1.00      --
Accumulation unit value at end of period                         $0.75    $1.27    $1.28   $1.21   $1.13      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.20    $1.07    $1.05   $1.03   $1.00      --
Accumulation unit value at end of period                         $0.69    $1.20    $1.07   $1.05   $1.03      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1,458    1,512    3,643   1,312     251      --
----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.26    $1.20    $1.05   $1.03   $1.00      --
Accumulation unit value at end of period                         $0.87    $1.26    $1.20   $1.05   $1.03      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     10       10        8       8      --      --
----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.09    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.62    $1.09       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.54    $1.50    $1.25   $1.14   $1.00      --
Accumulation unit value at end of period                         $0.94    $1.54    $1.50   $1.25   $1.14      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     15       37       --      --      --      --
----------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                   $0.98    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.70    $0.98       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10,276    7,887       --      --      --      --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.70    $1.48    $1.35   $1.18   $1.04   $1.00
Accumulation unit value at end of period                         $0.96    $1.70    $1.48   $1.35   $1.18   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 24,186   22,112   23,330   8,017   1,767      52
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 132  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.40    $1.13    $1.08   $1.04   $1.03   $1.00
Accumulation unit value at end of period                         $0.73    $1.40    $1.13   $1.08   $1.04   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    148      177      120     116      75       1
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                   $1.08    $1.06    $1.03   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.03    $1.08    $1.06   $1.03   $1.03      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 20,451   22,256    8,675   6,495   1,052      --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.90    $1.68    $1.52   $1.31   $1.07   $1.00
Accumulation unit value at end of period                         $1.13    $1.90    $1.68   $1.52   $1.31   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9,517    5,907    3,603   1,073     223      25
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.87    $1.62    $1.40   $1.20   $1.08   $1.00
Accumulation unit value at end of period                         $1.03    $1.87    $1.62   $1.40   $1.20   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    898      902    1,569   1,336     646      --
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                   $1.33    $1.30    $1.12   $1.12   $1.00      --
Accumulation unit value at end of period                         $0.92    $1.33    $1.30   $1.12   $1.12      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    766    1,067    1,115     900     530      --
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                   $1.22    $1.28    $1.11   $1.09   $1.00      --
Accumulation unit value at end of period                         $0.87    $1.22    $1.28   $1.11   $1.09      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    252      241      224     135      66      --
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.35    $1.23    $1.16   $1.12   $1.02   $1.00
Accumulation unit value at end of period                         $0.76    $1.35    $1.23   $1.16   $1.12   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     59      123      137     133     132      --
----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/06/2003)
Accumulation unit value at beginning of period                   $1.51    $1.49    $1.28   $1.18   $1.06   $1.00
Accumulation unit value at end of period                         $0.93    $1.51    $1.49   $1.28   $1.18   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1,047    1,381    5,785   1,149   1,138      48
----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
  FUND - CLASS 2)
Accumulation unit value at beginning of period                   $1.33    $1.22    $1.10   $1.16   $1.00      --
Accumulation unit value at end of period                         $1.39    $1.33    $1.22   $1.10   $1.16      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 13,139   14,768    9,166   2,944     652      --
----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                   $1.44    $1.44    $1.20   $1.12   $1.00      --
Accumulation unit value at end of period                         $0.82    $1.44    $1.44   $1.20   $1.12      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    603      682      487     237      46      --
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.53    $1.51    $1.32   $1.19   $1.00      --
Accumulation unit value at end of period                         $0.95    $1.53    $1.51   $1.32   $1.19      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10,038    9,795    7,602   2,692     580      --
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $0.94    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.58    $0.94       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period                   $1.05    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.62    $1.05       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 27,015   19,888       --      --      --      --
----------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                   $1.03    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.60    $1.03       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  133

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit value at beginning of period                   $1.29    $1.18    $1.12   $1.09   $1.02   $1.00
Accumulation unit value at end of period                         $0.80    $1.29    $1.18   $1.12   $1.09   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     19       19       19      19      19      --
----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit value at beginning of period                   $1.18    $1.17    $1.06   $1.03   $0.98   $1.00
Accumulation unit value at end of period                         $0.70    $1.18    $1.17   $1.06   $1.03   $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     70       69       60      43      38      --
----------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit value at beginning of period                   $1.29    $1.27    $1.15   $1.14   $1.05   $1.00
Accumulation unit value at end of period                         $0.99    $1.29    $1.27   $1.15   $1.14   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    611      819      742     796     528      68
----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit value at beginning of period                   $2.57    $2.05    $1.59   $1.39   $1.09   $1.00
Accumulation unit value at end of period                         $1.57    $2.57    $2.05   $1.59   $1.39   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     55       46       21      29      30      --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.35    $1.20    $1.14   $1.10   $1.05   $1.00
Accumulation unit value at end of period                         $0.72    $1.35    $1.20   $1.14   $1.10   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  4,378    4,182    5,176   3,882     714       5
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.70    $1.63    $1.41   $1.26   $1.08   $1.00
Accumulation unit value at end of period                         $1.00    $1.70    $1.63   $1.41   $1.26   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    140       76       72      71      54      --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.42    $1.46    $1.30   $1.20   $1.03   $1.00
Accumulation unit value at end of period                         $0.86    $1.42    $1.46   $1.30   $1.20   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    393      417      414     418     351      14
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.26    $1.17    $1.11   $1.10   $1.03   $1.00
Accumulation unit value at end of period                         $1.05    $1.26    $1.17   $1.11   $1.10   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 24,993   24,576   12,471   6,319   1,918       6
----------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                   $1.03    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.85    $1.03       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 22,585   19,765       --      --      --      --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/06/2003)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                   $1.25    $1.27    $1.26   $1.13   $1.08   $1.00
Accumulation unit value at end of period                         $1.01    $1.25    $1.27   $1.26   $1.13   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     18       10        5       3       3      --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.84    $1.73    $1.38   $1.25   $1.10   $1.00
Accumulation unit value at end of period                         $1.02    $1.84    $1.73   $1.38   $1.25   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     74       77       84      98     103       6
----------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.23    $1.43    $1.24   $1.18   $1.00      --
Accumulation unit value at end of period                         $0.73    $1.23    $1.43   $1.24   $1.18      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     54       57    2,986      --      --      --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.35    $1.33    $1.28   $1.16   $1.00   $1.00
Accumulation unit value at end of period                         $0.72    $1.35    $1.33   $1.28   $1.16   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $0.99    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.60    $0.99       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 22,914   15,422       --      --      --      --
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 134  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                   $1.28    $1.23    $1.08   $1.10   $1.00      --
Accumulation unit value at end of period                         $0.80    $1.28    $1.23   $1.08   $1.10      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.42    $1.52    $1.28   $1.24   $1.05   $1.00
Accumulation unit value at end of period                         $0.95    $1.42    $1.52   $1.28   $1.24   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  3,967    4,430    4,843   4,143     929       1
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/06/2003)
Accumulation unit value at beginning of period                   $1.05    $1.02    $1.00   $0.99   $1.00   $1.00
Accumulation unit value at end of period                         $1.06    $1.05    $1.02   $1.00   $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  4,450    2,213    1,656     856   2,485      23
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2008 were (0.81%) and (0.81%), respectively.

----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.11    $1.07    $1.04   $1.04   $1.01   $1.00
Accumulation unit value at end of period                         $1.02    $1.11    $1.07   $1.04   $1.04   $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 35,807   33,077   17,563     268     265      19
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.77    $1.67    $1.42   $1.27   $1.09   $1.00
Accumulation unit value at end of period                         $1.03    $1.77    $1.67   $1.42   $1.27   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 27,080   17,997   13,288   4,126      78       4
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                   $1.26    $1.24    $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                         $0.71    $1.26    $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  3,350    3,351    4,233   4,918   2,114      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                   $1.09    $1.02    $1.00      --      --      --
Accumulation unit value at end of period                         $1.07    $1.09    $1.02      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 13,579   14,150   10,881      --      --      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                   $1.21    $1.20    $1.11   $1.08   $1.00      --
Accumulation unit value at end of period                         $0.89    $1.21    $1.20   $1.11   $1.08      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1,357    1,830    1,837   1,278     200      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                   $1.19    $1.18    $1.11   $1.10   $1.00      --
Accumulation unit value at end of period                         $0.95    $1.19    $1.18   $1.11   $1.10      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 11,616   10,245    4,449      --       6      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.30    $1.16    $1.18   $1.09   $1.02   $1.00
Accumulation unit value at end of period                         $0.70    $1.30    $1.16   $1.18   $1.09   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     91       77       94      94      71      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $0.99    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.54    $0.99       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     63       63       --      --      --      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.37    $1.33    $1.17   $1.14   $1.06   $1.00
Accumulation unit value at end of period                         $0.85    $1.37    $1.33   $1.17   $1.14   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    928      740      714     700     619      --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/06/2003)
Accumulation unit value at beginning of period                   $1.05    $1.01    $0.99   $0.99   $1.00   $1.00
Accumulation unit value at end of period                         $1.00    $1.05    $1.01   $0.99   $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  3,283    2,396    1,568     790     234      32
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (11/06/2003)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                   $1.32    $1.30    $1.19   $1.12   $1.05   $1.00
Accumulation unit value at end of period                         $0.72    $1.32    $1.30   $1.19   $1.12   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     77      109       --      --      --      --
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  135

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2008     2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                   $1.29    $1.32    $1.13   $1.10   $1.00      --
Accumulation unit value at end of period                         $0.77    $1.29    $1.32   $1.13   $1.10      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                      6        6       --      --      --      --
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period                   $2.74    $2.02    $1.54   $1.17   $1.00      --
Accumulation unit value at end of period                         $1.25    $2.74    $2.02   $1.54   $1.17      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7,641    4,674    4,284   2,111     441      --
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
Accumulation unit value at beginning of period                   $1.72    $1.56    $1.28   $1.14   $1.00      --
Accumulation unit value at end of period                         $1.01    $1.72    $1.56   $1.28   $1.14      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     38        1       --      --      --      --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/06/2003)
Accumulation unit value at beginning of period                   $1.39    $1.45    $1.27   $1.24   $1.08   $1.00
Accumulation unit value at end of period                         $0.88    $1.39    $1.45   $1.27   $1.24   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 21,384   18,828   19,119   8,988   1,681      10
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $0.85    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.46    $0.85       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9,257    4,031       --      --      --      --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.12    $1.00       --      --      --      --
Accumulation unit value at end of period                         $0.59    $1.12       --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     --       --       --      --      --      --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                   $1.73    $2.13    $1.58   $1.37   $1.00      --
Accumulation unit value at end of period                         $1.06    $1.73    $2.13   $1.58   $1.37      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    255      199      254     230      74      --
----------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                   $2.21    $1.93    $1.44   $1.20   $1.00      --
Accumulation unit value at end of period                         $1.18    $2.21    $1.93   $1.44   $1.20      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10,414    6,287    5,689   2,988     608      --
----------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                   $1.38    $1.34    $1.26   $1.15   $1.00      --
Accumulation unit value at end of period                         $0.82    $1.38    $1.34   $1.26   $1.15      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7,587    6,233    3,434   2,248     455      --
----------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.21   $1.22   $1.10   $1.07   $1.00
Accumulation unit value at end of period                             $0.57   $1.21   $1.22   $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                             691     584     674     742     289
----------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.17   $1.13   $1.06   $1.00
Accumulation unit value at end of period                             $0.72   $1.28   $1.17   $1.13   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.45   $1.34   $1.18   $1.10   $1.00
Accumulation unit value at end of period                             $0.75   $1.45   $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      52      --
----------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.71   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              22       7      --      --      --
----------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.04   $1.00      --      --      --
Accumulation unit value at end of period                             $0.60   $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,247     816      --      --      --
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 136  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.31   $1.22   $1.13   $1.07   $1.00
Accumulation unit value at end of period                             $0.91   $1.31   $1.22   $1.13   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                             125     156     205     254      82
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B)* (09/26/2008)
Accumulation unit value at beginning of period                       $1.00      --      --      --      --
Accumulation unit value at end of period                             $0.82      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
*AllianceBernstein VPS Balanced Shares Portfolio (Class B) merged into AllianceBernstein VPS Balanced
  Wealth Strategy Portfolio (Class B) on Sept. 26, 2008.

----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                       $1.15   $1.00      --      --      --
Accumulation unit value at end of period                             $0.59   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              10       3      --      --      --
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                       $1.29   $1.26   $1.10   $1.07   $1.00
Accumulation unit value at end of period                             $0.75   $1.29   $1.26   $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              21      --      --      --      --
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                       $1.86   $1.80   $1.36   $1.19   $1.00
Accumulation unit value at end of period                             $0.85   $1.86   $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,149   1,494   1,212     863     135
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.11   $1.04   $1.04   $1.05   $1.00
Accumulation unit value at end of period                             $1.07   $1.11   $1.04   $1.04   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,306   2,261   2,483   2,099     349
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.74   $1.51   $1.23   $1.11   $1.00
Accumulation unit value at end of period                             $0.94   $1.74   $1.51   $1.23   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                       $0.89   $1.00      --      --      --
Accumulation unit value at end of period                             $0.66   $0.89      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.18   $1.00   $1.06   $1.06   $1.00
Accumulation unit value at end of period                             $0.67   $1.18   $1.00   $1.06   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,514   1,696   3,077   1,353     231
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.20   $1.29   $1.11   $1.09   $1.00
Accumulation unit value at end of period                             $0.86   $1.20   $1.29   $1.11   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                       $1.06   $1.06   $1.00      --      --
Accumulation unit value at end of period                             $0.78   $1.06   $1.06      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             623     801   1,248      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                       $1.12   $1.00      --      --      --
Accumulation unit value at end of period                             $0.66   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,494   1,791      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                       $1.13   $1.00      --      --      --
Accumulation unit value at end of period                             $0.57   $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                       $1.34   $1.40   $1.20   $1.16   $1.00
Accumulation unit value at end of period                             $0.94   $1.34   $1.40   $1.20   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,352   1,210      --      --      --
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  137

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                       $1.10   $1.00      --      --      --
Accumulation unit value at end of period                             $0.71   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.26   $1.27   $1.20   $1.13   $1.00
Accumulation unit value at end of period                             $0.73   $1.26   $1.27   $1.20   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.19   $1.06   $1.04   $1.03   $1.00
Accumulation unit value at end of period                             $0.68   $1.19   $1.06   $1.04   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             378     402     676     333      59
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.24   $1.19   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $0.85   $1.24   $1.19   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.09   $1.00      --      --      --
Accumulation unit value at end of period                             $0.61   $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.51   $1.49   $1.24   $1.14   $1.00
Accumulation unit value at end of period                             $0.93   $1.51   $1.49   $1.24   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                               4       4       3      49      --
----------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.98   $1.00      --      --      --
Accumulation unit value at end of period                             $0.70   $0.98      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,286     917      --      --      --
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.58   $1.38   $1.26   $1.10   $1.00
Accumulation unit value at end of period                             $0.89   $1.58   $1.38   $1.26   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,794   3,894   4,343   2,068     279
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.37   $1.11   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $0.71   $1.37   $1.11   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               8       6       1      --      --
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.07   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.01   $1.07   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,195   3,799   2,184   1,811     213
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.73   $1.54   $1.40   $1.21   $1.00
Accumulation unit value at end of period                             $1.03   $1.73   $1.54   $1.40   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,219     852     631     259      --
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.68   $1.47   $1.27   $1.10   $1.00
Accumulation unit value at end of period                             $0.92   $1.68   $1.47   $1.27   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                             226     215     340     329     142
----------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.31   $1.29   $1.11   $1.12   $1.00
Accumulation unit value at end of period                             $0.90   $1.31   $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              82      74      99      70      --
----------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.20   $1.26   $1.10   $1.09   $1.00
Accumulation unit value at end of period                             $0.86   $1.20   $1.26   $1.10   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             222     150      47      41      --
----------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.17   $1.10   $1.07   $1.00
Accumulation unit value at end of period                             $0.72   $1.28   $1.17   $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      44      --
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 138  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.38   $1.36   $1.18   $1.09   $1.00
Accumulation unit value at end of period                             $0.85   $1.38   $1.36   $1.18   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              91      98     718      84      14
----------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period                       $1.32   $1.21   $1.10   $1.16   $1.00
Accumulation unit value at end of period                             $1.37   $1.32   $1.21   $1.10   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,758   2,105   1,575     749     132
----------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.42   $1.42   $1.19   $1.12   $1.00
Accumulation unit value at end of period                             $0.80   $1.42   $1.42   $1.19   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              15      16      30      31      --
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.51   $1.50   $1.32   $1.19   $1.00
Accumulation unit value at end of period                             $0.93   $1.51   $1.50   $1.32   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,461   1,547   1,356     701     143
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $0.93   $1.00      --      --      --
Accumulation unit value at end of period                             $0.58   $0.93      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              25       8      --      --      --
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period                       $1.05   $1.00      --      --      --
Accumulation unit value at end of period                             $0.62   $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,623   2,132      --      --      --
----------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.60   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $1.25   $1.15   $1.09   $1.07   $1.00
Accumulation unit value at end of period                             $0.77   $1.25   $1.15   $1.09   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $1.18   $1.18   $1.07   $1.04   $1.00
Accumulation unit value at end of period                             $0.70   $1.18   $1.18   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $1.21   $1.19   $1.09   $1.09   $1.00
Accumulation unit value at end of period                             $0.92   $1.21   $1.19   $1.09   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              29      18      --      --      --
----------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $2.26   $1.81   $1.41   $1.24   $1.00
Accumulation unit value at end of period                             $1.37   $2.26   $1.81   $1.41   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                              95      58       5      --      --
----------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.27   $1.14   $1.08   $1.06   $1.00
Accumulation unit value at end of period                             $0.68   $1.27   $1.14   $1.08   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,139   1,147   1,375   1,103     192
----------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.53   $1.47   $1.28   $1.15   $1.00
Accumulation unit value at end of period                             $0.89   $1.53   $1.47   $1.28   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.35   $1.40   $1.25   $1.16   $1.00
Accumulation unit value at end of period                             $0.82   $1.35   $1.40   $1.25   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      14      --      --
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  139

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.20   $1.12   $1.07   $1.07   $1.00
Accumulation unit value at end of period                             $1.01   $1.20   $1.12   $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,485   3,722   2,472   1,572     309
----------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.85   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,435   2,187      --      --      --
----------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                       $1.11   $1.14   $1.14   $1.03   $1.00
Accumulation unit value at end of period                             $0.90   $1.11   $1.14   $1.14   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              25      13      --      --      --
----------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.66   $1.56   $1.25   $1.14   $1.00
Accumulation unit value at end of period                             $0.91   $1.66   $1.56   $1.25   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.21   $1.42   $1.24   $1.18   $1.00
Accumulation unit value at end of period                             $0.72   $1.21   $1.42   $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                              26      31     381      --      --
----------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.30   $1.28   $1.24   $1.13   $1.00
Accumulation unit value at end of period                             $0.70   $1.30   $1.28   $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.99   $1.00      --      --      --
Accumulation unit value at end of period                             $0.59   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,240   1,676      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.27   $1.22   $1.08   $1.09   $1.00
Accumulation unit value at end of period                             $0.78   $1.27   $1.22   $1.08   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.30   $1.40   $1.19   $1.15   $1.00
Accumulation unit value at end of period                             $0.87   $1.30   $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,005   1,216   1,253   1,122     227
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                       $1.04   $1.02   $1.00   $0.99   $1.00
Accumulation unit value at end of period                             $1.05   $1.04   $1.02   $1.00   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,283     811     752      61      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2008 were (1.24%) and (1.23%), respectively.

----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.08   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $0.99   $1.08   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           4,685   4,313   2,451      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.59   $1.50   $1.28   $1.15   $1.00
Accumulation unit value at end of period                             $0.92   $1.59   $1.50   $1.28   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,766   3,013   2,632   1,232      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                       $1.24   $1.23   $1.09   $1.05   $1.00
Accumulation unit value at end of period                             $0.70   $1.24   $1.23   $1.09   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             914     927   1,090   1,237     489
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                       $1.08   $1.02   $1.00      --      --
Accumulation unit value at end of period                             $1.06   $1.08   $1.02      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,674   1,649   1,456      --      --
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 140  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.19   $1.19   $1.10   $1.08   $1.00
Accumulation unit value at end of period                             $0.87   $1.19   $1.19   $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                             457     720     397     338      11
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                       $1.17   $1.17   $1.11   $1.09   $1.00
Accumulation unit value at end of period                             $0.93   $1.17   $1.17   $1.11   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,235   1,184     595      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.25   $1.12   $1.15   $1.06   $1.00
Accumulation unit value at end of period                             $0.67   $1.25   $1.12   $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1      --       2       2      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.99   $1.00      --      --      --
Accumulation unit value at end of period                             $0.53   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.25   $1.11   $1.08   $1.00
Accumulation unit value at end of period                             $0.79   $1.28   $1.25   $1.11   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.04   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                             $0.99   $1.04   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                             592     238     176      98      --
----------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                       $1.24   $1.23   $1.13   $1.07   $1.00
Accumulation unit value at end of period                             $0.68   $1.24   $1.23   $1.13   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                       $1.27   $1.31   $1.12   $1.10   $1.00
Accumulation unit value at end of period                             $0.75   $1.27   $1.31   $1.12   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period                       $2.70   $2.00   $1.53   $1.17   $1.00
Accumulation unit value at end of period                             $1.22   $2.70   $2.00   $1.53   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                             980     722     811     542      95
----------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.70   $1.54   $1.27   $1.14   $1.00
Accumulation unit value at end of period                             $0.99   $1.70   $1.54   $1.27   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                               4       2      --      --      --
----------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.25   $1.30   $1.15   $1.13   $1.00
Accumulation unit value at end of period                             $0.78   $1.25   $1.30   $1.15   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,817   3,966   4,098   2,564     386
----------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $0.84   $1.00      --      --      --
Accumulation unit value at end of period                             $0.46   $0.84      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             872     454      --      --      --
----------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.12   $1.00      --      --      --
Accumulation unit value at end of period                             $0.58   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.71   $2.11   $1.57   $1.37   $1.00
Accumulation unit value at end of period                             $1.04   $1.71   $2.11   $1.57   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                              60      56      71      82       9
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  141

VARIABLE ACCOUNT CHARGES OF 2.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                       $2.18   $1.91   $1.43   $1.20   $1.00
Accumulation unit value at end of period                             $1.16   $2.18   $1.91   $1.43   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,432   1,094   1,140     847     169
----------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                       $1.36   $1.32   $1.25   $1.15   $1.00
Accumulation unit value at end of period                             $0.81   $1.36   $1.32   $1.25   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,085   1,072     777     603      98
----------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 142  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  143

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1 (800) 333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


45301 J (5/09)

PROSPECTUS


MAY 1, 2009


WELLS FARGO

ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares


AllianceBernstein Variable Products Series Fund, Inc. (Class B)


American Century(R) Variable Portfolios, Inc., Class II


Columbia Funds Variable Insurance Trust


Credit Suisse Trust


Dreyfus Investment Portfolios, Service Share Class


Dreyfus Variable Investment Fund, Service Share Class


Eaton Vance Variable Trust (VT)


Fidelity(R) Variable Insurance Products Service Class 2


Franklin(R) Templeton(R) Variable Insurance Products


  Trust (FTVIPT) - Class 2


Goldman Sachs Variable Insurance Trust (VIT)


Janus Aspen Series: Service Shares


Legg Mason Variable Portfolios I, Inc.


MFS(R) Variable Insurance Trust(SM) - Service Class


Oppenheimer Variable Account Funds, Service Shares


PIMCO Variable Investment Trust (VIT)


Putnam Variable Trust - Class IB Shares


RiverSource Variable Series Trust (RVST)


The Universal Institutional Funds, Inc., Class II Shares


Van Kampen Life Investment Trust Class II Shares


Wanger Advisors Trust


Wells Fargo Variable Trust


Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits").


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS



KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION.............   15
FINANCIAL STATEMENTS........................   15
THE VARIABLE ACCOUNT AND THE FUNDS..........   15
GUARANTEE PERIOD ACCOUNTS (GPAS)............   25
THE FIXED ACCOUNT...........................   27
BUYING YOUR CONTRACT........................   29
CHARGES.....................................   32
VALUING YOUR INVESTMENT.....................   38
MAKING THE MOST OF YOUR CONTRACT............   40
WITHDRAWALS.................................   49
TSA -- SPECIAL PROVISIONS...................   49
CHANGING OWNERSHIP..........................   50
BENEFITS IN CASE OF DEATH...................   50
OPTIONAL BENEFITS...........................   53
THE ANNUITY PAYOUT PERIOD...................   70
TAXES.......................................   72
VOTING RIGHTS...............................   75
SUBSTITUTION OF INVESTMENTS.................   75
ABOUT THE SERVICE PROVIDERS.................   76
ADDITIONAL INFORMATION......................   77
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.....................   79
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   80
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES...   82
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......   87
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER...   90
APPENDIX E: EXAMPLE -- SECURESOURCE(R)
  RIDERS....................................   91
APPENDIX F: SECURESOURCE(R) RIDERS --
  ADDITIONAL RMD DISCLOSURE.................   95
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER..   96
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER.....................................   98
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006....  100
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R)
  RIDER DISCLOSURE..........................  101
APPENDIX K: GUARANTOR(R) WITHDRAWAL BENEFIT
  RIDER DISCLOSURE..........................  114
APPENDIX L: INCOME ASSURER BENEFIT(R)
  RIDERS....................................  122
APPENDIX M: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  131
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  142






--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs under Section 408A of the Code



- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code



- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:


- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges").



- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders. (See "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you intend to keep the contract: The contract has withdrawal charges. Does the contract meet your current and anticipated future need for liquidity? (See "Withdrawals").


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges").



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals").


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts").



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your
Contract -- Purchase Payment Credits"). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 5 refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "Guarantee Period Accounts (GPAs)").



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The Fixed
  Account -- One-Year Fixed Account").



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals").



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. We also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person
(SecureSource - Single Life) or the lifetime of you and your spouse (SecureSource - Joint Life) ("SecureSource Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits. (See "Optional Benefits"). Optional benefits vary by state and may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period").



--------------------------------------------------------------------------------
 6  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a six-year or eight-year withdrawal charge schedule at the time of application.


            SIX-YEAR SCHEDULE                          EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     8                     3                     8

         4                     6                     4                     8

         5                     4                     5                     8

         6                     2                     6                     6

         Thereafter            0                     7                     4

                                                     8                     2

                                                     Thereafter            0



(1) For Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Utah and Washington contracts, the eight-year withdrawal charge schedule is modified as follows: Years 1-
    3 - 8%; Year 4 - 7%; Year 5 - 6%; Year 6 - 5%; Year 7 - 4%; Year 8 - 2%; and
    Years 9+ - 0%.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")

                                                   IF YOUR AIR IS 3.5%, THEN YOUR            IF YOUR AIR IS 5%, THEN YOUR
                                                    DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
SIX-YEAR WITHDRAWAL CHARGE SCHEDULE                             6.50%                                    8.00%
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE                           6.25%                                    7.75%




--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE THE SIX-YEAR OR EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



IF YOU SELECT A SIX-YEAR WITHDRAWAL CHARGE      MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SCHEDULE AND:                                 EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                   1.50%                         0.15%                        1.65%

MAV Death Benefit                                   1.70                          0.15                         1.85

5% Accumulation Death Benefit                       1.85                          0.15                         2.00

Enhanced Death Benefit                              1.90                          0.15                         2.05


IF YOU SELECT AN EIGHT-YEAR WITHDRAWAL          MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
CHARGE SCHEDULE AND:                          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
ROP Death Benefit                                   1.25%                         0.15%                        1.40%

MAV Death Benefit                                   1.45                          0.15                         1.60

5% Accumulation Death Benefit                       1.60                          0.15                         1.75

Enhanced Death Benefit                              1.65                          0.15                         1.80





--------------------------------------------------------------------------------
 8  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED
If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM:     CURRENT:
                                                                    1.75%        0.80%(1)



(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.



FOR CONTRACTS PURCHASED ON OR AFTER JAN. 26, 2009





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    2.00%        1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    2.50%        1.40%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.95%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR CONTRACTS PURCHASED PRIOR TO JUNE 1, 2008





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.85%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.




GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)




GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%



(As a percentage of contract value charged annually on the contract anniversary.)




INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE



(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit -- Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.55%                4.35%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.








--------------------------------------------------------------------------------
 10  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)










--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  11

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Capital Appreciation Fund, Series II Shares             0.61%      0.25%    0.30%         0.01%          1.17%

AIM V.I. Capital Development Fund, Series II Shares              0.75       0.25     0.36          0.01           1.37(1)


AIM V.I. Global Health Care Fund, Series II Shares               0.75       0.25     0.38          0.01           1.39(1)


AIM V.I. International Growth Fund, Series II Shares             0.71       0.25     0.35          0.02           1.33(1)


AllianceBernstein VPS Global Technology Portfolio (Class B)      0.75       0.25     0.18            --           1.18


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.07            --           0.87


AllianceBernstein VPS International Value Portfolio (Class       0.74       0.25     0.07            --           1.06
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.84       0.25     0.01            --           1.10


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.11            --           1.14


Columbia Marsico Growth Fund, Variable Series, Class A           0.92         --     0.04            --           0.96


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.12            --           1.39
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.09            --           1.14(2)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.31            --           1.06(3)


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.10          0.01           1.11
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.06            --           1.06
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.35            --           1.35
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.23            --           1.48
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.58       0.25     0.37            --           1.20


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.10            --           0.67
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.30            --           1.35(4)
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.11            --           0.83
(previously FTVIPT Templeton Global Income Securities
Fund - Class 2)


FTVIPT Templeton Growth Securities Fund - Class 2                0.74       0.25     0.04            --           1.03


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.04            --           0.84


Goldman Sachs VIT Structured U.S. Equity                         0.65         --     0.07            --           0.72(5)
Fund - Institutional Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.02          0.01           0.92
(previously Janus Aspen Series Large Cap Growth Portfolio:
Service Shares)


Legg Mason Partners Variable Small Cap Growth Portfolio,         0.75         --     0.19            --           0.94
Class I


MFS(R) Total Return Series - Service Class                       0.74       0.25     0.07            --           1.06


MFS(R) Utilities Series - Service Class                          0.72       0.25     0.09            --           1.06


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.65       0.25     0.01            --           0.91


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.02            --           0.90


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.70       0.25     0.04            --           0.99


Oppenheimer Strategic Bond Fund/VA, Service Shares               0.55       0.25     0.04          0.01           0.85(6)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.76           1.44(7)


Putnam VT Global Health Care Fund - Class IB Shares              0.70       0.25     0.16          0.01           1.12
(previously Putnam VT Health Sciences Fund - Class IB
Shares)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.80       0.25     0.12          0.08           1.25


RVST RiverSource Partners Variable Portfolio - Fundamental       0.77       0.13     0.16            --           1.06(8)
Value Fund


RVST RiverSource Partners Variable Portfolio - Select Value      0.89       0.13     3.33            --           4.35(8)
Fund


RVST RiverSource Partners Variable Portfolio - Small Cap         0.95       0.13     0.19          0.05           1.32(8)
Value Fund


RVST RiverSource Variable Portfolio - Cash Management Fund       0.32       0.13     0.17            --           0.62


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.15            --           0.72


RVST RiverSource Variable Portfolio - Diversified Equity         0.59       0.13     0.14            --           0.86
Income Fund


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.15          0.02           0.74
(previously RVST RiverSource Variable Portfolio - Large Cap
Equity Fund)


RVST RiverSource Variable Portfolio - Global Inflation           0.44       0.13     0.17            --           0.74(8)
Protected Securities Fund


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.17            --           0.89


RVST RiverSource Variable Portfolio - Income Opportunities       0.61       0.13     0.18            --           0.92
Fund


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.58       0.13     0.17            --           0.88(8)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.73       0.13     0.18            --           1.04


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.19          0.01           0.55(8)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.18            --           0.79
Government Fund


RVST Seligman Variable Portfolio - Growth Fund                   0.45       0.13     0.17          0.04           0.79
(previously RVST RiverSource Variable Portfolio - Growth
Fund)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.15       0.13     0.33            --           1.61
Fund


RVST Threadneedle Variable Portfolio - International             0.82       0.13     0.20            --           1.15
Opportunity Fund


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.04            --           0.85
II Shares


Van Kampen UIF Global Real Estate Portfolio, Class II            0.85       0.35     0.37            --           1.57(9)
Shares


Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares         0.75       0.35     0.31            --           1.41(9)


Wanger International                                             0.84         --     0.18            --           1.02


Wanger USA                                                       0.85         --     0.11            --           0.96


Wells Fargo Advantage VT Asset Allocation Fund                   0.55       0.25     0.23          0.01           1.04(10)


Wells Fargo Advantage VT C&B Large Cap Value Fund                0.55       0.25     0.37            --           1.17(10)


Wells Fargo Advantage VT Equity Income Fund                      0.55       0.25     0.24            --           1.04(10)


Wells Fargo Advantage VT International Core Fund                 0.75       0.25     0.43            --           1.43(10)


Wells Fargo Advantage VT Large Company Core Fund                 0.55       0.25     0.41            --           1.21(10)


Wells Fargo Advantage VT Large Company Growth Fund               0.55       0.25     0.25            --           1.05(10)


Wells Fargo Advantage VT Money Market Fund                       0.30       0.25     0.28            --           0.83(10)

Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26            --           1.26(10)

Wells Fargo Advantage VT Total Return Bond Fund                  0.45       0.25     0.27          0.01           0.98(10)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.45% of average daily net assets. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 1.36% for AIM V.I. Capital Development Fund, Series II Shares, 1.38% for AIM V.I. Global Health Care Fund, Series II Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.


 (2) The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the table, the total annual fund operating expenses would be 1.10%. Columbia or the Distributor, at their discretion, may modify or terminate this arrangement at any time.


 (3) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (4) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.03%.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.


 (6) The other expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2008, the transfer agent fees did not exceed this expense limitation. In addition, for Oppenheimer Strategic Bond Fund/VA, Service Shares, the Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82%.


 (7) PIMCO has contractually agreed through Dec. 31, 2009, to reduce its advisory fee to the extent that the acquired fund fees and expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.42%.


 (8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.99% for RVST RiverSource Partners Variable Portfolio - Fundamental Value Fund, 1.14% for RVST RiverSource Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource Partners Variable Portfolio - Small Cap Value Fund, 0.74% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, 1.00% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund and 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund.


 (9) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares. The Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.


(10) The adviser has contractually agreed through April 30, 2010 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.






--------------------------------------------------------------------------------
 12  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS(1). THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(2), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                     IF YOU WITHDRAW YOUR CONTRACT AT THE END OF            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                             THE APPLICABLE TIME PERIOD:                   AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,708      $3,415      $4,985      $7,583           $908       $2,615      $4,185      $7,583

With a six-year
withdrawal charge
schedule              1,734       3,482       4,681       7,711            934        2,682       4,281       7,711




PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                     IF YOU WITHDRAW YOUR CONTRACT AT THE END OF           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                             THE APPLICABLE TIME PERIOD:                  AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,631      $3,212      $4,690      $7,177           $831       $2,412      $3,890      $7,177

With a six-year
withdrawal charge
schedule              1,657       3,280       4,389       7,316            857        2,480       3,989       7,316




PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you select the MAV Death Benefit, Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,662      $3,347      $4,981      $8,053           $862       $2,457      $4,181      $8,053

With a six-year
withdrawal charge
schedule              1,688       3,416       4,683       8,199            888        2,616       4,283       8,199



ALL CONTRACTS
MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
With an eight-
year withdrawal
charge schedule      $1,001      $1,421      $1,866      $2,302           $201        $621       $1,066      $2,302
With a six-year
withdrawal charge
schedule              1,027       1,498       1,596       2,565            227         698        1,196       2,565




(1) For Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Utah and Washington contract holders, your expenses would be slightly lower due to the modified eight-year withdrawal charge schedule.


(2) In these examples, the $40 contract administrative charge is estimated as a .010% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  13

(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
 14  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix M.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 15 subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. (See "Revenue we receive from the funds may create potential conflicts of interest.") These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and withdrawing from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.


--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  17

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital            Y             Y        Seeks growth of capital.         Invesco Aim Advisors, Inc.
Appreciation Fund,                                                                  adviser, advisory entities
Series II Shares                                                                    affiliated with Invesco Aim
                                                                                    Advisors, Inc., subadvisers.

                                                                                    On or about Aug. 1, 2009, the
                                                                                    business of Invesco Aim
                                                                                    Advisors, Inc. and Invesco
                                                                                    Global Asset Management, Inc.
                                                                                    will be combined into Invesco
                                                                                    Institutional, which will be
                                                                                    renamed Invesco Advisers, Inc.
                                                                                    and will serve as the Fund's
                                                                                    investment adviser.
------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital            Y             Y        Seeks long-term growth of        Invesco Aim Advisors, Inc.
Development Fund,                                  capital.                         adviser, advisory entities
Series II Shares                                                                    affiliated with Invesco Aim
                                                                                    Advisors, Inc., subadvisers.

                                                                                    On or about Aug. 1, 2009, the
                                                                                    business of Invesco Aim
                                                                                    Advisors, Inc. and Invesco
                                                                                    Global Asset Management, Inc.
                                                                                    will be combined into Invesco
                                                                                    Institutional, which will be
                                                                                    renamed Invesco Advisers, Inc.
                                                                                    and will serve as the Fund's
                                                                                    investment adviser.
------------------------------------------------------------------------------------------------------------------

AIM V.I. Global             Y             Y        Seeks capital growth.            Invesco Aim Advisors, Inc.
Health Care Fund,                                                                   adviser, advisory entities
Series II Shares                                                                    affiliated with Invesco Aim
                                                                                    Advisors, Inc., subadvisers.

                                                                                    On or about Aug. 1, 2009, the
                                                                                    business of Invesco Aim
                                                                                    Advisors, Inc. and Invesco
                                                                                    Global Asset Management, Inc.
                                                                                    will be combined into Invesco
                                                                                    Institutional, which will be
                                                                                    renamed Invesco Advisers, Inc.
                                                                                    and will serve as the Fund's
                                                                                    investment adviser.
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 18  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
AIM V.I.                    Y             Y        Seeks long-term growth of        Invesco Aim Advisors, Inc.
International Growth                               capital.                         adviser, advisory entities
Fund, Series II                                                                     affiliated with Invesco Aim
Shares                                                                              Advisors, Inc., subadvisers.

                                                                                    On or about Aug. 1, 2009, the
                                                                                    business of Invesco Aim
                                                                                    Advisors, Inc. and Invesco
                                                                                    Global Asset Management, Inc.
                                                                                    will be combined into Invesco
                                                                                    Institutional, which will be
                                                                                    renamed Invesco Advisers, Inc.
                                                                                    and will serve as the Fund's
                                                                                    investment adviser.
------------------------------------------------------------------------------------------------------------------

AllianceBernstein           Y             Y        Seeks long-term growth of        AllianceBernstein L.P.
VPS Global                                         capital.
Technology Portfolio
(Class B)
------------------------------------------------------------------------------------------------------------------

AllianceBernstein           Y             Y        Seeks long-term growth of        AllianceBernstein L.P.
VPS Growth and                                     capital.
Income Portfolio
(Class B)
------------------------------------------------------------------------------------------------------------------

AllianceBernstein           Y             Y        Seeks long-term growth of        AllianceBernstein L.P.
VPS International                                  capital.
Value Portfolio
(Class B)
------------------------------------------------------------------------------------------------------------------

American Century VP         N             Y        The Fund pursues long-term       American Century Investment
Inflation                                          total return using a strategy    Management, Inc.
Protection, Class II                               that seeks to protect against
                                                   U.S. inflation.
------------------------------------------------------------------------------------------------------------------

American Century VP         Y             Y        Seeks long-term capital          American Century Investment
Mid Cap Value, Class                               growth. Income is a secondary    Management, Inc.
II                                                 objective.
------------------------------------------------------------------------------------------------------------------

American Century VP         Y             Y        Seeks long-term capital          American Century Investment
Ultra(R), Class II                                 growth.                          Management, Inc.
------------------------------------------------------------------------------------------------------------------

American Century VP         Y             Y        Seeks long-term capital          American Century Investment
Value, Class II                                    growth. Income is a secondary    Management, Inc.
                                                   objective.
------------------------------------------------------------------------------------------------------------------

Columbia High Yield         Y             Y        Seeks total return, consisting   Columbia Management Advisors,
Fund, Variable                                     of a high level of income and    LLC, advisor; MacKay Shields
Series, Class B                                    capital appreciation.            LLC, subadviser.
------------------------------------------------------------------------------------------------------------------

Columbia Marsico            Y             Y        Seeks long-term growth of        Columbia Management Advisors,
Growth Fund,                                       capital.                         LLC, adviser; Marsico Capital
Variable Series,                                                                    Management, LLC, sub-adviser.
Class A
------------------------------------------------------------------------------------------------------------------

Columbia Marsico            Y             Y        Seeks long-term growth of        Columbia Management Advisors,
International                                      capital.                         LLC, adviser; Marsico Capital
Opportunities Fund,                                                                 Management, LLC, sub-adviser.
Variable Series,
Class B
------------------------------------------------------------------------------------------------------------------

Columbia Small Cap          Y             Y        Seeks long-term capital          Columbia Management Advisors,
Value Fund, Variable                               appreciation.                    LLC
Series, Class B
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  19

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
Credit Suisse               Y             Y        Seeks total return.              Credit Suisse Asset
Trust - Commodity                                                                   Management, LLC
Return Strategy
Portfolio
------------------------------------------------------------------------------------------------------------------

Dreyfus Investment          N             Y        Seeks capital appreciation.      The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
------------------------------------------------------------------------------------------------------------------

Dreyfus Variable            N             Y        Seeks long-term capital growth   The Dreyfus Corporation; Fayez
Investment Fund                                    consistent with the              Sarofim & Co., sub-adviser.
Appreciation                                       preservation of capital. Its
Portfolio, Service                                 secondary goal is current
Shares                                             income.
------------------------------------------------------------------------------------------------------------------

Dreyfus Variable            Y             Y        Seeks capital growth.            The Dreyfus Corporation;
Investment Fund                                                                     Newton Capital Management
International Equity                                                                Limited, sub-adviser
Portfolio, Service
Shares
------------------------------------------------------------------------------------------------------------------

Dreyfus Variable            Y             Y        Seeks long-term capital          The Dreyfus Corporation
Investment Fund                                    growth.
International Value
Portfolio, Service
Shares
------------------------------------------------------------------------------------------------------------------

Eaton Vance VT              Y             Y        Seeks high level of current      Eaton Vance Management
Floating-Rate Income                               income.
Fund
------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP             Y             Y        Seeks long-term capital          Fidelity Management & Research
Contrafund(R)                                      appreciation. Normally invests   Company (FMR), investment
Portfolio Service                                  primarily in common stocks.      manager; FMR U.K. and FMR Far
Class 2                                            Invests in securities of         East, sub-advisers.
                                                   companies whose value it
                                                   believes is not fully
                                                   recognized by the public.
                                                   Invests in either "growth"
                                                   stocks or "value" stocks or
                                                   both. The fund invests in
                                                   domestic and foreign issuers.
------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP             Y             Y        Seeks as high level of current   FMR, investment manager; FMR
Investment Grade                                   income as is consistent with     U.K., FMR Far East, sub-
Bond Portfolio                                     the preservation of capital.     advisers.
Service Class 2                                    Normally invests at least 80%
                                                   of assets in investment-grade
                                                   debt securities (those of
                                                   medium and high quality) of
                                                   all types and repurchase
                                                   agreements for those
                                                   securities.
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 20  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid         Y             Y        Seeks long-term growth of        FMR, investment manager; FMR
Cap Portfolio                                      capital. Normally invests        U.K., FMR Far East, sub-
Service Class 2                                    primarily in common stocks.      advisers.
                                                   Normally invests at least 80%
                                                   of assets in securities of
                                                   companies with medium market
                                                   capitalizations. May invest in
                                                   companies with smaller or
                                                   larger market capitalizations.
                                                   Invests in domestic and
                                                   foreign issuers. The Fund
                                                   invests in either "growth" or
                                                   "value" common stocks or both.
------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP             Y             Y        Seeks long-term growth of        FMR, investment manager; FMR
Overseas Portfolio                                 capital. Normally invests        U.K., FMR Far East, Fidelity
Service Class 2                                    primarily in common stocks       International Investment
                                                   allocating investments across    Advisors (FIIA) and FIIA U.K.,
                                                   different countries and          sub-advisers.
                                                   regions. Normally invests at
                                                   least 80% of assets in non-
                                                   U.S. securities.
------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin             Y             Y        Seeks high total return.         Franklin Templeton
Global Real Estate                                                                  Institutional, LLC
Securities
Fund - Class 2
------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin             Y             Y        Seeks to maximize income while   Franklin Advisers, Inc.
Income Securities                                  maintaining prospects for
Fund - Class 2                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton            Y             Y        Seeks high current income        Franklin Advisers, Inc.
Global Bond                                        consistent with preservation
Securities                                         of capital, with capital
Fund - Class 2                                     appreciation as a secondary
(previously FTVIPT                                 consideration.
Templeton Global
Income Securities
Fund - Class 2)
------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton            Y             Y        Seeks long-term capital          Templeton Global Advisors
Growth Securities                                  growth.                          Limited, adviser; Templeton
Fund - Class 2                                                                      Asset Management Ltd.,
                                                                                    subadviser.
------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT           Y             Y        Seeks long-term capital          Goldman Sachs Asset
Mid Cap Value                                      appreciation.                    Management, L.P.
Fund - Institutional
Shares
------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT           Y             Y        Seeks long-term growth of        Goldman Sachs Asset
Structured U.S.                                    capital and dividend income.     Management, L.P.
Equity
Fund - Institutional
Shares
------------------------------------------------------------------------------------------------------------------

Janus Aspen Series          Y             Y        Seeks long-term growth of        Janus Capital Management LLC
Janus Portfolio:                                   capital in a manner consistent
Service Shares                                     with the preservation of
(previously Janus                                  capital.
Aspen Series Large
Cap Growth
Portfolio: Service
Shares)
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  21

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
Legg Mason Partners         Y             Y        Seeks long-term growth of        Legg Mason Partners Fund
Variable Small Cap                                 capital.                         Advisor, LLC, adviser;
Growth Portfolio,                                                                   ClearBridge Advisors, LLC,
Class I                                                                             sub-adviser.
------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return         Y             Y        Seeks total return.              MFS Investment Management(R)
Series - Service
Class
------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities            Y             Y        Seeks total return.              MFS Investment Management(R)
Series - Service
Class
------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital         Y             Y        Seeks capital appreciation.      OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
------------------------------------------------------------------------------------------------------------------

Oppenheimer Global          Y             Y        Seeks long-term capital          OppenheimerFunds, Inc.
Securities Fund/VA,                                appreciation.
Service Shares
------------------------------------------------------------------------------------------------------------------

Oppenheimer Main            Y             Y        Seeks capital appreciation.      OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
------------------------------------------------------------------------------------------------------------------

Oppenheimer                 Y             Y        Seeks high level of current      OppenheimerFunds, Inc.
Strategic Bond                                     income principally derived
Fund/VA, Service                                   from interest on debt
Shares                                             securities.
------------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset         Y             Y        Seeks maximum real return        Pacific Investment Management
Portfolio, Advisor                                 consistent with preservation     Company LLC
Share Class                                        of real capital and prudent
                                                   investment management period.
------------------------------------------------------------------------------------------------------------------

Putnam VT Global            Y             Y        Seeks capital appreciation.      Putnam Investment Management,
Health Care                                                                         LLC
Fund - Class IB
Shares (previously
Putnam VT Health
Sciences
Fund - Class IB
Shares)
------------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap         Y             Y        Seeks capital appreciation.      Putnam Investment Management,
Value Fund - Class                                                                  LLC
IB Shares
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks long-term capital          RiverSource Investments, LLC,
Partners Variable                                  growth.                          adviser; Davis Selected
Portfolio - Fundame-                                                                Advisers, L.P., subadviser.
ntal Value Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks long-term growth of        RiverSource Investments, LLC,
Partners Variable                                  capital.                         adviser; Systematic Financial
Portfolio - Select                                                                  Management, L.P. and WEDGE
Value Fund                                                                          Capital Management L.L.P.,
                                                                                    sub-advisers.
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 22  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
RVST RiverSource            Y             Y        Seeks long-term capital          RiverSource Investments, LLC,
Partners Variable                                  appreciation.                    adviser; Barrow, Hanley,
Portfolio - Small                                                                   Mewhinney & Strauss, Inc.,
Cap Value Fund                                                                      Denver Investment Advisors
                                                                                    LLC, Donald Smith & Co., Inc.,
                                                                                    River Road Asset Management,
                                                                                    LLC and Turner Investment
                                                                                    Partners, Inc., subadvisers.
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks maximum current income     RiverSource Investments, LLC
Variable                                           consistent with liquidity and
Portfolio - Cash                                   stability of principal.
Management Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks high level of current      RiverSource Investments, LLC
Variable                                           income while attempting to
Portfolio - Diversi-                               conserve the value of the
fied Bond Fund                                     investment for the longest
                                                   period of time.
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks high level of current      RiverSource Investments, LLC
Variable                                           income and, as a secondary
Portfolio - Diversi-                               goal, steady growth of
fied Equity Income                                 capital.
Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks capital appreciation.      RiverSource Investments, LLC
Variable
Portfolio - Dynamic
Equity Fund
(previously RVST
RiverSource Variable
Portfolio - Large
Cap Equity Fund)
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Non-diversified fund that        RiverSource Investments, LLC
Variable                                           seeks total return that
Portfolio - Global                                 exceeds the rate of inflation
Inflation Protected                                over the long-term.
Securities Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks high current income,       RiverSource Investments, LLC
Variable                                           with capital growth as a
Portfolio - High                                   secondary objective.
Yield Bond Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks high total return          RiverSource Investments, LLC
Variable                                           through current income and
Portfolio - Income                                 capital appreciation.
Opportunities Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            N             Y        Seeks growth of capital.         RiverSource Investments, LLC
Variable
Portfolio - Mid Cap
Growth Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks long-term growth of        RiverSource Investments, LLC
Variable                                           capital.
Portfolio - Mid Cap
Value Fund
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  23

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
RVST RiverSource            Y             Y        Seeks long-term capital          RiverSource Investments, LLC
Variable                                           appreciation.
Portfolio - S&P 500
Index Fund
------------------------------------------------------------------------------------------------------------------

RVST RiverSource            Y             Y        Seeks high level of current      RiverSource Investments, LLC
Variable                                           income and safety of principal
Portfolio - Short                                  consistent with investment in
Duration U.S.                                      U.S. government and government
Government Fund                                    agency securities.
------------------------------------------------------------------------------------------------------------------

RVST Seligman               Y             Y        Seeks long-term capital          RiverSource Investments, LLC
Variable                                           growth.
Portfolio - Growth
Fund (previously
RVST RiverSource
Variable
Portfolio - Growth
Fund)
------------------------------------------------------------------------------------------------------------------

RVST Threadneedle           Y             Y        Seeks long-term capital          RiverSource Investments, LLC,
Variable Portfolio -                               growth.                          adviser; Threadneedle
Emerging Markets                                                                    International Limited, an
Fund                                                                                indirect wholly-owned
                                                                                    subsidiary of Ameriprise
                                                                                    Financial, sub-adviser.
------------------------------------------------------------------------------------------------------------------

RVST Threadneedle           Y             Y        Seeks capital appreciation.      RiverSource Investments, LLC,
Variable Portfolio -                                                                adviser; Threadneedle
International                                                                       International Limited, an
Opportunity Fund                                                                    indirect wholly-owned
                                                                                    subsidiary of Ameriprise
                                                                                    Financial, sub-adviser.
------------------------------------------------------------------------------------------------------------------

Van Kampen Life             Y             Y        Seeks capital growth and         Van Kampen Asset Management
Investment Trust                                   income through investments in
Comstock Portfolio,                                equity securities, including
Class II Shares                                    common stocks, preferred
                                                   stocks and securities
                                                   convertible into common and
                                                   preferred stocks.
------------------------------------------------------------------------------------------------------------------

Van Kampen UIF              Y             Y        Seeks current income and         Morgan Stanley Investment
Global Real Estate                                 capital appreciation.            Management Inc., doing
Portfolio, Class II                                                                 business as Van Kampen,
Shares                                                                              adviser; Morgan Stanley
                                                                                    Investment Management Limited
                                                                                    and Morgan Stanley Investment
                                                                                    Management Company, sub-
                                                                                    advisers.
------------------------------------------------------------------------------------------------------------------

Van Kampen UIF Mid          Y             Y        Seeks long-term capital          Morgan Stanley Investment
Cap Growth                                         growth.                          Management Inc., doing
Portfolio, Class II                                                                 business as Van Kampen.
Shares
------------------------------------------------------------------------------------------------------------------

Wanger International        Y             Y        Seeks long-term growth of        Columbia Wanger Asset
                                                   capital.                         Management, L.P.
------------------------------------------------------------------------------------------------------------------

Wanger USA                  Y             Y        Seeks long-term capital          Columbia Wanger Asset
                                                   appreciation.                    Management, L.P.
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 24  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------------------------------------------------------------------------------------
                       AVAILABLE     AVAILABLE
                       UNDER         UNDER
                       CONTRACTS     CONTRACTS
                       PURCHASED     PURCHASED
                       ON OR AFTER   PRIOR TO      INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007   MAY 1, 2007   POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------
Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Asset                                 consisting of capital            LLC, adviser; Wells Capital
Allocation Fund                                    appreciation and current         Management Incorporated, sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks maximum long-term total    Wells Fargo Funds Management,
Advantage VT C&B                                   return (current income and       LLC, adviser; Cooke & Bieler,
Large Cap Value Fund                               capital appreciation)            L.P., sub-adviser.
                                                   consistent with minimizing
                                                   risk to principal.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Equity                                consisting of capital            LLC, adviser; Wells Capital
Income Fund                                        appreciation and current         Management Incorporated, sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT                                       consisting of capital            LLC, adviser; Wells Capital
International Core                                 appreciation and current         Management Incorporated, sub-
Fund                                               income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Large                                 consisting of capital            LLC, adviser; Matrix Asset
Company Core Fund                                  appreciation and current         Advisors, Inc., sub-adviser.
                                                   income.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Large                                 consisting of capital            LLC, adviser; Peregrine
Company Growth Fund                                appreciation and current         Capital Management, Inc., sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Money                                 consisting of capital            LLC, adviser; Wells Capital
Market Fund                                        appreciation and current         Management Incorporated, sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Small                                 consisting of capital            LLC, adviser; Wells Capital
Cap Growth Fund                                    appreciation and current         Management Incorporated, sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------

Wells Fargo                 N             Y        Seeks long-term total return,    Wells Fargo Funds Management,
Advantage VT Total                                 consisting of capital            LLC, adviser; Wells Capital
Return Bond Fund                                   appreciation and current         Management Incorporated, sub-
                                                   income.                          adviser.
------------------------------------------------------------------------------------------------------------------




THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 25 earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account, if available or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;


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 26  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:
Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)




Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 27 account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:


- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."


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 28  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

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BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- SecureSource rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(3)



- Benefit Protector Plus Death Benefit rider(3)


(1) There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.

(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  29

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.



Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions.



For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:



a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.



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 30  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

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b. Prior and current tax year contributions up to a cumulative annual maximum of
   $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth
   IRAs, and SEP plans



(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).



For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.



We reserve the right to change these current rules at any time, subject to state restrictions.


HOW TO MAKE PURCHASE PAYMENTS

 1BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:


        IF TOTAL NET PAYMENTS* MADE DURING                         THEN THE PURCHASE PAYMENT
       THE LIFE OF THE CONTRACT EQUALS . . .                    CREDIT PERCENTAGE EQUALS . . .

$10,000 to less than $100,000                                                 2%

$100,000 to less than $250,000                                                3

$250,000 and over                                                             4


*   Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).


To the extent a death benefit, annuitization or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; or (2) the date the annuitization (for contracts issued on or after May 1, 2006, and if available in your state); or (3) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.


Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  31

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee that applies to your contract.

                                                                              MORTALITY AND
IF YOU SELECT A SIX-YEAR WITHDRAWAL CHARGE SCHEDULE AND:                    EXPENSE RISK FEE
ROP Death Benefit                                                                 1.50%
MAV Death Benefit                                                                 1.70
5% Accumulation Death Benefit                                                     1.85
Enhanced Death Benefit                                                            1.90



                                                                              MORTALITY AND
IF YOU SELECT AN EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE AND:                 EXPENSE RISK FEE
ROP Death Benefit                                                                 1.25%
MAV Death Benefit                                                                 1.45
5% Accumulation Death Benefit                                                     1.60
Enhanced Death Benefit                                                            1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


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The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 6 years or 8 years, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:




CONTRACTS WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.



CONTRACTS WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.



CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 6-YEAR AND 8-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY".) For example, if you select the 8-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 4%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  33

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.

For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource rider or Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


- contracts settled using an annuity payout plan* (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity

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

payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.80%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.


SECURESOURCE RIDER FEE
We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 1.10%(1);



- SecureSource - Joint Life rider, 1.40%(1).


We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.


Currently the SecureSource rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider charge will not exceed a maximum charge of 2.50%(2).


We will not change the SecureSource rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  35

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1) For contracts purchased on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contracts purchased prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.




(2) For contracts purchased prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1) See disclosure in Appendix J.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX K) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the

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subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1) See disclosure in Appendix K.


INCOME ASSURER BENEFIT RIDER FEE


We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)
Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)
Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)




(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  37
calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.





For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.



OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT
THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


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- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.



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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  39

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED
                                                     Jan       $100           $20           5.00
                                                     Feb        100            18           5.56
you automatically buy                                Mar        100            17           5.88
more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.


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You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix I -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM
The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of

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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  41
allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


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Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider or Guarantor Withdrawal Benefit for Life rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  43

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. For contracts purchased on or after Jan. 26, 2009, you cannot select the Aggressive model portfolio as your model portfolio, or transfer to the Aggressive model portfolio while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The SecureSource rider and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.



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You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to a DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  45

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MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
 46  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  47

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


--------------------------------------------------------------------------------
 48  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.



In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.


The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  49

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (see "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus riders, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")



Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.



--------------------------------------------------------------------------------
 50  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.



Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.


Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV





PWT   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer of partial withdrawal.




The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:



(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and



(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.



For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:


1. contract value; or


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  51

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or


3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or


3. the 5% variable account floor.


ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:


1. contract value;


2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;


3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource rider, if selected, will terminate.



--------------------------------------------------------------------------------
 52  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, the optional SecureSource rider, if selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------




If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



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If this rider is available in your state, you may elect the Accumulation
Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:



- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up Option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.



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Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.


SECURESOURCE RIDERS


There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



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The SecureSource - Single Life rider covers one person. The SecureSource - Joint
Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2007; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


(1) The SecureSource rider is not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:


- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).


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Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).


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  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA,
      GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the model portfolio you have chosen. You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").


  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



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- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.


  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.


WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.


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- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

   (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.


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- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:


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- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


20% RIDER CREDIT (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups and purchase payment credits may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.



ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.



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The maximum enhanced lifetime base at any time is $5,000,000.



If the enhanced lifetime base is greater than zero, then it will:



- increase by the amount of any purchase payments received on or after the third rider anniversary.



- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.



- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.



If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:



- The total RBA is reduced to zero.



- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.



The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.



INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)


As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.


ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.


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RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and

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step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or


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    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.


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 66  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  67

RIDER TERMINATION

The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or

   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                           DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...                 FOUND IN THE FOLLOWING APPENDIX:
------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit ("Rider B")              Appendix K
------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit ("Rider A")              Appendix K
  2006
------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit for Life                 Appendix J
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                                Appendix L
------------------------------------------------------------------------------------------------------------------------



(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


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 68  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix G.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the benefits payable under the Benefit Protector described above, plus

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:



                           PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                    0%                                                       0%

Three and Four                                10%                                                    3.75%

Five or more                                  20%                                                     7.5%



Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") plus:


                IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
One             Zero                                                  Zero
Two             40% x earnings at death (see above)                   15% x earnings at death
Three & Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                payment*)                                             payment*)
Five or more    40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                payment*)                                             payment*)




* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  69

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years


--------------------------------------------------------------------------------
 70 WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.25% and 8.0% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix J: Guarantor Withdrawal Benefit for Life Rider" or "Appendix K: Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  71

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


ANNUITY PAYOUTS: Generally, unlike withdrawals, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);


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- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  73

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.



In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.



State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.



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SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  75

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.


PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 4.50% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");


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 76  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

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- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so

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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  77
modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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 78  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #   CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Market Value                  Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  80                                               p.  25
Appendix B: Example -- Withdrawal                    Charges -- Withdrawal Charge
Charges                                     p.  82                                               p.  32
Appendix C: Example -- Death Benefits       p.  87   Benefits in Case of Death                   p.  50
Appendix D: Example -- Accumulation                  Optional Benefits -- Accumulation
Protector Benefit Rider                     p.  90   Protector Benefit Rider                     p.  53
Appendix E: Example -- SecureSource                  Optional Benefits -- SecureSource Riders
Riders                                      p.  91                                               p.  55
Appendix F: SecureSource                             Optional Benefits -- SecureSource Riders
Riders -- Additional RMD Disclosure         p.  95                                               p.  55
Appendix G: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Death Benefit Rider                         p.  96   Death Benefit Rider                         p.  68
Appendix H: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p.  98   Plus Death Benefit Rider                    p.  69
Appendix I: Asset Allocation Program for             N/A
Contracts Purchased Before May 1, 2006      p. 100
Appendix J: Guarantor Withdrawal Benefit             N/A
for Life Rider                              p. 101
Appendix K: Guarantor Withdrawal Benefit             N/A
Rider                                       p. 114
Appendix L: Income Assurer Benefit                   N/A
Riders                                      p. 122
Appendix M: Condensed Financial                      Condensed Financial Information
Information (Unaudited)                     p. 131   (Unaudited)                                 p.  15




The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  79

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.


              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.


              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                1.030
$1,00-       -----------                      =
  0 X   [(    1 + .035 -   )   (84/12)  - 1]  -$39.84
                + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                1.030
$1,00-       -----------
  0 X   [(    1 + .025 -   )   (84/12)  - 1]  = $27.61
                + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
 80  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% if you have a 6-year withdrawal charge schedule and 8% if you have an 8-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.



The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.



--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  81

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with an eight-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
 82  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with an eight-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                           withdrawn (PPNPW):
                                                                    ----------            ----------
            Earnings in the contact (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XS-
          F)

                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPW from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPW =        50,000.00             50,000.00


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  83

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                         PPW:        50,000.00             50,000.00
                                                    less XSF:            (0.00)            (4,200.00)
                                                                    ----------            ----------
                amount of PPW subject to a withdrawal charge:        50,000.00             45,800.00
                    multiplied by the withdrawal charge rate:           x 8.0%                x 8.0%
                                                                    ----------            ----------
                                           withdrawal charge:         4,000.00              3,664.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                    Contract value withdrawn:        60,000.00             40,000.00
                                           WITHDRAWAL CHARGE:        (4,000.00)            (3,664.00)
             Contract charge (assessed upon full withdrawal):           (40.00)               (40.00)
                                                                    ----------            ----------
                                NET FULL WITHDRAWAL PROCEEDS:       $55,960.00            $36,296.00




--------------------------------------------------------------------------------
 84  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with an eight-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------

                                                                    CONTRACT WITH GAIN    CONTRACT WITH LOSS
                   Contract value just prior to withdrawal:             $60,000.00            $40,000.00
                       Contract value on prior anniversary:              58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS
  FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of
          withdrawal as:
             Contract value just prior to withdrawal (CV):         60,000.00                40,000.00
                   Less purchase payments received and not         50,000.00                50,000.00
                             previously withdrawn (PPNPW):
                                                                   ---------                ---------
                Earnings in the contact (but not less than         10,000.00                     0.00
                                                    zero):

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                 Earnings in the contract:         10,000.00                     0.00
            10% of the prior anniversary's contract value:          5,800.00                 4,200.00
                                                                   ---------                ---------
                             TFA (but not less than zero):         10,000.00                 4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                 Contract value withdrawn:         15,434.78                16,231.37
                            Less earnings in the contract:         10,000.00                     0.00
                                                                   ---------                ---------
                             ACV (but not less than zero):          5,434.78                16,231.37

STEP 4.   Next we determine XSF, the amount by which 10%
          of the prior anniversary's contract value
          exceeds earnings.
            10% of the prior anniversary's contract value:          5,800.00                 4,200.00
                            Less earnings in the contract:         10,000.00                     0.00
                                                                   ---------                ---------
                             XSF (but not less than zero):              0.00                 4,200.00





--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  85

                                                               CONTRACT WITH GAIN       CONTRACT WITH LOSS

STEP 5.   Now we can determine how much of the PPNPW is
          being withdrawn (PPW) as follows:
          PPW = XSF + (ACV - XSF) /(CV - TFA) X (PPNPW - -
          XSF)
                                         XSF from Step 4 =               0.00                 4,200.00
                                         ACV from Step 3 =           5,434.78                16,231.37
                                          CV from Step 1 =          60,000.00                40,000.00
                                         TFA from Step 2 =          10,000.00                 4,200.00
                                       PPNPW from Step 1 =          50,000.00                50,000.00
                                                                   ----------               ----------
                                                     PPW =           5,434.78                19,592.09
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with
          a loss, PPW may be greater than the amount you
          request to withdraw:
                                                      PPW:           5,434.78                19,592.09
                                                 less XSF:              (0.00)                4,200.00
                                                                   ----------               ----------
             amount of PPW subject to a withdrawal charge:           5,434.78                15,392.09
                 multiplied by the withdrawal charge rate:             x 8.0%                   x 8.0%
                                                                   ----------               ----------
                                        withdrawal charge:             434.78                 1,231.37
STEP 7.   The dollar amount you will receive as a result
          of your partial withdrawal is determined as:
                                 Contract value withdrawn:          15,434.78                16,231.37
                                        WITHDRAWAL CHARGE:            (434.78)               (1,231.37)
                                                                   ----------               ----------
                          NET PARTIAL WITHDRAWAL PROCEEDS:         $15,000.00               $15,000.00




--------------------------------------------------------------------------------
 86  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $3,000 to the contract; and

- On the first contract anniversary you make an additional payment of $20,000. We add a purchase payment credit of $600; and

- During the second contract year the contract value is $110,000 and you take a $10,000 partial withdrawal (including withdrawal charges); and

- During the third contract year the contract value is $105,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
CONTRACT VALUE AT DEATH:                                                              $105,000.00
                                                                                      -----------
Purchase payments, plus credits minus adjusted partial withdrawals:
        Total purchase payments:                                                      $120,000.00
        plus purchase payment credits:                                                  +3,600.00
        minus adjusted partial withdrawals calculated as:

        $10,000 x $123,600
        ------------------  =                                                          -11,236.36
             $110,000
                                                                                      -----------
        for a death benefit of:                                                       $112,363.64
                                                                                      -----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $112,363.64


EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $500 to your contract; and

- On the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $25,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,416.67
             $27,000
                                                                                      ----------
        for a death benefit of:                                                       $24,083.33
                                                                                      ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $29,000.00
        plus purchase payments and purchase payment credits made since the prior
        anniversary:                                                                       +0.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $29,000
        ----------------  =                                                            -1,611.11
             $27,000

        for a death benefit of:                                                       $27,388.89
                                                                                      ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  87

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $500 to your contract. You allocate $5,000 to the GPA accounts and $20,500 to the subaccounts; and

- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal, (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------

        for a death benefit of:                                                       $23,925.93
                                                                                      ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as:                                                                           $21,525.00
        1.05 x $20,500 =
        plus purchase payments and purchase payment credits allocated to the
        subaccounts since that anniversary:                                                +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,825.66
        plus the GPA account value:                                                    +5,300.00
                                                                                      ----------
        5% variable account floor (value of the GPAs and the variable
        account floor):                                                               $25,125.66
                                                                                      ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $25,125.66


--------------------------------------------------------------------------------
 88  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 and we add a $500 purchase payment credit with $5,000 allocated to the GPA accounts and $20,500 allocated to the subaccounts; and

- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
        Total purchase payments:                                                      $25,500.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a return of purchase payments death benefit of:                           $23,925.93
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                             $25,500.00
        plus purchase payments and credits made since that anniversary:                    +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a MAV Death Benefit of:                                                   $23,925.93
                                                                                      ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as:                                                                           $21,525.00
        1.05 x $20,500 =
        plus purchase payments and purchase payment credit amounts allocated to
        the subaccounts since that anniversary:                                            +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------
        variable account floor benefit:                                               $19,825.66
        plus the GPA value:                                                            +5,300.00
                                                                                      ----------
        5% variable account floor (value of the GPAs and the variable account
        floor):                                                                       $25,125.66
                                                                                      ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH
  IS THE 5% VARIABLE ACCOUNT FLOOR:                                   $25,125.66


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  89

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER




The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.



THE EXAMPLE ASSUMES:


- You purchase a contract (with the Accumulation Benefit rider) with a purchase payment and purchase payment credit totaling $100,000.



- You make no additional purchase payments.



- You do not exercise the Elective Step-up option.



- The Accumulation Benefit rider fee is 0.80%.




                                                          PARTIAL
                                           ASSUMED      WITHDRAWAL      ADJUSTED                  ACCUMULATION
END OF                                     NET RATE     (BEGINNING       PARTIAL                     BENEFIT       CONTRACT
CONTRACT YEAR                             OF RETURN      OF YEAR)      WITHDRAWAL       MCAV         AMOUNT          VALUE
1                                             12%              0              0       100,000             0         111,104

2                                             15%              0              0       101,398             0         126,747

3                                              3%              0              0       103,604             0         129,505

4                                             -8%              0              0       103,604             0         118,192

5                                            -15%              0              0       103,604             0          99,634

6                                             20%          2,000          2,080       101,525             0         116,224

7                                             15%              0              0       106,071             0         132,588

8                                            -10%              0              0       106,071             0         118,375

9                                            -20%          5,000          4,480       101,590             0          89,851

10                                           -12%              0              0       101,590        23,334          78,256





--------------------------------------------------------------------------------
 90  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(R) RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961, and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A
1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A
2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A
5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)
5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0
6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400
6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0
7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840
7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0
8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  91

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500
6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)
7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
 92  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A
1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A
2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A
6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)
6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0
7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400
7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0
8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840
8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0
9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300
9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300
10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  93

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500
6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500
7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 94  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE(R) RIDERS -- ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);



      3. a Simplified Employee Pension plan (Section 408(k));


      4. a tax-sheltered annuity rollover (Section 403(b)).




In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- We add a $3,000 purchase payment credit to your contract; and

- You select the MAV Death Benefit and the 8-year withdrawal charge schedule.

  During the first contract year the contract value grows to $106,000.
  The MAV Death Benefit equals the contract value less any purchase payment credits added in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit
  Protector(R) does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector(R) (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
  ($36,340 + $3,160 in withdrawal charges) from your contract value.
  Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial withdrawals):         $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
  The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500.
  Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector(R) value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000


--------------------------------------------------------------------------------
 96  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the eleventh contract year the contract value remains
  $251,500 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:
     The MAV Death Benefit (contract value):                              $251,500
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($251,500 - $105,000) =                                        +58,600
                                                                          --------
  Total death benefit of:                                                 $310,100




--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  97

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- We add a $3,000 purchase payment credit to your contract; and

- You select the MAV Death Benefit and the 8-year withdrawal charge schedule.

  During the first year the contract value grows to $106,000. The MAV
  Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $103,000.
  You have not reached the first contract anniversary so the Benefit
  Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 x $100,000 =                       +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8%
  withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 +
  $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial withdrawals):         $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 x $55,000 =                         +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
  On the third contract anniversary the contract value falls $40,000.
  The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


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

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500.
  Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector(R) Plus value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
       credits added in the last 12 months):                              $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
  During the eleventh contract year the contract value remains
  $251,500 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
     The MAV Death Benefit (contract value):                              $251,500
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($251,500 - $105,000) =                                        +58,600
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                          --------
  Total death benefit of:                                                 $321,100




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

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM
For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER

The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if (1):

- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to

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  those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(R)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.


WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credits.


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- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up"
  headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credits).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


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GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the

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benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches

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  age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or

  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;


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- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


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GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a $98,039 purchase payment with $1,961 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A
0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A
1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A
1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A
2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A
5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)
5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0
6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160
6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0
7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200
7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0
8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a $98,039 purchase payment with $1,961 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000
1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)
2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)
3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)
3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0
4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900
4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0
5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200
5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0
6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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

APPENDIX K: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER

GUARANTOR(R) WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor(R) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(R) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A
- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(R) rider are/were not available;

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)
- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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 114  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.


- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and



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       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  115

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up  -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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 116  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or

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provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have

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

been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "'The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700


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
  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     7,700 + $3,500 =                                                     $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
           withdrawal;
           $230,000 - $20,000 =                                           $210,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $200,000 - $20,000 =                                           $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
     OR
     (2) your contract value immediately following the partial
           withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
           withdrawal;
           $175,000 - $25,000 =                                           $150,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $180,000 - $25,000 =                                           $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
     OR
     (2) your contract value immediately following the partial
          withdrawal;
          $175,000 - $25,000 =                                            $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $150,000 =                                                    $ 10,500




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

APPENDIX L : EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS

INCOME ASSURER BENEFIT(SM) RIDERS
The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit(R) - MAV;

- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or

- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(R) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;


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- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  123

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YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(R) - MAV
The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.


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The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
       1. contract value less the market value adjusted excluded payments (described above); or

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

       3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

       1. the contract value;

       2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

       3. the MAV (described above); or

       4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
       1. contract value less the market value adjusted excluded payments (described above);

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

       3. the MAV, less market value adjusted excluded payments (described above); or

       4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  125

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator asset allocation model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- we immediately add a $3,000 purchase payment credit; and

- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED          PURCHASE             MAXIMUM             GUARANTEED
  CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY         INCOME BENEFIT
ANNIVERSARY      VALUE         AND CREDITS        VALUE (MAV)(1)          BASE MAV(2)
--------------------------------------------------------------------------------------
      1        $111,000          $103,000            $111,000              $111,000
      2         129,000           103,000             129,000               129,000
      3         136,000           103,000             136,000               136,000
      4         155,000           103,000             155,000               155,000
      5          87,000           103,000             155,000               155,000
      6         124,000           103,000             155,000               155,000
      7         143,000           103,000             155,000               155,000
      8         157,000           103,000             157,000               157,000
      9         144,000           103,000             157,000               157,000
     10         179,000           103,000             179,000               179,000
     11         145,000           103,000             179,000               179,000
     12         152,000           103,000             179,000               179,000
     13         214,000           103,000             214,000               214,000
     14         204,000           103,000             214,000               214,000
     15         209,000           103,000             214,000               214,000




(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 126  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             179,000               814.45
     12            152,000                709.84                  711.36             179,000               835.93
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             214,000             1,052.88
     15            209,000              1,055.45                1,057.54             214,000             1,080.70


                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                816.24
     12                837.72
     13              1,027.20
     14              1,055.02
     15              1,082.84




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH      IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82            $179,000             $647.98
     11            145,000               536.50                  530.70             179,000              662.30
     12            152,000               574.56                  568.48             179,000              676.62
     13            214,000               830.32                  819.62             214,000              830.32
     14            204,000               809.88                  801.72             214,000              849.58
     15            209,000               850.63                  842.27             214,000              870.98


                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               655.14
     12               669.46
     13               819.62
     14               841.02
     15               862.42




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  127

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                         GUARANTEED
                                                                           INCOME
                ASSUMED          PURCHASE                              BENEFIT BASE -
  CONTRACT     CONTRACT          PAYMENT          5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         AND CREDITS        BENEFIT BASE(1)     BENEFIT BASE(2)
-------------------------------------------------------------------------------------
      1        $111,000          $103,000             $108,150            $111,000
      2         129,000           103,000              113,558             129,000
      3         136,000           103,000              119,235             136,000
      4         155,000           103,000              125,197             155,000
      5          87,000           103,000              131,457             131,457
      6         124,000           103,000              138,030             138,030
      7         143,000           103,000              144,931             144,931
      8         157,000           103,000              152,178             157,000
      9         144,000           103,000              159,787             159,787
     10         179,000           103,000              167,776             179,000
     11         145,000           103,000              176,165             176,165
     12         152,000           103,000              184,973             184,973
     13         214,000           103,000              194,222             214,000
     14         204,000           103,000              203,933             204,000
     15         209,000           103,000              214,130             214,130




(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             176,165               801.55
     12            152,000                709.84                  711.36             184,973               863.82
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             204,000             1,003.68
     15            209,000              1,055.45                1,057.54             214,130             1,081.35


                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                803.31
     12                865.67
     13              1,027.20
     14              1,005.72
     15              1,083.50




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
 128  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH     IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82            $179,000             $647.98
     11            145,000               536.50                  530.70             176,165              651.81
     12            152,000               574.56                  568.48             184,973              699.20
     13            214,000               830.32                  819.62             214,000              830.32
     14            204,000               809.88                  801.72             204,000              809.88
     15            209,000               850.63                  842.27             214,130              871.51


                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               644.76
     12               691.80
     13               819.62
     14               801.72
     15               862.94




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                          GUARANTEED
                                                                                            INCOME
                                                                                        BENEFIT BASE -
                                                                                          GREATER OF
                ASSUMED         PURCHASE          MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT         PAYMENTS        ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        AND CREDITS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------
      1        $111,000         $103,000          $111,000            $108,150             $111,000
      2         129,000          103,000           129,000             113,558              129,000
      3         136,000          103,000           136,000             119,235              136,000
      4         155,000          103,000           155,000             125,197              155,000
      5          87,000          103,000           155,000             131,457              155,000
      6         124,000          103,000           155,000             138,030              155,000
      7         143,000          103,000           155,000             144,931              155,000
      8         157,000          103,000           157,000             152,178              157,000
      9         144,000          103,000           157,000             159,787              159,787
     10         179,000          103,000           179,000             167,776              179,000
     11         145,000          103,000           179,000             176,165              179,000
     12         152,000          103,000           179,000             184,973              184,973
     13         214,000          103,000           214,000             194,222              214,000
     14         204,000          103,000           214,000             203,933              214,000
     15         209,000          103,000           214,000             214,130              214,130




(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  129

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             179,000               814.45
     12            152,000                709.84                  711.36             184,973               863.82
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             214,000             1,052.88
     15            209,000              1,055.45                1,057.54             214,130             1,081.35


                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                816.24
     12                865.67
     13              1,027.20
     14              1,055.02
     15              1,083.50




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82             $179,000             $647.98
     11            145,000               536.50                  530.70              179,000              662.30
     12            152,000               574.56                  568.48              184,973              699.20
     13            214,000               830.32                  819.62              214,000              830.32
     14            204,000               809.88                  801.72              214,000              849.58
     15            209,000               850.63                  842.27              214,130              871.51


                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               655.14
     12               691.80
     13               819.62
     14               841.02
     15               862.94




(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 130  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.




VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period     $1.30    $1.18    $1.13   $1.06   $1.01   $0.79   $1.00      --      --      --
Accumulation unit value at end of period           $0.74    $1.30    $1.18   $1.13   $1.06   $1.01   $0.79      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            602      874    1,950     234     212      71      --      --      --      --

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period     $1.92    $1.76    $1.54   $1.43   $1.25   $0.94   $1.00      --      --      --
Accumulation unit value at end of period           $1.00    $1.92    $1.76   $1.54   $1.43   $1.25   $0.94      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             87       98      101     108     109      86      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period     $1.03    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.72    $1.03       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period     $1.04    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.61    $1.04       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,477    2,234       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (09/22/1999)
Accumulation unit value at beginning of period     $0.86    $0.73    $0.68   $0.67   $0.65   $0.46   $0.79   $1.08   $1.40   $1.00
Accumulation unit value at end of period           $0.45    $0.86    $0.73   $0.68   $0.67   $0.65   $0.46   $0.79   $1.08   $1.40
Number of accumulation units outstanding at end
  of period (000 omitted)                            570      717      914   1,202   1,283   1,451   1,387   1,958   2,278     105
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period     $1.68    $1.62    $1.41   $1.36   $1.24   $0.95   $1.00      --      --      --
Accumulation unit value at end of period           $0.98    $1.68    $1.62   $1.41   $1.36   $1.24   $0.95      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            358      387      427     407     363     215       2      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period     $1.91    $1.83    $1.38   $1.20   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.88    $1.91    $1.83   $1.38   $1.20      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          5,706    3,754    3,031   2,056     303      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period     $1.14    $1.06    $1.06   $1.05   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $1.11    $1.14    $1.06   $1.06   $1.05      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,112    3,349    3,584   3,417     474      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period     $0.90    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.67    $0.90       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             18       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period     $1.15    $0.96    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.66    $1.15    $0.96      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --    1,477      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period     $1.23    $1.32    $1.13   $1.09   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.89    $1.23    $1.32   $1.13   $1.09      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             13       12       13      13       5      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period     $1.07    $1.07    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.79    $1.07    $1.07      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              4        4      551      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  131

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period     $1.12    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.67    $1.12       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          7,564    5,188       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period     $1.14    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.58    $1.14       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period     $0.99    $1.03    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.70    $0.99    $1.03      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          5,290    4,395       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period     $1.10    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.72    $1.10       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             24        7       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $1.22    $1.08    $1.05   $1.03   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.71    $1.22    $1.08   $1.05   $1.03      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            477      517    1,235     542      80      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $1.27    $1.21    $1.06   $1.03   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.88    $1.27    $1.21   $1.06   $1.03      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             58       58       58      58      33      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period     $1.09    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.62    $1.09       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period     $1.09    $1.06    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.67    $1.09    $1.06      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period     $0.98    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.71    $0.98       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,241    2,619       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period     $2.03    $1.76    $1.60   $1.39   $1.23   $0.97   $1.00      --      --      --
Accumulation unit value at end of period           $1.15    $2.03    $1.76   $1.60   $1.39   $1.23   $0.97      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          8,294    9,083   10,127   5,827   3,099   1,289       8      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period     $1.07    $1.04    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $1.01    $1.07    $1.04      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,823    4,731      150      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period     $2.32    $2.04    $1.84   $1.58   $1.29   $0.94   $1.06   $1.00      --      --
Accumulation unit value at end of period           $1.38    $2.32    $2.04   $1.84   $1.58   $1.29   $0.94   $1.06      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,630    3,308    3,045   2,336   1,901   1,151     250      94      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period     $2.57    $2.22    $1.91   $1.63   $1.46   $1.00      --      --      --      --
Accumulation unit value at end of period           $1.42    $2.57    $2.22   $1.91   $1.63   $1.46      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            968      947    1,091     906     193       1      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of period     $2.43    $3.11    $2.61   $2.34   $1.80   $1.34   $1.33   $1.25   $0.97   $1.00
Accumulation unit value at end of period           $1.38    $2.43    $3.11   $2.61   $2.34   $1.80   $1.34   $1.33   $1.25   $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                            475      605      706     734     760     676     542     325     202       1
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $1.69    $1.65    $1.41   $1.41   $1.26   $0.97   $0.99   $0.99   $1.00      --
Accumulation unit value at end of period           $1.17    $1.69    $1.65   $1.41   $1.41   $1.26   $0.97   $0.99   $0.99      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            778    1,317    1,595   1,286   1,054     597     224     101      34      --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 132  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period     $1.35    $1.24    $1.11   $1.16   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $1.42    $1.35    $1.24   $1.11   $1.16      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,555    5,432    3,551   1,290     196      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period     $1.11    $1.10    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.63    $1.11    $1.10      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             59       18        6      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/04/1999)
Accumulation unit value at beginning of period     $2.68    $2.63    $2.30   $2.06   $1.66   $1.31   $1.40   $1.26   $0.98   $1.00
Accumulation unit value at end of period           $1.66    $2.68    $2.63   $2.30   $2.06   $1.66   $1.31   $1.40   $1.26   $0.98
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,222    2,403    2,113   1,230     591     432     423     280      64      79
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/22/1999)
Accumulation unit value at beginning of period     $1.10    $1.13    $1.02   $0.97   $0.85   $0.67   $0.87   $1.00   $1.12   $1.00
Accumulation unit value at end of period           $0.68    $1.10    $1.13   $1.02   $0.97   $0.85   $0.67   $0.87   $1.00   $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                            746    1,109    1,487   1,581   1,430   1,449   1,109   1,183   1,247     480
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/02/2000)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $0.74    $0.65    $0.60   $0.58   $0.57   $0.44   $0.61   $0.82   $1.00      --
Accumulation unit value at end of period           $0.44    $0.74    $0.65   $0.60   $0.58   $0.57   $0.44   $0.61   $0.82      --
Number of accumulation units outstanding at end
  of period (000 omitted)                         12,008    9,966    1,523   1,775   1,862   2,188   2,583   3,385   2,472      --
----------------------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period     $1.03    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.60    $1.03       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             10       10       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period     $1.33    $1.29    $1.17   $1.16   $1.06   $0.93   $1.00      --      --      --
Accumulation unit value at end of period           $1.02    $1.33    $1.29   $1.17   $1.16   $1.06   $0.93      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,120    3,307    3,207   3,304   3,221   1,510      11      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period     $2.72    $2.16    $1.67   $1.46   $1.14   $0.85   $1.00      --      --      --
Accumulation unit value at end of period           $1.67    $2.72    $2.16   $1.67   $1.46   $1.14   $0.85      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            106      163      161     159      55      38       6      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period     $1.61    $1.44    $1.35   $1.31   $1.25   $0.97   $1.00      --      --      --
Accumulation unit value at end of period           $0.86    $1.61    $1.44   $1.35   $1.31   $1.25   $0.97      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            180      289      319     300     302     167      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period     $1.74    $1.66    $1.43   $1.28   $1.09   $0.77   $1.00      --      --      --
Accumulation unit value at end of period           $1.02    $1.74    $1.66   $1.43   $1.28   $1.09   $0.77      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            566      864      940     833     690     347      12      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period     $1.89    $1.95    $1.72   $1.59   $1.35   $0.95   $1.00      --      --      --
Accumulation unit value at end of period           $1.16    $1.89    $1.95   $1.72   $1.59   $1.35   $0.95      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            210      307      330     355     322     247       4      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period     $1.47    $1.36    $1.29   $1.27   $1.19   $1.03   $1.00      --      --      --
Accumulation unit value at end of period           $1.24    $1.47    $1.36   $1.29   $1.27   $1.19   $1.03      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          8,701    9,868    6,464   4,642   2,922   1,544      10      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period     $1.03    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.86    $1.03       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          6,698    6,219       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period     $1.14    $1.17    $1.15   $1.03   $0.98   $0.84   $1.00      --      --      --
Accumulation unit value at end of period           $0.94    $1.14    $1.17   $1.15   $1.03   $0.98   $0.84      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            136      185      196     167     147      87      12      --      --      --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  133

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period     $1.25    $1.45    $1.25   $1.19   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.74    $1.25    $1.45   $1.25   $1.19      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             14       54      946      27       4      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period     $0.99    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.60    $0.99       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          6,225    4,468       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period     $1.30    $1.25    $1.09   $1.10   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $0.81    $1.30    $1.25   $1.09   $1.10      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period     $1.47    $1.57    $1.33   $1.27   $1.07   $0.79   $1.00      --      --      --
Accumulation unit value at end of period           $0.99    $1.47    $1.57   $1.33   $1.27   $1.07   $0.79      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,045    2,297    2,129   2,323     692     192      35      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at beginning of period     $1.34    $1.29    $1.26   $1.24   $1.25   $1.26   $1.26   $1.24   $1.18   $1.15
Accumulation unit value at end of period           $1.35    $1.34    $1.29   $1.26   $1.24   $1.25   $1.26   $1.26   $1.24   $1.18
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,753    3,976    3,923   6,630   7,059   5,254   8,572   8,409   4,421     941
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were (0.46%)
and (0.46%), respectively.
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at beginning of period     $1.75    $1.68    $1.63   $1.62   $1.58   $1.53   $1.47   $1.38   $1.33   $1.33
Accumulation unit value at end of period           $1.61    $1.75    $1.68   $1.63   $1.62   $1.58   $1.53   $1.47   $1.38   $1.33
Number of accumulation units outstanding at end
  of period (000 omitted)                         10,453   12,248    8,733   8,279   9,515   7,119   7,272   8,923   9,498   8,127
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.98    $1.86    $1.58   $1.41   $1.21   $0.87   $1.09   $1.08   $1.00      --
Accumulation unit value at end of period           $1.16    $1.98    $1.86   $1.58   $1.41   $1.21   $0.87   $1.09   $1.08      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          8,505    6,387    5,210   2,698   1,026     605     238     115       7      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (02/21/1995)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period     $1.89    $1.86    $1.64   $1.56   $1.50   $1.18   $1.53   $1.89   $2.33   $1.91
Accumulation unit value at end of period           $1.08    $1.89    $1.86   $1.64   $1.56   $1.50   $1.18   $1.53   $1.89   $2.33
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,843    4,871    5,898   4,590   4,708   4,663   5,116   6,019   6,358   5,864
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period     $1.09    $1.03    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $1.08    $1.09    $1.03      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,590    5,249    4,355      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (08/26/1999)
Accumulation unit value at beginning of period     $1.30    $1.30    $1.19   $1.16   $1.05   $0.85   $0.93   $0.90   $1.00   $1.00
Accumulation unit value at end of period           $0.96    $1.30    $1.30   $1.19   $1.16   $1.05   $0.85   $0.93   $0.90   $1.00
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,018    3,017    4,475   3,380   3,074   2,699   2,403   5,449     556       8
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (05/01/2006)
Accumulation unit value at beginning of period     $1.06    $1.05    $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.85    $1.06    $1.05      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,980    3,766      782      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period     $1.59    $1.41    $1.44   $1.32   $1.23   $1.02   $1.00      --      --      --
Accumulation unit value at end of period           $0.86    $1.59    $1.41   $1.44   $1.32   $1.23   $1.02      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,418    1,722    2,222     377     159      29      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period     $1.00    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.54    $1.00       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (01/29/2003)
Accumulation unit value at beginning of period     $1.71    $1.65    $1.45   $1.41   $1.29   $1.00      --      --      --      --
Accumulation unit value at end of period           $1.06    $1.71    $1.65   $1.45   $1.41   $1.29      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            116      193      219     241     223     175      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 134  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.23    $1.18    $1.15   $1.15   $1.16   $1.16   $1.11   $1.06   $1.00      --
Accumulation unit value at end of period           $1.18    $1.23    $1.18   $1.15   $1.15   $1.16   $1.16   $1.11   $1.06      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,088    2,176    2,281   2,359   2,330   1,256     248     117      39      --
----------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (05/02/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period     $0.56    $0.55    $0.50   $0.47   $0.44   $0.37   $0.50   $0.74   $1.00      --
Accumulation unit value at end of period           $0.31    $0.56    $0.55   $0.50   $0.47   $0.44   $0.37   $0.50   $0.74      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,533    1,159      411     413     471     499     270     228     200      --
----------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period     $2.78    $2.04    $1.55   $1.17   $1.00      --      --      --      --      --
Accumulation unit value at end of period           $1.27    $2.78    $2.04   $1.55   $1.17      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,462    1,621    1,522   1,033     198      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (02/21/1995)
Accumulation unit value at beginning of period     $1.96    $1.76    $1.44   $1.28   $1.11   $0.88   $1.09   $1.55   $2.09   $1.46
Accumulation unit value at end of period           $1.15    $1.96    $1.76   $1.44   $1.28   $1.11   $0.88   $1.09   $1.55   $2.09
Number of accumulation units outstanding at end
  of period (000 omitted)                            676      832    1,048   1,332   1,736   2,080   2,254   2,733   2,637   2,510
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period     $1.66    $1.72    $1.50   $1.46   $1.26   $0.98   $1.00      --      --      --
Accumulation unit value at end of period           $1.05    $1.66    $1.72   $1.50   $1.46   $1.26   $0.98      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          6,104    5,949    6,248   3,864   1,094     458      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period     $0.85    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.47    $0.85       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,687    1,243       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period     $1.12    $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $0.59    $1.12       --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --       --       --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/22/1999)
Accumulation unit value at beginning of period     $2.49    $2.17    $1.60   $1.34   $1.04   $0.71   $0.83   $1.07   $1.51   $1.00
Accumulation unit value at end of period           $1.33    $2.49    $2.17   $1.60   $1.34   $1.04   $0.71   $0.83   $1.07   $1.51
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,249    1,387      742     484     439   2,509     479     523     431      28
----------------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/22/1999)
Accumulation unit value at beginning of period     $1.88    $1.81    $1.70   $1.55   $1.33   $0.94   $1.15   $1.04   $1.15   $1.00
Accumulation unit value at end of period           $1.12    $1.88    $1.81   $1.70   $1.55   $1.33   $0.94   $1.15   $1.04   $1.15
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,146    1,967    1,384   1,171     455     382     351     268     231      19
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.23    $1.15    $1.04   $1.01   $0.94   $0.78   $0.90   $0.99   $1.00      --
Accumulation unit value at end of period           $0.86    $1.23    $1.15   $1.04   $1.01   $0.94   $0.78   $0.90   $0.99      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,141    1,532    1,765   1,736   1,457   1,313   1,043     580     201      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.22    $1.25    $1.04   $1.02   $0.93   $0.75   $1.01   $1.09   $1.00      --
Accumulation unit value at end of period           $0.78    $1.22    $1.25   $1.04   $1.02   $0.93   $0.75   $1.01   $1.09      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            370      305      171     148     155     156     158     119      14      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.41    $1.39    $1.19   $1.14   $1.04   $0.84   $1.05   $1.13   $1.00      --
Accumulation unit value at end of period           $0.88    $1.41    $1.39   $1.19   $1.14   $1.04   $0.84   $1.05   $1.13      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,247    1,750    1,970   2,186   1,526   1,128     922     553     180      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period     $1.12    $1.01    $0.85   $0.78   $0.72   $0.56   $0.73   $0.89   $1.00      --
Accumulation unit value at end of period           $0.63    $1.12    $1.01   $0.85   $0.78   $0.72   $0.56   $0.73   $0.89      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            167      253      240     203     177     116      89      60      --      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.73    $0.73    $0.64   $0.66   $0.62   $0.51   $0.69   $0.87   $1.00      --
Accumulation unit value at end of period           $0.44    $0.73    $0.73   $0.64   $0.66   $0.62   $0.51   $0.69   $0.87      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            235      252      250     299     306     285     233     190     151      --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  135

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005    2004    2003    2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.74    $0.70    $0.69   $0.67   $0.65   $0.53   $0.74   $0.95   $1.00      --
Accumulation unit value at end of period           $0.45    $0.74    $0.70   $0.69   $0.67   $0.65   $0.53   $0.74   $0.95      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          6,852    7,311    8,064   7,601   2,854   2,456   2,281   2,046     887      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period     $1.11    $1.07    $1.04   $1.03   $1.04   $1.05   $1.05   $1.03   $1.00      --
Accumulation unit value at end of period           $1.12    $1.11    $1.07   $1.04   $1.03   $1.04   $1.05   $1.05   $1.03      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            875      456      480     755     718     616     596     712     309      --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were (0.59%) and (0.59%), respectively.
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.57    $0.50    $0.42   $0.40   $0.35   $0.25   $0.42   $0.56   $1.00      --
Accumulation unit value at end of period           $0.33    $0.57    $0.50   $0.42   $0.40   $0.35   $0.25   $0.42   $0.56      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            966      992    1,281   1,363   1,351   1,424   1,243   1,146     278      --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.42    $1.35    $1.32   $1.31   $1.28   $1.19   $1.12   $1.06   $1.00      --
Accumulation unit value at end of period           $1.43    $1.42    $1.35   $1.32   $1.31   $1.28   $1.19   $1.12   $1.06      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,685    3,965    5,543   2,193     622     225     167     155      54      --
----------------------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.17   $1.13   $1.06   $1.00
Accumulation unit value at end of period                             $0.72   $1.28   $1.17   $1.13   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             135     139     247      65      65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.45   $1.34   $1.18   $1.10   $1.00
Accumulation unit value at end of period                             $0.75   $1.45   $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.72   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.04   $1.00      --      --      --
Accumulation unit value at end of period                             $0.60   $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             779     442      --      --      --
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                       $1.15   $1.00      --      --      --
Accumulation unit value at end of period                             $0.59   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                       $1.30   $1.26   $1.10   $1.08   $1.00
Accumulation unit value at end of period                             $0.75   $1.30   $1.26   $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              66      96      96      99      85
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                       $1.86   $1.80   $1.36   $1.19   $1.00
Accumulation unit value at end of period                             $0.85   $1.86   $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,482     974     867     689     225
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.11   $1.04   $1.04   $1.05   $1.00
Accumulation unit value at end of period                             $1.07   $1.11   $1.04   $1.04   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             892   1,618   1,875   1,656     485
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                       $0.89   $1.00      --      --      --
Accumulation unit value at end of period                             $0.66   $0.89      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.19   $1.00   $1.06   $1.06   $1.00
Accumulation unit value at end of period                             $0.68   $1.19   $1.00   $1.06   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             231     257     797     377      79
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 136  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                       $1.20   $1.30   $1.12   $1.09   $1.00
Accumulation unit value at end of period                             $0.86   $1.20   $1.30   $1.12   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                       $1.06   $1.06   $1.00      --      --
Accumulation unit value at end of period                             $0.78   $1.06   $1.06      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             188     226     529      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                       $1.12   $1.00      --      --      --
Accumulation unit value at end of period                             $0.66   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,631     966      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                       $1.13   $1.00      --      --      --
Accumulation unit value at end of period                             $0.57   $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                       $1.34   $1.41   $1.20   $1.16   $1.00
Accumulation unit value at end of period                             $0.95   $1.34   $1.41   $1.20   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                             858     651      --      --      --
----------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                       $1.10   $1.00      --      --      --
Accumulation unit value at end of period                             $0.71   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.19   $1.06   $1.04   $1.03   $1.00
Accumulation unit value at end of period                             $0.68   $1.19   $1.06   $1.04   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             169     185     360     223      67
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.24   $1.19   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $0.86   $1.24   $1.19   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              68      67      67      67      68
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.09   $1.00      --      --      --
Accumulation unit value at end of period                             $0.61   $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.52   $1.49   $1.24   $1.14   $1.00
Accumulation unit value at end of period                             $0.93   $1.52   $1.49   $1.24   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      22      22      22      16
----------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.98   $1.00      --      --      --
Accumulation unit value at end of period                             $0.70   $0.98      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             830     599      --      --      --
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.58   $1.38   $1.26   $1.10   $1.00
Accumulation unit value at end of period                             $0.89   $1.58   $1.38   $1.26   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,479   2,557   3,121   1,776     548
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.07   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.01   $1.07   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,613   1,619     415     419     116
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.74   $1.54   $1.40   $1.21   $1.00
Accumulation unit value at end of period                             $1.03   $1.74   $1.54   $1.40   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                             844     600     502     278      52
----------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.69   $1.47   $1.28   $1.10   $1.00
Accumulation unit value at end of period                             $0.93   $1.69   $1.47   $1.28   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                             254     261     346     383     229
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  137

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.37   $1.76   $1.49   $1.34   $1.00
Accumulation unit value at end of period                             $0.77   $1.37   $1.76   $1.49   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                              23      40      20      26      23
----------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.31   $1.29   $1.11   $1.12   $1.00
Accumulation unit value at end of period                             $0.90   $1.31   $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             386     455     274     251     113
----------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period                       $1.32   $1.21   $1.10   $1.16   $1.00
Accumulation unit value at end of period                             $1.37   $1.32   $1.21   $1.10   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,308   1,631   1,338     638     188
----------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                       $1.43   $1.42   $1.19   $1.12   $1.00
Accumulation unit value at end of period                             $0.81   $1.43   $1.42   $1.19   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              38      38      42      42      42
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.52   $1.50   $1.32   $1.19   $1.00
Accumulation unit value at end of period                             $0.94   $1.52   $1.50   $1.32   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                             899     954     886     554     213
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $0.93   $1.00      --      --      --
Accumulation unit value at end of period                             $0.58   $0.93      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period                       $1.05   $1.00      --      --      --
Accumulation unit value at end of period                             $0.62   $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,638   1,128      --      --      --
----------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.60   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $1.22   $1.19   $1.09   $1.09   $1.00
Accumulation unit value at end of period                             $0.93   $1.22   $1.19   $1.09   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              21      30      20      20      11
----------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                       $2.27   $1.81   $1.41   $1.24   $1.00
Accumulation unit value at end of period                             $1.38   $2.27   $1.81   $1.41   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                              48      48      48      48      48
----------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.15   $1.09   $1.06   $1.00
Accumulation unit value at end of period                             $0.68   $1.28   $1.15   $1.09   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             413     433     543     579     185
----------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.53   $1.48   $1.28   $1.15   $1.00
Accumulation unit value at end of period                             $0.90   $1.53   $1.48   $1.28   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                              21      22      22       1       1
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.36   $1.40   $1.25   $1.16   $1.00
Accumulation unit value at end of period                             $0.82   $1.36   $1.40   $1.25   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       2       2       2
----------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.21   $1.13   $1.07   $1.07   $1.00
Accumulation unit value at end of period                             $1.01   $1.21   $1.13   $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,140   2,194   1,396     843     319
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 138  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --      --
Accumulation unit value at end of period                             $0.85   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,528   1,244      --      --      --
----------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                       $1.12   $1.15   $1.14   $1.03   $1.00
Accumulation unit value at end of period                             $0.91   $1.12   $1.15   $1.14   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               4      12      12       8       6
----------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.22   $1.42   $1.24   $1.18   $1.00
Accumulation unit value at end of period                             $0.72   $1.22   $1.42   $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                               5       8     254      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.99   $1.00      --      --      --
Accumulation unit value at end of period                             $0.59   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,391     904      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.27   $1.22   $1.08   $1.10   $1.00
Accumulation unit value at end of period                             $0.79   $1.27   $1.22   $1.08   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.31   $1.40   $1.19   $1.15   $1.00
Accumulation unit value at end of period                             $0.87   $1.31   $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                             670     787     714     818     299
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                       $1.05   $1.02   $1.00   $0.99   $1.00
Accumulation unit value at end of period                             $1.05   $1.05   $1.02   $1.00   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                             773     184     183      62      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
Dec. 31, 2008 were (1.13%) and (1.12%), respectively.
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.09   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.00   $1.09   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3,101   2,875   1,724       5       5
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.59   $1.50   $1.28   $1.15   $1.00
Accumulation unit value at end of period                             $0.93   $1.59   $1.50   $1.28   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,378   1,695   1,652     799      30
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                       $1.24   $1.23   $1.09   $1.05   $1.00
Accumulation unit value at end of period                             $0.70   $1.24   $1.23   $1.09   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             478     563     678     910     594
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                       $1.08   $1.02   $1.00      --      --
Accumulation unit value at end of period                             $1.06   $1.08   $1.02      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,341   1,390   1,280      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.19   $1.20   $1.10   $1.08   $1.00
Accumulation unit value at end of period                             $0.87   $1.19   $1.20   $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                             277     389     540     365     130
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                       $1.18   $1.17   $1.11   $1.09   $1.00
Accumulation unit value at end of period                             $0.94   $1.18   $1.17   $1.11   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             904     790     375      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.25   $1.12   $1.15   $1.06   $1.00
Accumulation unit value at end of period                             $0.68   $1.25   $1.12   $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              55      70      94     100      77
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  139

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $0.99   $1.00      --      --      --
Accumulation unit value at end of period                             $0.53   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.29   $1.25   $1.11   $1.08   $1.00
Accumulation unit value at end of period                             $0.79   $1.29   $1.25   $1.11   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              13      13      13      13      13
----------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $0.99   $0.99   $1.00
Accumulation unit value at end of period                             $0.99   $1.04   $1.01   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                             559     600     525     316      70
----------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                       $1.25   $1.24   $1.14   $1.07   $1.00
Accumulation unit value at end of period                             $0.68   $1.25   $1.24   $1.14   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                             189     155      --      --      --
----------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period                       $2.71   $2.01   $1.53   $1.17   $1.00
Accumulation unit value at end of period                             $1.23   $2.71   $2.01   $1.53   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                             668     481     488     416     152
----------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.70   $1.54   $1.27   $1.14   $1.00
Accumulation unit value at end of period                             $0.99   $1.70   $1.54   $1.27   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                       $1.25   $1.31   $1.15   $1.13   $1.00
Accumulation unit value at end of period                             $0.79   $1.25   $1.31   $1.15   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2,373   2,283   2,595   1,875     582
----------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $0.84   $1.00      --      --      --
Accumulation unit value at end of period                             $0.46   $0.84      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             554     210      --      --      --
----------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.12   $1.00      --      --      --
Accumulation unit value at end of period                             $0.58   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                       $2.19   $1.92   $1.43   $1.20   $1.00
Accumulation unit value at end of period                             $1.17   $2.19   $1.92   $1.43   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                             583     317     295     225      65
----------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                       $1.37   $1.33   $1.25   $1.15   $1.00
Accumulation unit value at end of period                             $0.81   $1.37   $1.33   $1.25   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                             665     612     446     423     139
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.28   $1.22   $1.11   $1.08   $1.00
Accumulation unit value at end of period                             $0.89   $1.28   $1.22   $1.11   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3       3       3      --      --
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.26   $1.30   $1.09   $1.08   $1.00
Accumulation unit value at end of period                             $0.80   $1.26   $1.30   $1.09   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              37      24      --      --      --
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.30   $1.29   $1.11   $1.08   $1.00
Accumulation unit value at end of period                             $0.81   $1.30   $1.29   $1.11   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                             110     147     166     213     138
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 140  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                   2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.55   $1.40   $1.19   $1.10   $1.00
Accumulation unit value at end of period                             $0.86   $1.55   $1.40   $1.19   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.15   $1.15   $1.01   $1.06   $1.00
Accumulation unit value at end of period                             $0.68   $1.15   $1.15   $1.01   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.12   $1.07   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $0.67   $1.12   $1.07   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             542     564     602     467     120
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (04/30/2004)
Accumulation unit value at beginning of period                       $1.05   $1.02   $1.00   $0.99   $1.00
Accumulation unit value at end of period                             $1.05   $1.05   $1.02   $1.00   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              37      44      30      64      --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were
(1.23%) and (1.22%), respectively.
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.48   $1.32   $1.10   $1.06   $1.00
Accumulation unit value at end of period                             $0.85   $1.48   $1.32   $1.10   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --      --
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                       $1.09   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.09   $1.09   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             456     805     956     438     186
----------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  141

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 142  WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY



--------------------------------------------------------------------------------
       WELLS FARGO ADVANTAGE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  143

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1 (800) 333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


45303 J (5/09)

PROSPECTUS


MAY 1, 2009


WELLS FARGO

ADVANTAGE(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE(R) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds
- The Dreyfus Socially Responsible Growth Fund, Inc.
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- MFS(R) Variable Insurance Trust(SM)
- Oppenheimer Variable Account Funds
- Putnam Variable Trust - Class IB Shares

- RiverSource Variable Series Trust (RVST)

- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS




KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   17
THE ONE-YEAR FIXED ACCOUNT...................   19
BUYING YOUR CONTRACT.........................   20
CHARGES......................................   22
VALUING YOUR INVESTMENT......................   26
MAKING THE MOST OF YOUR CONTRACT.............   27
WITHDRAWALS..................................   32
TSA -- SPECIAL PROVISIONS....................   33
CHANGING OWNERSHIP...........................   33
BENEFITS IN CASE OF DEATH....................   34
OPTIONAL BENEFITS............................   37
THE ANNUITY PAYOUT PERIOD....................   45
TAXES........................................   47
VOTING RIGHTS................................   50
SUBSTITUTION OF INVESTMENTS..................   50
ABOUT THE SERVICE PROVIDERS..................   51
ADDITIONAL INFORMATION.......................   52
APPENDIX: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)....................   53
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   59






--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  3

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (see "Taxes -- 1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate and transfer to this account. There may be restrictions on the timing of transfers from this account. (See "The One-Year Fixed Account")

We no longer offer new contracts. However, you have the option of making additional purchase payments. (See "Buying Your Contract")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")


WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  5

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
 6  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a five-year or seven-year withdrawal charge schedule at the time of application.


           FIVE-YEAR SCHEDULE                          SEVEN-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     6                     3                     7

         4                     4                     4                     6

         5                     2                     5                     5

         Thereafter            0                     6                     4

                                                     7                     2

                                                     Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

You can choose the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.


                                                 VARIABLE ACCOUNT             TOTAL MORTALITY AND            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:        ADMINISTRATIVE CHARGE             EXPENSE RISK FEE            ACCOUNT EXPENSE

Standard Death Benefit                                 0.15%                          1.05%                       1.20%

Enhanced Death Benefit Rider                           0.15                           1.25                        1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:

Standard Death Benefit                                 0.15                           1.30                        1.45

Enhanced Death Benefit Rider                           0.15                           1.50                        1.65


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $30


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



BENEFIT PROTECTOR FEE                                                             0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                        0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



GMIB FEE                                                                          0.70%(1),(2)


(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB -- .30%.


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  7

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2008. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.72%                1.43%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Capital Appreciation Fund, Series I Shares              0.61%        --%    0.30%         0.01%          0.92%


AIM V.I. Core Equity Fund, Series I Shares                       0.61         --     0.29          0.01           0.91(1)


The Dreyfus Socially Responsible Growth Fund, Inc., Initial      0.75         --     0.10            --           0.85
Shares


Fidelity(R) VIP Dynamic Capital Appreciation Portfolio           0.56       0.25     0.31            --           1.12(2)
Service Class 2


Fidelity(R) VIP High Income Portfolio Service Class 2            0.57       0.25     0.14            --           0.96


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.30            --           1.35(3)
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.16          0.01           0.94(4)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.28          0.02           1.05(4)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.04            --           0.84


Goldman Sachs VIT Structured U.S. Equity                         0.65         --     0.07            --           0.72(5)
Fund - Institutional Shares


MFS(R) Investors Trust Series - Initial Class                    0.75         --     0.09            --           0.84


MFS(R) Utilities Series - Initial Class                          0.72         --     0.09            --           0.81


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.02            --           0.90


Oppenheimer Strategic Bond Fund/VA, Service Shares               0.55       0.25     0.04          0.01           0.85(6)


Putnam VT Global Health Care Fund - Class IB Shares              0.70       0.25     0.16          0.01           1.12
(previously Putnam VT Health Sciences Fund - Class IB
Shares)


Putnam VT International Equity Fund - Class IB Shares            0.75       0.25     0.12          0.01           1.13


Putnam VT Vista Fund - Class IB Shares                           0.65       0.25     0.15          0.01           1.06


RVST RiverSource Partners Variable Portfolio - Small Cap         0.95       0.13     0.19          0.05           1.32(7)
Value Fund


RVST RiverSource Variable Portfolio - Diversified Equity         0.59       0.13     0.14            --           0.86
Income Fund


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.15          0.02           0.74
(previously RVST RiverSource Variable Portfolio - Large Cap
Equity Fund)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.17            --           0.89


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.18            --           0.79
Government Fund


RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.62       0.13     0.31            --           1.06(7)
(previously RVST RiverSource Variable Portfolio - Small Cap
Advantage Fund)


Wells Fargo Advantage VT Asset Allocation Fund                   0.55       0.25     0.23          0.01           1.04(8)




--------------------------------------------------------------------------------
 8  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Wells Fargo Advantage VT C&B Large Cap Value Fund                0.55%      0.25%    0.37%           --%          1.17%((8))


Wells Fargo Advantage VT Equity Income Fund                      0.55       0.25     0.24            --           1.04(8)


Wells Fargo Advantage VT International Core Fund                 0.75       0.25     0.43            --           1.43(8)


Wells Fargo Advantage VT Large Company Core Fund                 0.55       0.25     0.41            --           1.21(8)


Wells Fargo Advantage VT Large Company Growth Fund               0.55       0.25     0.25            --           1.05(8)


Wells Fargo Advantage VT Money Market Fund                       0.30       0.25     0.28            --           0.83(8)


Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26            --           1.26(8)


Wells Fargo Advantage VT Total Return Bond Fund                  0.45       0.25     0.27          0.01           0.98(8)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.30%. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 0.90%.


 (2) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the Fund's manager at any time.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.03%.


 (4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.03% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.


 (6) The other expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2008, the transfer agent fees did not exceed this expense limitation. In addition, for Oppenheimer Strategic Bond Fund/VA, Service Shares, the Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82%.


 (7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     1.20% for RVST RiverSource Partners Variable Portfolio - Small Cap Value Fund and 1.12% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund.


 (8) The adviser has contractually agreed through April 30, 2010 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.



--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  9

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select both the optional Enhanced Death Benefit and GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With a seven-year
withdrawal charge
schedule             $1,168      $1,828      $2,420      $4,044           $368       $1,128      $1,920      $4,044

With a five-year
withdrawal charge
schedule              1,194       1,804       2,243       4,275            394        1,204       2,043       4,275



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With a seven-year
withdrawal charge
schedule             $1,002      $1,323      $1,571      $2,311           $202        $623       $1,071      $2,311

With a five-year
withdrawal charge
schedule              1,027       1,301       1,400       2,574            227         701        1,200       2,574




(1) In these examples, the $30 contract administrative charge is approximated as a .048% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



--------------------------------------------------------------------------------
 10  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 11 affiliates. (See "Revenue we received from the funds may create potential conflicts of interest.") These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Valuable Series Trust funds include the RiverSource Valuable Portfolio funds, RiverSource Partners Valuable Portfolio funds, Threadneedle Valuable Portfolio Funds, and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and withdrawing from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

- Compensating, training and educating investment professionals who sell the contracts.

- Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.


--------------------------------------------------------------------------------
 12  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

- Providing sub-transfer agency and shareholder servicing to contract owners.

- Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

- Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

- Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

- Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

- Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

- Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

- Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

- Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES           INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AIM V.I. Capital   Seeks growth of capital.                    Invesco Aim Advisors,
Appreciation                                                   Inc. adviser, advisory
Fund, Series I                                                 entities affiliated with
Shares                                                         Invesco Aim Advisors,
                                                               Inc., subadvisers. On or
                                                               about Aug.1, 2009, the
                                                               business of Invesco Aim
                                                               Advisors, Inc. and
                                                               Invesco Global Asset
                                                               Management, Inc. will be
                                                               combined into Invesco
                                                               Institutional, which will
                                                               be renamed Invesco
                                                               Advisers, Inc. and will
                                                               serve as the Fund's
                                                               investment adviser.
----------------------------------------------------------------------------------------

AIM V.I. Core      Seeks growth of capital.                    Invesco Aim Advisors,
Equity Fund,                                                   Inc. adviser, advisory
Series I Shares                                                entities affiliated with
                                                               Invesco Aim Advisors,
                                                               Inc., subadvisers. On or
                                                               about Aug.1, 2009, the
                                                               business of Invesco Aim
                                                               Advisors, Inc. and
                                                               Invesco Global Asset
                                                               Management, Inc. will be
                                                               combined into Invesco
                                                               Institutional, which will
                                                               be renamed Invesco
                                                               Advisers, Inc. and will
                                                               serve as the Fund's
                                                               investment adviser.
----------------------------------------------------------------------------------------

The Dreyfus        Seeks capital growth, with current income   The Dreyfus Corporation
Socially           as a secondary goal.
Responsible
Growth Fund,
Inc., Initial
Shares
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks capital appreciation. Normally        Fidelity Management &
Dynamic Capital    invests primarily in common stocks of       Research Company (FMR),
Appreciation       domestic and foreign issuers. The Fund      investment manager; FMR
Portfolio Service  invests in either "growth" or "value"       U.K., FMR Far East,
Class 2            stocks or both.                             Fidelity Investments
                                                               Japan Limited (FIJ) and
                                                               FMR Co. Inc. (FMRC), sub-
                                                               advisers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks a high level of current income,       Fidelity Management &
High Income        while also considering growth of capital.   Research Company (FMR),
Portfolio Service  Normally invests primarily in income-       investment manager; FMR
Class 2            producing debt securities, preferred        U.K., FMR Far East, sub-
                   stocks and convertible securities, with an  advisers.
                   emphasis on lower-quality debt securities.
                   May invest in non-income producing
                   securities, including defaulted securities
                   and common stocks. Invests in companies in
                   troubled or uncertain financial condition.
                   The Fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital.          Fidelity Management &
Mid Cap Portfolio  Normally invests primarily in common        Research Company (FMR),
Service Class 2    stocks. Normally invests at least 80% of    investment manager; FMR
                   assets in securities of companies with      U.K., FMR Far East, sub-
                   medium market capitalizations. May invest   advisers.
                   in companies with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in
                   either "growth" or "value" common stocks
                   or both.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                    Franklin Templeton
Global Real                                                    Institutional, LLC
Estate Securities
Fund - Class 2

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 14  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES           INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks to maximize income while maintaining  Franklin Advisers, Inc.
Income Securities  prospects for capital appreciation.
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.               Franklin Advisory
Small Cap Value                                                Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth.             Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund- Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as  Franklin Mutual Advisers,
Shares Securities  a secondary goal.                           LLC
Fund - Class 2
----------------------------------------------------------------------------------------
Goldman Sachs VIT  Seeks long-term capital appreciation.       Goldman Sachs Asset
Mid Cap Value                                                  Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and       Goldman Sachs Asset
Structured U.S.    dividend income.                            Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                 MFS Investment
Trust                                                          Management(R)
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                         MFS Investment
Series - Initial                                               Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.       OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income          OppenheimerFunds, Inc.
Strategic Bond     principally derived from interest on debt
Fund/VA, Service   securities.
Shares
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                 Putnam Investment
Health Care                                                    Management, LLC
Fund - Class IB
Shares
(previously
Putnam VT Health
Sciences
Fund - Class IB
Shares)
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                 Putnam Investment
International                                                  Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                 Putnam Investment
Fund - Class IB                                                Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.       RiverSource Investments,
Partners Variable                                              LLC, adviser;  Barrow,
Portfolio - Small                                              Hanley, Mewhinney &
Cap Value Fund                                                 Strauss, Inc., Denver
                                                               Investment Advisors LLC,
                                                               Donald Smith & Co., Inc.,
                                                               River Road Asset
                                                               Management, LLC and
                                                               Turner Investment
                                                               Partners, Inc.,
                                                               subadvisers.
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as  RiverSource Investments,
Variable           a secondary goal, steady growth of          LLC
Portfolio - Dive-  capital.
rsified Equity
Income Fund

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES           INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks capital appreciation.                 RiverSource Investments,
Variable                                                       LLC
Portfolio - Dyna-
mic Equity Fund
(previously RVST
RiverSource
Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital     RiverSource Investments,
Variable           growth as a secondary objective.            LLC
Portfolio - High
Yield Bond Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and      RiverSource Investments,
Variable           safety of principal consistent with         LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.             RiverSource Investments,
Variable                                                       LLC, adviser; Kenwood
Portfolio - Smal-                                              Capital Management LLC,
ler-Cap Value                                                  sub-adviser.
Fund (previously
RVST RiverSource
Variable
Portfolio - Small
Cap Advantage
Fund)
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Asset Allocation   income.                                     Wells Capital Management
Fund                                                           Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks maximum long-term total return        Wells Fargo Funds
Advantage VT C&B   (current income and capital appreciation)   Management, LLC, adviser;
Large Cap Value    consistent with minimizing risk to          Cooke & Bieler, L.P.,
Fund               principal.                                  sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Equity Income      income.                                     Wells Capital Management
Fund                                                           Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
International      income.                                     Wells Capital Management
Core Fund                                                      Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Large Company      income.                                     Matrix Asset Advisors,
Core Fund                                                      Inc., sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Large Company      income.                                     Peregrine Capital
Growth Fund                                                    Management, Inc., sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Money Market Fund  income.                                     Wells Capital Management
                                                               Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Small Cap Growth   income.                                     Wells Capital Management
Fund                                                           Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting    Wells Fargo Funds
Advantage VT       of capital appreciation and current         Management, LLC, adviser;
Total Return Bond  income.                                     Wells Capital Management
Fund                                                           Incorporated, sub-
                                                               adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  17

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the guarantee period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, as reflected in the table above, the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:


                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001



       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

       j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

       n = number of months remaining in the current Guarantee Period (rounded up).


--------------------------------------------------------------------------------
 18  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001



In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 4% if the five-year withdrawal charge schedule applies and 6% if the seven-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT


You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 19 subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified annuity or a nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the length of the withdrawal charge period (five or seven years)(1);

- the optional Benefit Protector(R) Death Benefit Rider(2);

- the optional Benefit Protector(R) Plus Death Benefit Rider(2);

- the optional Enhanced Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(l) Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.
(2) You may select one of the following: the EDB, the Benefit Protector(R) or the Benefit Protector(R) Plus. Riders may not be available in all states. The Benefit Protector(R) and the Benefit Protector(R) Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and


--------------------------------------------------------------------------------
 20  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $99,999 for contracts issued through Ameriprise Financial Services, Inc.

     $1,000,000 for all other contracts.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  21

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or earlier if the contract is withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.

                                                          SEVEN-YEAR WITHDRAWAL    FIVE-YEAR WITHDRAWAL
                                                             CHARGE SCHEDULE          CHARGE SCHEDULE
Standard Death Benefit                                             1.05%                   1.30%
Enhanced Death Benefit Rider                                       1.25                    1.50


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select the withdrawal charge period at the time of your application for the contract. Contracts issued through Ameriprise Financial Services, Inc. are available only with a seven-year withdrawal charge schedule. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example,

--------------------------------------------------------------------------------
 22 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS if you selected the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 15% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 15% of your prior anniversary's contract value.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:


           FIVE-YEAR SCHEDULE                          SEVEN-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     6                     3                     7

         4                     4                     4                     6

         5                     2                     5                     5

         Thereafter            0                     6                     4

                                                     7                     2

                                                     Thereafter            0


* Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  23

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a seven-year withdrawal charge schedule with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the tenth contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE      EXPLANATION
   $  0       $5,773.20 is 15% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0       $8,327.80 is contract earnings in excess of the 15% TFA withdrawal amount withdrawn without withdrawal charge; and
      0       $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    480       $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
              6% withdrawal charge; and
    420       $6,000 purchase payment is in its third year from receipt withdrawn with a
              7% withdrawal charge
   ----
   $900


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 15% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


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 24  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

(a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

(b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria and a legible photocopy of the unemployment payment benefits meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We charge an annual fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 25 increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."

* For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:
- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;


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 26  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED
                                                     Jan       $100           $20           5.00
                                                     Feb        100            18           5.56
you automatically buy                                Mar        100            17           5.88
more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  27

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:


IF YOUR NET CONTRACT VALUE(1) IS ...    WE ALLOCATE YOUR NEW PURCHASE PAYMENTS TO:

       $10,000 - $49,999                             Tier 1 DCA

       account $50,000 or more                       Tier 2 DCA account(2)


(1) "Net contract value" equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.


We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. From time to time, we may credit interest to the Tiered DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.


We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.


If you make additional purchase payments while a Tiered DCA account term is in progress, the amounts you allocate to an existing Tiered DCA account will be transferred out of the Tiered DCA account over the reminder of the term. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.


You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.

The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


--------------------------------------------------------------------------------
 28  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

We may suspend or modify transfer privileges at any time.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  29

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


--------------------------------------------------------------------------------
 30  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  31

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.") Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions").


WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.


--------------------------------------------------------------------------------
 32  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.



Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written arrangement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.



In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.


The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2; or

  - you are disabled as defined in the Code; or

  - you severed employment with the employer who purchased the contract; or

  - the distribution is because of your death; or

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  33

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows: If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:



1. total purchase payments applied to the contract minus adjusted partial withdrawals; or


2. contract value.


If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:



1. total purchase payments applied to the contract minus adjusted partial withdrawals;


2. contract value; or


3. the maximum anniversary value immediately preceding the date of death plus any purchase payments applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.


                                                           PW X DB
STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                              CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:

- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


--------------------------------------------------------------------------------
 34  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

  WE CALCULATE THE STANDARD DEATH BENEFIT AS FOLLOWS:

  PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
          Total purchase payments:                                                      $20,000.00
          minus the standard death benefit adjusted partial withdrawals, calculated as:

          $1,500 x $20,000
          ----------------  =                                                            -1,363.64
               $22,000
                                                                                        ----------
          for a death benefit of:                                                       $18,636.36
                                                                                        ----------
  CONTRACT VALUE AT DEATH:                                                              $20,500.00
                                                                                        ----------
  THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS ANY PAYMENTS MADE SINCE THAT
  ANNIVERSARY MINUS ADJUSTED PARTIAL WITHDRAWALS:
          MAV on the prior anniversary:                                                 $24,000.00
          plus purchase payments made since that anniversary:                                +0.00
          minus the standard death benefit adjusted partial withdrawals, calculated as:

          $1,500 x $24,000
          ----------------  =                                                            -1,636.36
               $22,000
                                                                                        ----------
          for a death benefit of:                                                       $22,363.64
                                                                                        ----------




  THE STANDARD DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES
  IS THE MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER
The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB Rider is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector(R) or the Benefit Protector(R) Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.


The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values, minus any applicable rider charges:


- the standard death benefit; or

- the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                 PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   -----------
                                                                     SV



  PWT = the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.


  VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

  SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  35

EXAMPLE
- You purchase the contract with a payment of $20,000 with $5,000 allocated to the one-year fixed account and $15,000 allocated to the subaccounts.

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.

  THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:

  THE STANDARD DEATH BENEFIT (WHICH IN THIS CASE IS THE MAV):
          MAV on the prior anniversary:                                                $ 20,000.00
          plus purchase payments made since the prior anniversary:                           +0.00
          minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:

          $1,500 x $20,000
          ----------------  =
               $19,300                                                                   -1,554.40
                                                                                      ------------
          Standard death benefit, which is the MAV:                                     $18,445.60
                                                                                      ------------
  THE 5% RISING FLOOR:
          The variable account floor on the first contract anniversary, calculated as:
          1.05 x 15,000 =                                                               $15,750.00
          plus amounts allocated to the subaccounts since that anniversary:                  +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

          $1,500 x $15,750
          ----------------  =
               $14,000                                                                $-  1,687.50
                                                                                      ------------
          variable account floor benefit:                                               $14,062.50
          plus the one-year fixed account value:                                         +5,300.00
                                                                                      ------------
          5% rising floor (value of the GPAs, the one-year fixed account and the
          variable account floor):                                                      $19,362.50
                                                                                      ------------




  EDB RIDER, CALCULATED AS THE GREATER OF THE STANDARD DEATH BENEFIT OR THE 5%
  RISING FLOOR:                                                       $19,362.50

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


--------------------------------------------------------------------------------
 36  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))
The Benefit Protector(R) is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit (see "Benefits in Case of Death"), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  37

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(R)

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal schedule.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     the standard death benefit (contract value):                         $110,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death (the standard death benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     the standard death benefit (MAV):                                    $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 +
  $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     the standard death benefit (MAV adjusted for partial
     withdrawals):                                                         $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667
- On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the
  prior death benefit. The reduction in contract value has no effect.
- On the sixth contract anniversary the contract value grows to a new high of $200,000. Earnings at
  death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     the standard death benefit (contract value):                         $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000


--------------------------------------------------------------------------------
 38  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- During the ninth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
- During the tenth contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the
  Benefit Protector(R) changes. The death benefit equals:
     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old):
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)
The Benefit Protector(R) Plus is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
 CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE    70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                           0%                                          0%
Three and Four                       10%                                       3.75%
Five or more                         20%                                        7.5%




--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  39

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:

- the standard death benefit (see "Benefits in Case of Death") PLUS

                 IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
One              Zero
Two              40% x earnings at death (see above)
Three & Four     40% x (earnings at death + 25% of initial purchase payment*)
Five or more     40% x (earnings at death + 50% of initial purchase payment*)
                 IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
One              Zero
Two              15% x earnings at death
Three & Four     15% x (earnings at death + 25% of initial purchase payment*)
Five or more     15% x (earnings at death + 50% of initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(R) PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal charge schedule.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:

     the standard death benefit (contract value):                         $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (the standard death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

     the standard death benefit (MAV):                                    $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =                 +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 + $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

     the standard death benefit (MAV adjusted for partial withdrawals):    $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of
     earnings at death: 0.40 x ($57,619 - $55,000) =                        +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                           -------
  Total death benefit of:                                                  $64,167




--------------------------------------------------------------------------------
 40  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls $40,000. The death benefit equals the prior death benefit. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:

     the standard death benefit (contract value):                         $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:

     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000


- On the tenth contract anniversary the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:


     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old:
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years(1);

- the GMIB rider terminates(2) 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary(1);

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

(1) Unless the annuitant qualifies for a contingent event (see
    "Charges -- Contingent events").
(2) The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 41 distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo Advantage VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund;

  - Plan B -- Life Annuity with ten years certain;

  - Plan D -- Joint and last survivor life annuity - no refund;

- you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we

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 42  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS
apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, GPAs and the one-year fixed account value of the 5% rising floor as:


 PMT X CVG
-----------
    ECV





     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:


PMT X (1.05)(CY)



      CY = the full number of contract years the payment has been in the contract.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  43

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                 GMIB
ANNIVERSARY                               CONTRACT VALUE          MAV         5% RISING FLOOR        BENEFIT BASE
1                                            $107,000          $107,000           $105,000
2                                             125,000           125,000            110,250
3                                             132,000           132,000            115,763
4                                             150,000           150,000            121,551
5                                              85,000           150,000            127,628
6                                             120,000           150,000            134,010
7                                             138,000           150,000            140,710
8                                             152,000           152,000            147,746
9                                             139,000           152,000            155,133
10                                            126,000           152,000            162,889             $162,889
11                                            138,000           152,000            171,034              171,034
12                                            147,000           152,000            179,586              179,586
13                                            163,000           163,000            188,565              188,565
14                                            159,000           163,000            197,993              197,993
15                                            212,000           212,000            207,893              212,000


NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                   MINIMUM GUARANTEED MONTHLY INCOME
                                                                              ------------------------------------------
CONTRACT                                                      PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                               LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE           GMIB BENEFIT BASE                      NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND
10                    $162,889 (5% rising floor)             $  840.51            $  817.70                $672.73
15                     212,000 (MAV)                          1,250.80             1,193.56                 968.84


The payouts above are shown at guaranteed annuity rates as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                  PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                           LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE           CONTRACT VALUE                     NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND
10                    $126,000                           $  650.16            $  632.52                $520.38
15                     212,000                            1,250.80             1,193.56                 968.84


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


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 44  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE GMIB FEE:
This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%.

We calculate the fee as follows:

  BB + AT - FAV

BB     =  the GMIB benefit base.
AT     =  adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:



PT X VAT
--------
   SVT




PT     =  the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary
VAT    =  variable account floor on the date of (but prior to) the transfer
SVT    =  value of the subaccounts on the date of (but prior to) the transfer
FAV    =  the value of the GPAs and the one-year fixed account.


The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

- You make no transfers or partial withdrawals.

CONTRACT                          GMIB FEE               VALUE ON WHICH                GMIB FEE
ANNIVERSARY    CONTRACT VALUE    PERCENTAGE           WE BASE THE GMIB FEE          CHARGED TO YOU
1                 $ 80,000          0.70%      5% rising floor = $100,000 x 1.05        $  735
2                  150,000          0.70%      Contract value = $150,000                 1,050
3                  102,000          0.70%      MAV = $150,000                            1,050


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  45

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.27% or 6.77% depending on the applicable assumed investment rate. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.02% or 6.52% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or


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 46  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


ANNUITY PAYOUTS: Generally, unlike withdrawals, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  47

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.




ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible

--------------------------------------------------------------------------------
 48 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 49 beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new

--------------------------------------------------------------------------------
 50 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Wells Fargo Advantage VT Money Market Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.0% of purchase payments on the contract as well as service/trail commissions of up to 0.75% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making withdrawals from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:


- fees and expenses we collect from contract owners, including withdrawal charges; and


- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  51

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 52  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period    $0.72    $0.65    $0.62    $0.58    $0.55    $0.43    $0.57     $0.75    $1.00
Accumulation unit value at end of period          $0.41    $0.72    $0.65    $0.62    $0.58    $0.55    $0.43     $0.57    $0.75
Number of accumulation units outstanding at
  end of period (000 omitted)                       701    1,022    1,762    1,950    2,150    2,296    2,455     2,749    1,707

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period    $1.16    $1.08    $1.00       --       --       --       --        --       --
Accumulation unit value at end of period          $0.80    $1.16    $1.08       --       --       --       --        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,471    1,975    2,929       --       --       --       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period    $0.74    $0.70    $0.65    $0.63    $0.60    $0.48    $0.69     $0.90    $1.00
Accumulation unit value at end of period          $0.48    $0.74    $0.70    $0.65    $0.63    $0.60    $0.48     $0.69    $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                       232      333      476      530      701      753      817     1,145      834
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period    $1.52    $1.44    $1.28    $1.08    $1.08    $0.87    $0.95     $1.00       --
Accumulation unit value at end of period          $0.88    $1.52    $1.44    $1.28    $1.08    $1.08    $0.87     $0.95       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       151      226      191      100      105       99       92        60       --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period    $1.42    $1.40    $1.27    $1.26    $1.17    $0.93    $0.91     $1.00       --
Accumulation unit value at end of period          $1.05    $1.42    $1.40    $1.27    $1.26    $1.17    $0.93     $0.91       --
Number of accumulation units outstanding at
  end of period (000 omitted)                        74      104      146      148      223      280      154        71       --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period    $2.35    $2.06    $1.86    $1.59    $1.29    $0.95    $1.06     $1.00       --
Accumulation unit value at end of period          $1.40    $2.35    $2.06    $1.86    $1.59    $1.29    $0.95     $1.06       --
Number of accumulation units outstanding at
  end of period (000 omitted)                     5,166    3,440    2,476    1,850    1,925    1,154    1,005       667       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $2.62    $3.35    $2.81    $2.51    $1.93    $1.44    $1.42     $1.34    $1.00
Accumulation unit value at end of period          $1.49    $2.62    $3.35    $2.81    $2.51    $1.93    $1.44     $1.42    $1.34
Number of accumulation units outstanding at
  end of period (000 omitted)                       277      385      391      403      418      397      421       119       24
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $2.00    $1.95    $1.67    $1.66    $1.48    $1.13    $1.16     $1.16    $1.00
Accumulation unit value at end of period          $1.39    $2.00    $1.95    $1.67    $1.66    $1.48    $1.13     $1.16    $1.16
Number of accumulation units outstanding at
  end of period (000 omitted)                       938    1,265    1,436    1,440    1,366    1,259    1,080       969      102
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit value at beginning of period    $1.52    $1.58    $1.36    $1.27    $1.04    $0.79    $1.00        --       --
Accumulation unit value at end of period          $1.01    $1.52    $1.58    $1.36    $1.27    $1.04    $0.79        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       317      406      494      503      478      149       59        --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $0.71    $0.64    $0.60    $0.58    $0.52    $0.39    $0.55     $0.66    $1.00
Accumulation unit value at end of period          $0.40    $0.71    $0.64    $0.60    $0.58    $0.52    $0.39     $0.55    $0.66
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,794    2,000    2,527    2,955    3,142    2,747    2,813     2,416    1,378
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $1.95    $1.91    $1.63    $1.49    $1.34    $1.08    $1.25     $1.18    $1.00
Accumulation unit value at end of period          $1.21    $1.95    $1.91    $1.63    $1.49    $1.34    $1.08     $1.25    $1.18
Number of accumulation units outstanding at
  end of period (000 omitted)                     2,831    3,212    4,354    3,461    3,662    1,227      875       521      245
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period    $3.04    $2.98    $2.60    $2.33    $1.87    $1.48    $1.57     $1.42    $1.00
Accumulation unit value at end of period          $1.89    $3.04    $2.98    $2.60    $2.33    $1.87    $1.48     $1.57    $1.42
Number of accumulation units outstanding at
  end of period (000 omitted)                     2,524    2,353    1,620      981    1,028    1,083    1,065     1,041      593
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  53

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period    $1.02    $1.05    $0.94    $0.90    $0.79    $0.62    $0.80     $0.92    $1.00
Accumulation unit value at end of period          $0.64    $1.02    $1.05    $0.94    $0.90    $0.79    $0.62     $0.80    $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                       674      934    1,503    1,492    1,569    1,608    1,593     1,352      730
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period    $1.15    $1.05    $0.94    $0.89    $0.81    $0.67    $0.86     $1.03    $1.00
Accumulation unit value at end of period          $0.76    $1.15    $1.05    $0.94    $0.89    $0.81    $0.67     $0.86    $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                       520      670      907      986    1,123    1,326    1,476     1,400      488
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period    $1.74    $1.38    $1.06    $0.92    $0.72    $0.53    $0.70     $0.93    $1.00
Accumulation unit value at end of period          $1.07    $1.74    $1.38    $1.06    $0.92    $0.72    $0.53     $0.70    $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                       755      939    1,148    1,224    1,369    1,686    1,931     2,308    1,220
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period    $1.76    $1.68    $1.45    $1.28    $1.09    $0.77    $1.00        --       --
Accumulation unit value at end of period          $1.04    $1.76    $1.68    $1.45    $1.28    $1.09    $0.77        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       695      722      710      579      518       82       13        --       --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period    $1.49    $1.37    $1.30    $1.28    $1.19    $1.03    $1.00        --       --
Accumulation unit value at end of period          $1.26    $1.49    $1.37    $1.30    $1.28    $1.19    $1.03        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                    10,614    8,749    2,701      919      906      264      111        --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period    $1.16    $1.18    $1.16    $1.04    $0.98    $0.84    $1.00        --       --
Accumulation unit value at end of period          $0.95    $1.16    $1.18    $1.16    $1.04    $0.98    $0.84        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                        63      104      150      132      111       50       12        --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period    $1.16    $1.08    $0.86    $0.77    $0.67    $0.53    $0.65     $0.83    $1.00
Accumulation unit value at end of period          $0.64    $1.16    $1.08    $0.86    $0.77    $0.67    $0.53     $0.65    $0.83
Number of accumulation units outstanding at
  end of period (000 omitted)                     2,382    3,162    3,931    4,113    4,437    3,942    3,982     3,906    2,927
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period    $0.61    $0.60    $0.57    $0.52    $0.44    $0.34    $0.49     $0.75    $1.00
Accumulation unit value at end of period          $0.33    $0.61    $0.60    $0.57    $0.52    $0.44    $0.34     $0.49    $0.75
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,431    1,889    2,673    3,050    3,375    3,967    4,476     4,717    3,180
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period    $1.49    $1.59    $1.34    $1.28    $1.08    $0.79    $1.00        --       --
Accumulation unit value at end of period          $1.01    $1.49    $1.59    $1.34    $1.28    $1.08    $0.79        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       434      396      192      185      221       40       22        --       --
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period    $2.02    $1.89    $1.60    $1.42    $1.22    $0.87    $1.09     $1.08    $1.00
Accumulation unit value at end of period          $1.19    $2.02    $1.89    $1.60    $1.42    $1.22    $0.87     $1.09    $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                    11,637    6,473    3,391    1,105    1,194      591      573       428       98
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period    $0.84    $0.83    $0.73    $0.69    $0.66    $0.52    $0.67     $0.83    $1.00
Accumulation unit value at end of period          $0.48    $0.84    $0.83    $0.73    $0.69    $0.66    $0.52     $0.67    $0.83
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,713    2,064    2,748      727      804       75       75        76       66
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.32    $1.31    $1.20    $1.17    $1.06    $0.86    $0.93     $0.90    $1.00
Accumulation unit value at end of period          $0.98    $1.32    $1.31    $1.20    $1.17    $1.06    $0.86     $0.93    $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                       462      515      630      328      368      394      684       279      175
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.25    $1.21    $1.17    $1.17    $1.17    $1.17    $1.12     $1.07    $1.00
Accumulation unit value at end of period          $1.21    $1.25    $1.21    $1.17    $1.17    $1.17    $1.17     $1.12    $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,648    1,509    1,294    1,196    1,221    1,040    1,450       805      125
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period    $1.26    $1.33    $1.21    $1.16    $0.99    $0.68    $0.83     $0.90    $1.00
Accumulation unit value at end of period          $0.76    $1.26    $1.33    $1.21    $1.16    $0.99    $0.68     $0.83    $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                        58       92      139      214      237      384      307        41        9
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 54  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.25    $1.18    $1.06    $1.02    $0.95    $0.79    $0.91     $0.99    $1.00
Accumulation unit value at end of period          $0.88    $1.25    $1.18    $1.06    $1.02    $0.95    $0.79     $0.91    $0.99
Number of accumulation units outstanding at
  end of period (000 omitted)                     2,686    3,084    3,544    4,274    4,536    4,842    5,138     5,343    2,012
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.24    $1.27    $1.05    $1.03    $0.94    $0.76    $1.01     $1.09    $1.00
Accumulation unit value at end of period          $0.80    $1.24    $1.27    $1.05    $1.03    $0.94    $0.76     $1.01    $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                       616      644      561      586      532      624      638       457      213
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.43    $1.41    $1.20    $1.16    $1.05    $0.84    $1.06     $1.13    $1.00
Accumulation unit value at end of period          $0.90    $1.43    $1.41    $1.20    $1.16    $1.05    $0.84     $1.06    $1.13
Number of accumulation units outstanding at
  end of period (000 omitted)                       823    1,148    1,387    1,578    1,938    1,984    2,083     2,040    1,204
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period    $1.14    $1.02    $0.86    $0.79    $0.73    $0.56    $0.74     $0.89    $1.00
Accumulation unit value at end of period          $0.64    $1.14    $1.02    $0.86    $0.79    $0.73    $0.56     $0.74    $0.89
Number of accumulation units outstanding at
  end of period (000 omitted)                       251      333      330      312      328      239      245       218      111
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period    $0.75    $0.74    $0.65    $0.67    $0.62    $0.51    $0.70     $0.87    $1.00
Accumulation unit value at end of period          $0.45    $0.75    $0.74    $0.65    $0.67    $0.62    $0.51     $0.70    $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                       169      172      305      613      587      486      519       321      266
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period    $0.75    $0.71    $0.70    $0.67    $0.66    $0.53    $0.74     $0.95    $1.00
Accumulation unit value at end of period          $0.46    $0.75    $0.71    $0.70    $0.67    $0.66    $0.53     $0.74    $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                     3,475    4,506    5,785    6,853    7,868    8,804    8,912    11,429    7,702
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period    $1.14    $1.10    $1.07    $1.05    $1.06    $1.06    $1.06     $1.04    $1.00
Accumulation unit value at end of period          $1.15    $1.14    $1.10    $1.07    $1.05    $1.06    $1.06     $1.06    $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,247      975      966    1,254    1,285    1,462    2,532     2,106      317
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were (0.42%) and (0.42%), respectively.
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period    $0.58    $0.51    $0.42    $0.40    $0.36    $0.25    $0.42     $0.56    $1.00
Accumulation unit value at end of period          $0.33    $0.58    $0.51    $0.42    $0.40    $0.36    $0.25     $0.42    $0.56
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,148    1,358    1,741    1,913    2,281    2,845    3,066     3,231    2,319
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period    $1.46    $1.39    $1.35    $1.34    $1.30    $1.22    $1.14     $1.08    $1.00
Accumulation unit value at end of period          $1.47    $1.46    $1.39    $1.35    $1.34    $1.30    $1.22     $1.14    $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                     1,799    2,363    1,377      939      985    1,052    1,227       934      408
--------------------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.69       63       60       56       54       42       57     $0.75       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.39       69       63       60       56       54       42     $0.57       75
Number of accumulation units outstanding at
  end of period (000 omitted)                       187      229      241      320      416      470      489       494      149
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period              $1.-     $1.-
                                                  $1.15       08       00       --       --       --       --        --       --
Accumulation unit value at end of period                    $1.-     $1.-
                                                  $0.79       15       08       --       --       --       --        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       204      254      304       --       --       --       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.72       68       63       62       59       48       68     $0.90       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.46       72       68       63       62       59       48     $0.68       90
Number of accumulation units outstanding at
  end of period (000 omitted)                        43       53       54       77      109      119      156       191       71
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $0.-
                                                  $1.48       41       26       06       06       86       95     $1.00       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-
                                                  $0.85       48       41       26       06       06       86     $0.95       --
Number of accumulation units outstanding at
  end of period (000 omitted)                         1       --        1        1        1        1       10         3       --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $0.-
                                                  $1.37       36       25       24       15       92       91     $1.00       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-
                                                  $1.01       37       36       25       24       15       92     $0.91       --
Number of accumulation units outstanding at
  end of period (000 omitted)                        19       22       22       22       22       26       13        13       --
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  55

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period              $2.-     $1.-     $1.-     $1.-     $0.-     $1.-
                                                  $2.28       01       82       57       28       94       06     $1.00       --
Accumulation unit value at end of period                    $2.-     $2.-     $1.-     $1.-     $1.-     $0.-
                                                  $1.35       28       01       82       57       28       94     $1.06       --
Number of accumulation units outstanding at                 2,5-     1,9-     1,3-     1,0-
  end of period (000 omitted)                     2,876       09       85       76       02      621       42         8       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period              $2.-     $2.-     $2.-     $1.-     $1.-     $1.-               $1.-
                                                  $2.24       88       43       18       68       26       25     $1.18       00
Accumulation unit value at end of period                    $2.-     $2.-     $2.-     $2.-     $1.-     $1.-               $1.-
                                                  $1.27       24       88       43       18       68       26     $1.25       18
Number of accumulation units outstanding at
  end of period (000 omitted)                       112      129      143      179      154       90       58        11        2
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $0.-               $1.-
                                                  $1.65       62       39       39       24       96       98     $0.99       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-               $0.-
                                                  $1.14       65       62       39       39       24       96     $0.98       99
Number of accumulation units outstanding at
  end of period (000 omitted)                       528      522      401      503      448      360      343       285      177
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $1.-
                                                  $1.48       54       34       25       03       79       00        --       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-
                                                  $0.98       48       54       34       25       03       79        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       253      389      446      450      471      247        4        --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.63       58       54       52       48       35       50     $0.60       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.36       63       58       54       52       48       35     $0.50       60
Number of accumulation units outstanding at                                   1,0-     1,2-
  end of period (000 omitted)                       554      790      901       89       47      982      331       348      258
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.78       75       51       38       25       02       17     $1.11       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.10       78       75       51       38       25       02     $1.17       11
Number of accumulation units outstanding at                 4,8-     5,9-     5,5-     5,4-     3,5-
  end of period (000 omitted)                     2,938       31       61       30       47       79      123        41        3
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period              $2.-     $2.-     $2.-     $1.-     $1.-     $1.-               $1.-
                                                  $2.94       89       53       28       84       46       56     $1.41       00
Accumulation unit value at end of period                    $2.-     $2.-     $2.-     $2.-     $1.-     $1.-               $1.-
                                                  $1.82       94       89       53       28       84       46     $1.56       41
Number of accumulation units outstanding at                 1,8-     1,6-
  end of period (000 omitted)                     1,775       85       05      937      431      147      125       110       37
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.99       02       92       88       78       61       79     $0.91       00
Accumulation unit value at end of period                    $0.-     $1.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.61       99       02       92       88       78       61     $0.79       91
Number of accumulation units outstanding at
  end of period (000 omitted)                        81      104      122      171      282      210      204       212      144
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.09       01       91       86       79       65       84     $1.02       00
Accumulation unit value at end of period                    $1.-     $1.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.72       09       01       91       86       79       65     $0.84       02
Number of accumulation units outstanding at
  end of period (000 omitted)                         9       10       44       49       54       60       68        87       57
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.53       22       94       82       64       48       63     $0.85       00
Accumulation unit value at end of period                    $1.-     $1.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.94       53       22       94       82       64       48     $0.63       85
Number of accumulation units outstanding at
  end of period (000 omitted)                       113      128      193      290      358      415      453       567      366
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $1.-
                                                  $1.70       63       41       26       07       77       00        --       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-
                                                  $1.00       70       63       41       26       07       77        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       645      737      429      462      327      229       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $1.-     $1.-
                                                  $1.45       34       27       26       19       03       00        --       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $1.-
                                                  $1.22       45       34       27       26       19       03        --       --
Number of accumulation units outstanding at                 9,3-     6,8-     5,2-     3,2-     1,8-
  end of period (000 omitted)                     8,108       14       83       02       48       19       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $0.-     $0.-     $1.-
                                                  $1.13       15       14       03       97       84       00        --       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $0.-     $0.-
                                                  $0.92       13       15       14       03       97       84        --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                       114      123      133      155      148      132       33        --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.01       95       76       68       60       47       59     $0.75       00
Accumulation unit value at end of period                    $1.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.56       01       95       76       68       60       47     $0.59       75
Number of accumulation units outstanding at                 1,6-     1,0-     1,0-     1,3-     1,0-
  end of period (000 omitted)                       934       57       26       24       60       54      666       730      499
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 56  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.59       57       55       50       43       33       48     $0.73       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.31       59       57       55       50       43       33     $0.48       73
Number of accumulation units outstanding at
  end of period (000 omitted)                       137      201      385      495      657      650      608       668      384
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $1.-
                                                  $1.45       55       31       26       07       79       00        --       --
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-
                                                  $0.98       45       55       31       26       07       79        --       --
Number of accumulation units outstanding at                 2,6-     2,7-     2,4-
  end of period (000 omitted)                     2,323       97       83       94      926       92       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $1.-               $1.-
                                                  $1.95       83       55       39       20       86       08     $1.08       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-               $1.-
                                                  $1.14       95       83       55       39       20       86     $1.08       08
Number of accumulation units outstanding at                 6,0-     4,9-     2,4-
  end of period (000 omitted)                     7,708       16       86       04      286      196       36        34        3
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.81       80       71       68       65       51       67     $0.83       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.46       81       80       71       68       65       51     $0.67       83
Number of accumulation units outstanding at                 3,9-     4,5-     4,6-     2,9-
  end of period (000 omitted)                     3,845       74       39       51       49      133       79       101       13
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $0.-               $1.-
                                                  $1.25       25       15       12       02       83       90     $0.88       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-               $0.-
                                                  $0.92       25       25       15       12       02       83     $0.90       88
Number of accumulation units outstanding at                 1,7-     2,3-     1,5-
  end of period (000 omitted)                     1,295       88       94       28      436      245      216       178       62
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.20       16       13       13       14       15       10     $1.05       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.15       20       16       13       13       14       15     $1.10       05
Number of accumulation units outstanding at                 1,6-     1,6-     1,4-     2,1-     1,9-     1,1-
  end of period (000 omitted)                     1,818       36       86       64       05       33       55       592      331
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.22       29       17       14       98       67       82     $0.90       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $0.-     $0.-               $0.-
                                                  $0.73       22       29       17       14       98       67     $0.82       90
Number of accumulation units outstanding at
  end of period (000 omitted)                        31       42       43       46       47       47       37        43       39
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.20       14       03       00       93       77       90     $0.98       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $0.-     $0.-               $0.-
                                                  $0.84       20       14       03       00       93       77     $0.90       98
Number of accumulation units outstanding at                                            1,4-     1,4-     1,5-               1,0-
  end of period (000 omitted)                       216      356      460      990       18       15       05     1,685       29
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $0.-     $0.-     $1.-               $1.-
                                                  $1.20       23       02       01       92       75       00     $1.09       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $0.-     $0.-               $1.-
                                                  $0.76       20       23       02       01       92       75     $1.00       09
Number of accumulation units outstanding at
  end of period (000 omitted)                       102      136      271      277      462      369      366       378      302
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $0.-     $1.-               $1.-
                                                  $1.38       36       17       13       03       83       05     $1.12       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $0.-               $1.-
                                                  $0.86       38       36       17       13       03       83     $1.05       12
Number of accumulation units outstanding at
  end of period (000 omitted)                       412      447      532      679      518      534      482       466      123
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period
                                                            $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $1.10       99       83       77       72       55       73     $0.89       00
Accumulation unit value at end of period                    $1.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.61       10       99       83       77       72       55     $0.73       89
Number of accumulation units outstanding at
  end of period (000 omitted)                        68       79       80       84      104       73       43         2       --
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.72       71       63       65       61       50       69     $0.87       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.43       72       71       63       65       61       50     $0.69       87
Number of accumulation units outstanding at
  end of period (000 omitted)                       103      149      151      157      164      148      160       172      117
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.73       69       68       66       65       52       74     $0.95       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.44       73       69       68       66       65       52     $0.74       95
Number of accumulation units outstanding at                 4,2-     4,8-     4,0-     2,0-     2,3-     2,4-               1,4-
  end of period (000 omitted)                     3,941       05       43       21       58       17       40     2,335       54
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.09       06       03       02       03       04       04     $1.02       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.10       09       06       03       02       03       04     $1.04       02
Number of accumulation units outstanding at                                                              1,1-
  end of period (000 omitted)                       164      340      586      318      383      894       93     1,236      668
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were (0.87%) and (0.87%), respectively.
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                               2008      2007     2006     2005     2004     2003     2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period              $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $1.-
                                                  $0.56       50       41       39       35       25       41     $0.56       00
Accumulation unit value at end of period                    $0.-     $0.-     $0.-     $0.-     $0.-     $0.-               $0.-
                                                  $0.32       56       50       41       39       35       25     $0.41       56
Number of accumulation units outstanding at
  end of period (000 omitted)                       278      331      341      374      654      660      655       712      393
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period              $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.39       33       30       30       27       19       12     $1.06       00
Accumulation unit value at end of period                    $1.-     $1.-     $1.-     $1.-     $1.-     $1.-               $1.-
                                                  $1.40       39       33       30       30       27       19     $1.12       06
Number of accumulation units outstanding at                 1,9-     3,1-     1,4-     1,1-     1,0-     1,0-
  end of period (000 omitted)                       951       42       08       02       15       12       04       997      793
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 58  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  59

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1 (800) 333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


44223 P (5/09)

PROSPECTUS


MAY 1, 2009


WELLS FARGO

ADVANTAGE(R) BUILDER VARIABLE ANNUITY

FOR CONTRACTS PURCHASED IN THE STATE OF OREGON THE NAME OF THE PRODUCT IS CHANGED TO: ADVANTAGE BUILDER VARIABLE ANNUITY.

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE(R) BUILDER VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds
- The Dreyfus Socially Responsible Growth Fund, Inc.
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust  (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)

- MFS(R) Variable Insurance Trust(SM)
- Oppenheimer Variable Account Funds
- Putnam Variable Trust - Class IB Shares

- RiverSource Variable Series Trust (RVST)

- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS



KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   21
CHARGES......................................   23
VALUING YOUR INVESTMENT......................   27
MAKING THE MOST OF YOUR CONTRACT.............   29
WITHDRAWALS..................................   34
TSA -- SPECIAL PROVISIONS....................   35
CHANGING OWNERSHIP...........................   35
BENEFITS IN CASE OF DEATH....................   36
OPTIONAL BENEFITS............................   39
THE ANNUITY PAYOUT PERIOD....................   47
TAXES........................................   49
VOTING RIGHTS................................   52
SUBSTITUTION OF INVESTMENTS..................   53
ABOUT THE SERVICE PROVIDERS..................   53
ADDITIONAL INFORMATION.......................   54
APPENDIX: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   56
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.....................   62






--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and any purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  3

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges.")


TAX-DEFERRED AND RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The Fixed
  Account -- One-Year Fixed Account")

We no longer offer new contracts. However, you have the option of making additional purchase payments. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")


WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  5

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
 6  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a six-year or eight-year withdrawal charge schedule at the time of application.


            SIX-YEAR SCHEDULE                          EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     8                     3                     8

         4                     6                     4                     8

         5                     4                     5                     8

         6                     2                     6                     6

         Thereafter            0                     7                     4

                                                     8                     2

                                                     Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.32% if the assumed investment rate is 3.5% and 6.82% if the assumed investment rate is 5%. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.07% if the assumed investment rate is 3.5% and 6.57% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

YOU CAN CHOOSE THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE AND THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.


                                                 VARIABLE ACCOUNT             TOTAL MORTALITY AND            TOTAL VARIABLE
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:        ADMINISTRATIVE CHARGE             EXPENSE RISK FEE            ACCOUNT EXPENSE

Standard Death Benefit                                 0.15%                          1.10%                       1.25%

Enhanced Death Benefit Rider                           0.15                           1.30                        1.45

SIX-YEAR WITHDRAWAL CHARGE SCHEDULE:

Standard Death Benefit                                 0.15                           1.35                        1.50

Enhanced Death Benefit Rider                           0.15                           1.55                        1.70




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  7

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $30


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE                0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE      0.40%*


(As a percentage of the contract value charged annually on the contract anniversary.)



GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                 0.70%* **


(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

   * This fee apples only if you elect this optional feature.
  ** For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB -- 0.30%.


--------------------------------------------------------------------------------
 8  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.72%                1.43%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Capital Appreciation Fund, Series I Shares              0.61%        --%    0.30%         0.01%          0.92%


AIM V.I. Core Equity Fund, Series I Shares                       0.61         --     0.29          0.01           0.91(1)


The Dreyfus Socially Responsible Growth Fund, Inc., Initial      0.75         --     0.10            --           0.85
Shares


Fidelity(R) VIP Dynamic Capital Appreciation Portfolio           0.56       0.25     0.31            --           1.12(2)
Service Class 2


Fidelity(R) VIP High Income Portfolio Service Class 2            0.57       0.25     0.14            --           0.96


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.30            --           1.35(3)
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.16          0.01           0.94(4)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.28          0.02           1.05(4)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.04            --           0.84


Goldman Sachs VIT Structured U.S. Equity                         0.65         --     0.07            --           0.72(5)
Fund - Institutional Shares


MFS(R) Investors Trust Series - Initial Class                    0.75         --     0.09            --           0.84


MFS(R) Utilities Series - Initial Class                          0.72         --     0.09            --           0.81


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.02            --           0.90


Oppenheimer Strategic Bond Fund/VA, Service Shares               0.55       0.25     0.04          0.01           0.85(6)


Putnam VT Global Health Care Fund - Class IB Shares              0.70       0.25     0.16          0.01           1.12
(previously Putnam VT Health Sciences Fund - Class IB
Shares)


Putnam VT International Equity Fund - Class IB Shares            0.75       0.25     0.12          0.01           1.13


Putnam VT Vista Fund - Class IB Shares                           0.65       0.25     0.15          0.01           1.06


RVST RiverSource Partners Variable Portfolio - Small Cap         0.95       0.13     0.19          0.05           1.32(7)
Value Fund


RVST RiverSource Variable Portfolio - Diversified Equity         0.59       0.13     0.14            --           0.86
Income Fund


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.15          0.02           0.74
(previously RVST RiverSource Variable Portfolio - Large Cap
Equity Fund)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.17            --           0.89


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.18            --           0.79
Government Fund


RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.62       0.13     0.31            --           1.06(7)
(previously RVST RiverSource Variable Portfolio - Small Cap
Advantage Fund)


Wells Fargo Advantage VT Asset Allocation Fund                   0.55       0.25     0.23          0.01           1.04(8)




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Wells Fargo Advantage VT C&B Large Cap Value Fund                0.55%      0.25%    0.37%           --%          1.17%(8)


Wells Fargo Advantage VT Equity Income Fund                      0.55       0.25     0.24            --           1.04(8)


Wells Fargo Advantage VT International Core Fund                 0.75       0.25     0.43            --           1.43(8)


Wells Fargo Advantage VT Large Company Core Fund                 0.55       0.25     0.41            --           1.21(8)


Wells Fargo Advantage VT Large Company Growth Fund               0.55       0.25     0.25            --           1.05(8)


Wells Fargo Advantage VT Money Market Fund                       0.30       0.25     0.28            --           0.83(8)


Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26            --           1.26(8)


Wells Fargo Advantage VT Total Return Bond Fund                  0.45       0.25     0.27          0.01           0.98(8)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.30%. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 0.90%.


 (2) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the Fund's manager at any time.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.03%.


 (4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.03% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.


 (6) The other expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2008, the transfer agent fees did not exceed this expense limitation. In addition, for Oppenheimer Strategic Bond Fund/VA, Service Shares, the Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82%.


 (7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     1.20% for RVST RiverSource Partners Variable Portfolio - Small Cap Value Fund and 1.12% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund.


 (8) The adviser has contractually agreed through April 30, 2010 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.



--------------------------------------------------------------------------------
 10  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select both the optional Enhanced Death Benefit and GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,171      $1,936      $2,731      $4,067           $371       $1,136      $1,931      $4,067

With a six-year
withdrawal charge
schedule              1,197       2,011       2,454       4,297            397        1,211       2,054       4,297






MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
With an eight-
year withdrawal
charge schedule      $1,004      $1,431      $1,883      $2,336           $204        $631       $1,083      $2,336
With a six-year
withdrawal charge
schedule              1,030       1,508       1,613       2,599            230         708        1,213       2,599






(1) In these examples, the $30 contract administrative charge is approximated as a .022% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our

--------------------------------------------------------------------------------
 12 WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS affiliates. (See "Revenue we receive from the funds may create potential conflicts of interest.") These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and withdrawing from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  13

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 14  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AIM V.I. Capital   Seeks growth of capital.                     Invesco Aim Advisors,
Appreciation                                                    Inc. adviser, advisory
Fund, Series I                                                  entities affiliated with
Shares                                                          Invesco Aim Advisors,
                                                                Inc., subadvisers.

                                                                On or about Aug. 1,
                                                                2009, the business of
                                                                Invesco Aim Advisors,
                                                                Inc. and Invesco Global
                                                                Asset Management, Inc.
                                                                will be combined into
                                                                Invesco Institutional,
                                                                which will be renamed
                                                                Invesco Advisers, Inc.
                                                                and will serve as the
                                                                Fund's investment
                                                                adviser.
----------------------------------------------------------------------------------------

AIM V.I. Core      Seeks growth of capital.                     Invesco Aim Advisors,
Equity Fund,                                                    Inc. adviser, advisory
Series I Shares                                                 entities affiliated with
                                                                Invesco Aim Advisors,
                                                                Inc., subadvisers.

                                                                On or about Aug. 1,
                                                                2009, the business of
                                                                Invesco Aim Advisors,
                                                                Inc. and Invesco Global
                                                                Asset Management, Inc.
                                                                will be combined into
                                                                Invesco Institutional,
                                                                which will be renamed
                                                                Invesco Advisers, Inc.
                                                                and will serve as the
                                                                Fund's investment
                                                                adviser.
----------------------------------------------------------------------------------------

The Dreyfus        Seeks capital growth, with current income    The Dreyfus Corporation
Socially           as a secondary goal.
Responsible
Growth Fund,
Inc., Initial
Shares
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks capital appreciation. Normally         Fidelity Management &
Dynamic Capital    invests primarily in common stocks of        Research Company (FMR),
Appreciation       domestic and foreign issuers. The Fund       investment manager; FMR
Portfolio Service  invests in either "growth" or "value"        U.K., FMR Far East,
Class 2            stocks or both.                              Fidelity Investments
                                                                Japan Limited (FIJ) and
                                                                FMR Co. Inc. (FMRC),
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks a high level of current income, while  Fidelity Management &
High Income        also considering growth of capital.          Research Company (FMR),
Portfolio Service  Normally invests primarily in income-        investment manager; FMR
Class 2            producing debt securities, preferred stocks  U.K., FMR Far East, sub-
                   and convertible securities, with an          advisers.
                   emphasis on lower-quality debt securities.
                   May invest in non-income producing
                   securities, including defaulted securities
                   and common stocks. Invests in companies in
                   troubled or uncertain financial condition.
                   The Fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR),
Service Class 2    Normally invests at least 80% of assets in   investment manager; FMR
                   securities of companies with medium market   U.K., FMR Far East, sub-
                   capitalizations. May invest in companies     advisers.
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks to maximize income while maintaining   Franklin Advisers, Inc.
Income Securities  prospects for capital appreciation.
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth.              Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Trust                                                           Management(R)
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Initial                                                Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Strategic Bond     principally derived from interest on debt
Fund/VA, Service   securities.
Shares
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC
Fund - Class IB
Shares
(previously
Putnam VT Health
Sciences
Fund - Class IB
Shares)
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Partners Variable                                               LLC, adviser; Barrow,
Portfolio - Small                                               Hanley, Mewhinney &
Cap Value Fund                                                  Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(previously RVST
RiverSource
Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio - Smal-                                               Capital Management LLC,
ler-Cap Value                                                   sub-adviser.
Fund (previously
RVST RiverSource
Variable
Portfolio - Small
Cap Advantage
Fund)
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Asset Allocation                                                adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks maximum long-term total return         Wells Fargo Funds
Advantage VT C&B   (current income and capital appreciation)    Management, LLC,
Large Cap Value    consistent with minimizing risk to           adviser; Cooke & Bieler,
Fund               principal.                                   L.P., sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Equity Income                                                   adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
International                                                   adviser; Wells Capital
Core Fund                                                       Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Large Company                                                   adviser; Matrix Asset
Core Fund                                                       Advisors, Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Large Company                                                   adviser; Peregrine
Growth Fund                                                     Capital Management,
                                                                Inc., sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Money Market Fund                                               adviser; Wells Capital
                                                                Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  17

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Total Return Bond                                               adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------




THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------
 18  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES

ASSUME:
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUME:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  19

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                    1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ------------  )(N/12)- 1  ]     = MVA
                                1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                        1.030
$1,000 X    [(   ------------------   )(84/12)- 1  ]     = -$39.84
                   1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                        1.030
$1,000 X    [(   ------------------   )(84/12)- 1  ]     = $27.61
                   1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% if the six-year withdrawal charge schedule applies and 8% if the eight-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT


You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account.


We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed

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 20  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified annuity or a nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the length of the withdrawal charge period (six or eight years)(1);

- the optional Benefit Protector(R) Death Benefit Rider(2);

- the optional Benefit Protector(R) Plus Death Benefit Rider(2);

- the optional Enhanced Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(1) The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through Ameriprise Financial Services, Inc.
(2) You may select one of the following: the EDB, the Benefit Protector(R) or the Benefit Protector(R) Plus. Riders may not be available in all states. The Benefit Protector(R) and the Benefit Protector(R) Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. For contracts issued in Oregon, purchase payments may not be made after the first contract anniversary.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  21

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

- FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

- FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to avoid IRS penalty taxes, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay the beneficiary's designated share when we receive their completed claim form. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim form. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


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 22  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your net current payment based on the following schedule:

IF TOTAL NET PAYMENTS* MADE DURING       THEN THE PURCHASE PAYMENT
THE LIFE OF THE CONTRACT EQUALS . . .    CREDIT PERCENTAGE EQUALS . . .
Less than $10,000                                       1%
$10,000 to less than 1 million                          2
$1 million to less than 5 million                       3
$5 million and over                                     4


*   Net payments equal total payments less total withdrawals.


If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. Some states limit the amount of the contract charge allocated to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  23

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.

                                                               EIGHT-YEAR WITHDRAWAL     SIX-YEAR WITHDRAWAL
                                                                  CHARGE SCHEDULE          CHARGE SCHEDULE
Standard death benefit                                                  1.10%                    1.35%
Enhanced death benefit rider                                            1.30                     1.55


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received less than six or eight years before the date of withdrawal. You select the withdrawal charge period at the time of your application for the contract. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the eight-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 4%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

  (a) is 10% of your prior anniversary's contract value, and

  (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.


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 24  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   ------------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:


           SIX-YEAR SCHEDULE*                          EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%
         2                     8                     2                     8
         3                     8                     3                     8
         4                     6                     4                     8
         5                     4                     5                     8
         6                     2                     6                     6
         Thereafter            0                     7                     4
                                                     8                     2
                                                     Thereafter            0


* The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through Ameriprise Financial Services, Inc.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.32% if the assumed investment rate is 3.5% and 6.82% if the assumed investment rate is 5%. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.07% if the assumed investment rate is 3.5% and 6.57% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with an eight-year withdrawal charge schedule with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary; and

  - $6,000 on the eighth contract anniversary; and


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  25

- You withdraw the contract for its total withdrawal value of $38,101 during the ninth contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE     EXPLANATION
  $    0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0     $10,000 initial purchase payment was received nine or more years before withdrawal and is withdrawn without withdrawal charge; and
     640     $8,000 purchase payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and
     480     $6,000 purchase payment is in its third year from receipt withdrawn with an
             8% withdrawal charge.
  ------
  $1,120


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

  (a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

  (b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria with a legible photocopy of the unemployment benefit payments meeting the above criteria with regard to dates.


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 26  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee (currently 0.70%)* based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."

* For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB -- 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed accounts;

- plus interest credited;


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  27

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:
- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.


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 28  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month...                               MONTH    INVESTED     UNIT VALUE     PURCHASED
                                                     Jan       $100           $20           5.00
                                                     Feb        100            18           5.56
you automatically buy                                Mar        100            17           5.88
more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment and any applicable purchase payment credits to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

                                               WE ALLOCATE YOUR NEW PURCHASE PAYMENT
IF YOUR NET CONTRACT VALUE(1) IS . . .    AND ANY APPLICABLE PURCHASE PAYMENT CREDIT TO:
            $10,000-$49,999                             Tier 1 DCA account
           $50,000 or more                             Tier 2 DCA account(2)


(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments and purchase payment credits to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccount you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  29

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. From time to time, we may credit interest to the Tiered DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.


We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.


If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the remainder of the term. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.


You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments and purchase payment credits that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.

The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through the periods of low levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


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 30  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and during the annuity payout period we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS

--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  31

WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automatic transfer program to exclude a restructured fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION

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 32  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  33

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance


MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.



Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


--------------------------------------------------------------------------------
 34  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.



In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.


The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2; or

  - you are disabled as defined in the Code; or

  - you severed employment with the employer who purchased the contract; or

  - the distribution is because of your death; or

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  35

BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT
The standard death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows LESS ANY PURCHASE PAYMENT CREDITS ADDED TO THE CONTRACT IN THE LAST 12 MONTHS:


If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:



1. total purchase payments and purchase payment credits applied to the contract minus adjusted partial withdrawals; or


2. contract value.


If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:



1. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;


2. contract value; or


3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.


                                                           PW X DB
STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                              CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:
- You purchase the contract with a payment of $20,000. We add a purchase payment credit of $400 to your contract.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


--------------------------------------------------------------------------------
 36  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

We calculate the standard death benefit as follows:
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                        $20,400.00
                                                                                     ----------
        minus the standard death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $20,400
        ----------------  =                                                           -1,390.91
             $22,000
                                                                                     ----------
        for a death benefit of:                                                      $19,009.09
        Contract value at death:                                                     $20,500.00
                                                                                     ----------
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
        MAV immediately preceding the date of death:                                 $24,000.00
        plus purchase payments and purchase payment credits since the prior
        anniversary:                                                                      +0.00
        minus the standard death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $24,000
        ----------------  =                                                           -1,636.36
             $22,000
                                                                                     ----------
        for a death benefit of:                                                      $22,363.64
                                                                                     ----------




  THE STANDARD DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES
  IS THE MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER
The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB Rider is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector or the Benefit Protector Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.


The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values, less any purchase payment credits added in the last 12 months, minus any applicable rider charges:


- the standard death benefit; or

- the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                              PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                  SV




PWT   =   the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.





--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  37

EXAMPLE
- You purchase the contract with a payment of $20,000 and we add a $400 purchase payment credit to your contract. You allocate $5,100 to the one-year fixed account and $15,300 to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.

The death benefit is calculated as follows:
The standard death benefit (which in this case is the MAV)
        MAV on the prior anniversary:                                                 $20,400.00
                                                                                      ----------
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                       +0.00
        minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:
        $1,500 x $20,400
        ----------------  =                                                            -1,585.49
             $19,300
                                                                                      ----------
        standard death benefit, which is the MAV:                                     $18,814.51
                                                                                      ----------
The 5% rising floor:
        The variable account floor the first contract anniversary, calculated as:
        1.05 x 15,300     =                                                           $16,065.00
        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $16,065
        ----------------  =                                                            -1,721.25
             $14,000
                                                                                      ----------
        variable account floor benefit:                                               $14,343.75
        plus the one-year fixed account value:                                         +5,300.00
                                                                                      ----------
        5% rising floor (value of the GPAs, the one-year fixed account and the
        variable account floor):                                                      $19,643.75
                                                                                      ----------




  EDB RIDER, CALCULATED AS THE GREATER OF THE STANDARD DEATH BENEFIT OR THE 5%
  RISING FLOOR:                                                       $19,643.75

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


--------------------------------------------------------------------------------
 38  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan greed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of the annuitant's death.

  Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))
The Benefit Protector is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your investment professional whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:

- the standard death benefit (see "Benefits in Case of Death"), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  39

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(R)
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

      the standard death benefit (contract value):                             $110,000
        plus the Benefit Protector(R) benefit which equals 40% of
        earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
        the standard death benefit (MAV):                                      $110,000
        plus the Benefit Protector(R) benefit which equals 40% of
        earnings at death:
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
        the standard death benefit (MAV adjusted for partial
      withdrawals):                                                             $57,619
        plus the Benefit Protector benefit(R) which equals 40% of
      earnings at death:
        0.40 x ($57,619 - $55,000) =                                             +1,048
                                                                               --------
      Total death benefit of:                                                   $58,667
-     On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.
-     On the ninth contract anniversary the contract value grows to a new high of $200,000.
      Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
        the standard death benefit (contract value):                           $200,000
        plus the Benefit Protector(R) benefit which equals 40% of
      earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
                                                                               --------
      Total death benefit of:                                                  $255,000


--------------------------------------------------------------------------------
 40  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

-     During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit
      Protector(R) value. The death benefit equals:
        the standard death benefit (contract value less any purchase payment
        credits added in the last 12 months):                                  $250,000
        plus the Benefit Protector(R) benefit which equals 40% of
      earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
                                                                               --------
      Total death benefit of:                                                  $305,000
-     During the eleventh contract year the contract value remains $251,000 and the "new"
      purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
        the standard death benefit (contract value):                           $251,000
        plus the Benefit Protector(R) benefit which equals 40% of
      earnings at death
        (the standard death benefit minus payments not previously
      withdrawn):
        0.40 x ($251,000 - $105,000) =                                          +58,400
                                                                               --------
      Total death benefit of:                                                  $309,400


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)
The Benefit Protector Plus is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector(R) Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to you contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  41

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE    70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                           0%                                           0%
Three and Four                       10                                         3.75
Five or more                         20                                          7.5


Another way to describe the benefits payable under the Benefit(R) Protector Plus rider is as follows (less any purchase payment credits added to the contract in the last 12 months):

- the standard death benefit (see "Benefits in Case of Death") PLUS

                  IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
One               Zero
Two               40% x earnings at death (see above)
Three & Four      40% x (earnings at death + 25% initial purchase payment*)
Five or more      40% x (earnings at death + 50% initial purchase payment*)
                  IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
One               Zero
Two               15% x earnings at death
Three & Four      15% x (earnings at death + 25% initial purchase payment*)
Five or more      15% x (earnings at death + 50% initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(R) PLUS:
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:

        the standard death benefit (contract value):                           $110,000
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
        the standard death benefit (MAV):                                      $110,000
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                           +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                         +10,000
                                                                               --------
      Total death benefit of:                                                  $124,000


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 42  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

-     During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, of $50,000 including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
        the standard death benefit (MAV adjusted for partial
        withdrawals):                                                           $57,619
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                             +1,048
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $55,000 =                           +5,500
                                                                               --------
      Total death benefit of:                                                   $64,167
-     On the third contract anniversary the contract value falls $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect
-     On the ninth contract anniversary the contract value grows to a new high of $200,000.
      Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
      Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
        the standard death benefit (contract value):                           $200,000
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $266,000
-     During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit
      Protector(R) Plus value. The death benefit equals:
        the standard death benefit (contract value less any purchase payment
        credits added in the last 12 months):                                  $250,000
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $316,000
-     During the eleventh contract year the contract value remains $251,000 and the "new"
      purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
        the standard death benefit (contract value):                           $251,000
        plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($251,000 - $105,000) =                                          +58,400
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $320,400


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  43

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years(1);

- the GMIB rider terminates(2) 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary(1);

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

(1) Unless the annuitant qualifies for a contingent event (see
    "Charges -- Contingent events").
(2) The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo Advantage VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB:
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and the guaranteed annuity rates as stated in Table B of the contract. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


--------------------------------------------------------------------------------
 44  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05




Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE:
If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

- subtract each payment and purchase payment credit from the 5% rising floor. We adjust the payments and purchase payment credits allocated to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credits allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT X CVG

--------
    ECV



      PMT = each purchase payment made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  45

For each payment and purchase payment credit, we calculate the 5% increase of payments and purchase payment credits allocated to the subaccounts as:

PMT X (1.05)(CY)



      CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $2,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                 GMIB
ANNIVERSARY                              CONTRACT VALUE          MAV          5% RISING FLOOR        BENEFIT BASE
1                                           $107,000          $107,000            $107,100
2                                            125,000           125,000             112,455
3                                            132,000           132,000             118,078
4                                            150,000           150,000             123,982
5                                             85,000           150,000             130,181
6                                            120,000           150,000             136,690
7                                            138,000           150,000             143,524
8                                            152,000           152,000             150,700
9                                            139,000           152,000             158,235
10                                           126,000           152,000             166,147             $166,147
11                                           138,000           152,000             174,455              174,455
12                                           147,000           152,000             183,177              183,177
13                                           163,000           163,000             192,336              192,336
14                                           159,000           163,000             201,953              201,953
15                                           215,000           215,000             212,051              215,000


NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                              MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                        GMIB               LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                    BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                      $166,147 (5% rising floor)        $  857.32           $  834.06               $686.19
15                                       215,000 (MAV)                     1,268.50            1,210.45                982.55




--------------------------------------------------------------------------------
 46  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                CONTRACT        LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  VALUE             NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                         $126,000            $  650.16            $  632.52               $520.38
15                                          215,000             1,268.50             1,210.45                982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

THE GMIB FEE: This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%. We calculate the fee as follows:

BB + AT - FAV



      BB = the GMIB benefit base.

      AT = adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:

PT X VAT

--------
    SVT




PT   = the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary
VAT  = variable account floor on the date of (but prior to) the transfer
SVT  = value of the subaccounts on the date of (but prior to) the transfer
FAV  = the value of the GPAs and the one-year fixed accounts.


The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a purchase payment credit of $2,000 to your contract. You allocate all of your payment and the purchase payment credit to the subaccounts.

- You make no transfers or partial withdrawals.

CONTRACT                              GMIB FEE             VALUE ON WHICH WE               GMIB FEE
ANNIVERSARY        CONTRACT VALUE    PERCENTAGE            BASE THE GMIB FEE            CHARGED TO YOU
                      $ 80,000          0.70%      5% rising floor = $102,000 x 1.05        $749.70
2                      150,000           0.70          Contract value = $150,000              1,050
3                      102,000           0.70                MAV = $150,000                   1,050


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any

--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS 47 applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.32% or 6.82% depending on the applicable assumed investment rate. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.07% or 6.57% depending on the applicable assumed

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  investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan
  E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


ANNUITY PAYOUTS: Generally, unlike withdrawals, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.



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If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of

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

distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  51

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.


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As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.0% of purchase payments on the contract as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making withdrawals from the contract (see "Expense Summary");



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

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:


- fees and expenses we collect from contract owners, including withdrawal charges; and


- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


--------------------------------------------------------------------------------
 54  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  55

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2008    2007    2006    2005    2004    2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (11/09/1999)
Accumulation unit value at beginning of period   $1.06   $0.96   $0.91   $0.85   $0.80   $0.63   $0.84   $1.11   $1.26   $1.00
Accumulation unit value at end of period         $0.60   $1.06   $0.96   $0.91   $0.85   $0.80   $0.63   $0.84   $1.11   $1.26
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,040   2,745   3,214   3,090   3,428   3,393   3,148   3,345   1,103      --

------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period   $1.16   $1.08   $1.00      --      --      --      --      --      --      --
Accumulation unit value at end of period         $0.80   $1.16   $1.08      --      --      --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,333   4,900   5,506      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period   $0.74   $0.70   $0.65   $0.63   $0.60   $0.48   $0.69   $0.90   $1.00      --
Accumulation unit value at end of period         $0.48   $0.74   $0.70   $0.65   $0.63   $0.60   $0.48   $0.69   $0.90      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      564     672     620     626     623     735     715   1,143     471      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period   $1.52   $1.44   $1.28   $1.07   $1.07   $0.87   $0.95   $1.00      --      --
Accumulation unit value at end of period         $0.88   $1.52   $1.44   $1.28   $1.07   $1.07   $0.87   $0.95      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      606     708     717     525     523     535     305     207      --      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period   $1.41   $1.39   $1.27   $1.26   $1.17   $0.93   $0.91   $1.00      --      --
Accumulation unit value at end of period         $1.04   $1.41   $1.39   $1.27   $1.26   $1.17   $0.93   $0.91      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      228     462     564     287     337     316     317     178      --      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period   $2.34   $2.06   $1.85   $1.59   $1.29   $0.95   $1.06   $1.00      --      --
Accumulation unit value at end of period         $1.40   $2.34   $2.06   $1.85   $1.59   $1.29   $0.95   $1.06      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    4,422   4,006   3,592   3,013   3,064   2,428   1,445     522      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period   $2.61   $3.34   $2.81   $2.50   $1.92   $1.43   $1.42   $1.34   $1.00      --
Accumulation unit value at end of period         $1.49   $2.61   $3.34   $2.81   $2.50   $1.92   $1.43   $1.42   $1.34      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      687     913     867     938     992   1,000   1,015     488     144      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period   $1.99   $1.94   $1.66   $1.66   $1.47   $1.13   $1.15   $1.16   $1.00      --
Accumulation unit value at end of period         $1.38   $1.99   $1.94   $1.66   $1.66   $1.47   $1.13   $1.15   $1.16      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,905   2,317   2,299   2,435   2,548   2,063   1,728   1,020     153      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/09/1999)
Accumulation unit value at beginning of period   $2.47   $2.57   $2.22   $2.07   $1.69   $1.30   $1.45   $1.29   $1.04   $1.00
Accumulation unit value at end of period         $1.64   $2.47   $2.57   $2.22   $2.07   $1.69   $1.30   $1.45   $1.29   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                      666     590     717     658     516     219      47       2      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/09/1999)
Accumulation unit value at beginning of period   $1.30   $1.18   $1.10   $1.06   $0.96   $0.71   $1.01   $1.21   $1.43   $1.00
Accumulation unit value at end of period         $0.74   $1.30   $1.18   $1.10   $1.06   $0.96   $0.71   $1.01   $1.21   $1.43
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,121   3,777   4,295   4,737   5,177   4,918   4,574   2,844     855      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period   $1.94   $1.90   $1.63   $1.49   $1.34   $1.08   $1.24   $1.18   $1.00      --
Accumulation unit value at end of period         $1.21   $1.94   $1.90   $1.63   $1.49   $1.34   $1.08   $1.24   $1.18      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,976   2,440   2,476   2,267   2,400   2,050   1,377     646      36      --
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period   $3.03   $2.97   $2.59   $2.33   $1.87   $1.48   $1.57   $1.42   $1.00      --
Accumulation unit value at end of period         $1.88   $3.03   $2.97   $2.59   $2.33   $1.87   $1.48   $1.57   $1.42      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,777   2,090   1,873   1,361   1,409   1,449   1,458   1,091     414      --
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 56  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2008    2007    2006    2005    2004    2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period   $1.02   $1.05   $0.94   $0.89   $0.79   $0.62   $0.80   $0.92   $1.00      --
Accumulation unit value at end of period         $0.63   $1.02   $1.05   $0.94   $0.89   $0.79   $0.62   $0.80   $0.92      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,915   2,395   2,494   2,681   2,371   2,072   2,038   2,083   1,204      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (11/09/1999)
Accumulation unit value at beginning of period   $1.15   $1.05   $0.94   $0.89   $0.81   $0.67   $0.86   $1.04   $1.05   $1.00
Accumulation unit value at end of period         $0.76   $1.15   $1.05   $0.94   $0.89   $0.81   $0.67   $0.86   $1.04   $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,180   1,240   1,379   1,483   1,582   1,661   1,578   1,377     295      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (11/09/1999)
Accumulation unit value at beginning of period   $2.24   $1.77   $1.37   $1.19   $0.92   $0.69   $0.90   $1.20   $1.14   $1.00
Accumulation unit value at end of period         $1.38   $2.24   $1.77   $1.37   $1.19   $0.92   $0.69   $0.90   $1.20   $1.14
Number of accumulation units outstanding at
  end of period (000 omitted)                      878     964   1,159   1,267   1,336   1,393   1,631   1,999   1,109      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period   $1.75   $1.67   $1.44   $1.28   $1.09   $0.77   $1.00      --      --      --
Accumulation unit value at end of period         $1.03   $1.75   $1.67   $1.44   $1.28   $1.09   $0.77      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,733   2,215   2,059   1,904   1,729     788     190      --      --      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period   $1.48   $1.37   $1.29   $1.28   $1.19   $1.03   $1.00      --      --      --
Accumulation unit value at end of period         $1.25   $1.48   $1.37   $1.29   $1.28   $1.19   $1.03      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    6,743   6,680   3,247   1,889   1,541   1,060     212      --      --      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES
  FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $1.15   $1.18   $1.16   $1.04   $0.98   $0.84   $1.00      --      --      --
Accumulation unit value at end of period         $0.95   $1.15   $1.18   $1.16   $1.04   $0.98   $0.84      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      203     202     243     213     209      86      52      --      --      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/09/1999)
Accumulation unit value at beginning of period   $1.59   $1.49   $1.18   $1.07   $0.93   $0.73   $0.90   $1.15   $1.29   $1.00
Accumulation unit value at end of period         $0.88   $1.59   $1.49   $1.18   $1.07   $0.93   $0.73   $0.90   $1.15   $1.29
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,548   4,302   4,374   4,450   4,648   4,797   4,994   4,731   2,474      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/09/1999)
Accumulation unit value at beginning of period   $1.01   $0.98   $0.95   $0.85   $0.73   $0.55   $0.81   $1.23   $1.30   $1.00
Accumulation unit value at end of period         $0.54   $1.01   $0.98   $0.95   $0.85   $0.73   $0.55   $0.81   $1.23   $1.30
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,268   1,835   2,039   2,480   2,708   3,087   3,317   4,035   1,798      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period   $1.49   $1.58   $1.33   $1.28   $1.08   $0.79   $1.00      --      --      --
Accumulation unit value at end of period         $1.00   $1.49   $1.58   $1.33   $1.28   $1.08   $0.79      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      613     639     446     296     274     180      28      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/09/1999)
Accumulation unit value at beginning of period   $1.85   $1.74   $1.47   $1.31   $1.12   $0.81   $1.01   $1.00   $1.02   $1.00
Accumulation unit value at end of period         $1.09   $1.85   $1.74   $1.47   $1.31   $1.12   $0.81   $1.01   $1.00   $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                    7,188   4,908   3,199   1,284   1,141     861     536     342     244      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE
  PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period   $0.84   $0.82   $0.72   $0.69   $0.66   $0.52   $0.67   $0.83   $1.00      --
Accumulation unit value at end of period         $0.48   $0.84   $0.82   $0.72   $0.69   $0.66   $0.52   $0.67   $0.83      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,503   4,303   4,701   1,109   1,250     172     141     217     104      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/09/1999)
Accumulation unit value at beginning of period   $1.36   $1.35   $1.23   $1.20   $1.09   $0.88   $0.96   $0.92   $1.03   $1.00
Accumulation unit value at end of period         $1.00   $1.36   $1.35   $1.23   $1.20   $1.09   $0.88   $0.96   $0.92   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                      944   1,284   1,320   1,059   1,262   1,212   1,027     821     278      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period   $1.25   $1.20   $1.17   $1.17   $1.17   $1.17   $1.12   $1.06   $1.00      --
Accumulation unit value at end of period         $1.20   $1.25   $1.20   $1.17   $1.17   $1.17   $1.17   $1.12   $1.06      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,351   1,441   1,522   1,654   2,036   2,508   2,657     859     183      --
------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (11/09/1999)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period   $1.60   $1.69   $1.53   $1.48   $1.26   $0.87   $1.06   $1.14   $1.11   $1.00
Accumulation unit value at end of period         $0.97   $1.60   $1.69   $1.53   $1.48   $1.26   $0.87   $1.06   $1.14   $1.11
Number of accumulation units outstanding at
  end of period (000 omitted)                      278     307     338     394     445     419     366     276      85      --
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2008    2007    2006    2005    2004    2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period   $1.25   $1.17   $1.06   $1.02   $0.95   $0.79   $0.91   $0.99   $1.00      --
Accumulation unit value at end of period         $0.87   $1.25   $1.17   $1.06   $1.02   $0.95   $0.79   $0.91   $0.99      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,242   5,032   5,760   6,499   7,105   7,439   7,879   6,593   3,351      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period   $1.24   $1.27   $1.05   $1.03   $0.94   $0.76   $1.01   $1.09   $1.00      --
Accumulation unit value at end of period         $0.79   $1.24   $1.27   $1.05   $1.03   $0.94   $0.76   $1.01   $1.09      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,153   1,221   1,209   1,034   1,053     969     993     569      36      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period   $1.43   $1.40   $1.20   $1.15   $1.05   $0.84   $1.06   $1.13   $1.00      --
Accumulation unit value at end of period         $0.89   $1.43   $1.40   $1.20   $1.15   $1.05   $0.84   $1.06   $1.13      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,018   2,351   2,619   3,000   3,241   3,433   3,711   2,814     765      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period   $1.14   $1.02   $0.86   $0.79   $0.73   $0.56   $0.74   $0.89   $1.00      --
Accumulation unit value at end of period         $0.63   $1.14   $1.02   $0.86   $0.79   $0.73   $0.56   $0.74   $0.89      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      580     748     804     934     868     757     570     561      88      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period   $0.74   $0.73   $0.64   $0.67   $0.62   $0.51   $0.70   $0.87   $1.00      --
Accumulation unit value at end of period         $0.44   $0.74   $0.73   $0.64   $0.67   $0.62   $0.51   $0.70   $0.87      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      385     455     805     645     687     856     870     908     340      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period   $0.75   $0.71   $0.70   $0.67   $0.66   $0.53   $0.74   $0.95   $1.00      --
Accumulation unit value at end of period         $0.45   $0.75   $0.71   $0.70   $0.67   $0.66   $0.53   $0.74   $0.95      --
Number of accumulation units outstanding at                              10,4-   11,4-   11,8-   12,5-   12,0-
  end of period (000 omitted)                    5,319   7,942   8,900      33      14      37      45      15   5,711      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period   $1.14   $1.10   $1.06   $1.05   $1.06   $1.06   $1.06   $1.04   $1.00      --
Accumulation unit value at end of period         $1.15   $1.14   $1.10   $1.06   $1.05   $1.06   $1.06   $1.06   $1.04      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,475   3,340   1,994   1,196   1,509   2,790   3,356   4,984   1,717      --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were (0.44%) and
  (0.44%), respectively.

------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period   $0.57   $0.51   $0.42   $0.40   $0.36   $0.25   $0.42   $0.56   $1.00      --
Accumulation unit value at end of period         $0.33   $0.57   $0.51   $0.42   $0.40   $0.36   $0.25   $0.42   $0.56      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,943   2,408   2,832   2,904   3,073   3,239   3,394   4,983   2,024      --
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period   $1.45   $1.38   $1.35   $1.34   $1.30   $1.21   $1.14   $1.08   $1.00      --
Accumulation unit value at end of period         $1.47   $1.45   $1.38   $1.35   $1.34   $1.30   $1.21   $1.14   $1.08      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,735   3,664   2,453   1,892   2,017   2,160   2,275   1,545     660      --
------------------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period     $0.69    $0.63    $0.60    $0.56    $0.54    $0.42    $0.57    $0.75    $1.00
Accumulation unit value at end of period           $0.39    $0.69    $0.63    $0.60    $0.56    $0.54    $0.42    $0.57    $0.75
Number of accumulation units outstanding at end
  of period (000 omitted)                            331      415      423      483      662      647      503      517      208
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period     $1.15    $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period           $0.79    $1.15    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            358      424      575       --       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period     $0.72    $0.68    $0.63    $0.62    $0.59    $0.48    $0.68    $0.90    $1.00
Accumulation unit value at end of period           $0.46    $0.72    $0.68    $0.63    $0.62    $0.59    $0.48    $0.68    $0.90
Number of accumulation units outstanding at end
  of period (000 omitted)                            265      305      318      237      244      135       71      384      364
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period     $1.47    $1.40    $1.25    $1.05    $1.06    $0.86    $0.95    $1.00       --
Accumulation unit value at end of period           $0.85    $1.47    $1.40    $1.25    $1.05    $1.06    $0.86    $0.95       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             72       79       90       82       92       19       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period     $1.37    $1.36    $1.25    $1.24    $1.15    $0.92    $0.91    $1.00       --
Accumulation unit value at end of period           $1.01    $1.37    $1.36    $1.25    $1.24    $1.15    $0.92    $0.91       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            127      159      157      123      186      155       59       43       --
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 58  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period     $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period           $1.35    $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06       --
Number of accumulation units outstanding at end    18,3-    11,0-
  of period (000 omitted)                             30       91    7,570    3,100    1,208      722      290       13       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $2.23    $2.87    $2.42    $2.17    $1.68    $1.26    $1.25    $1.18    $1.00
Accumulation unit value at end of period           $1.27    $2.23    $2.87    $2.42    $2.17    $1.68    $1.26    $1.25    $1.18
Number of accumulation units outstanding at end
  of period (000 omitted)                            854    1,179      527      512      421      292      334      125        6
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period           $1.14    $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,501    3,051    2,743    2,554    2,119    1,118      777      413      157
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period     $1.63    $1.70    $1.48    $1.38    $1.14    $0.88    $1.00       --       --
Accumulation unit value at end of period           $1.08    $1.63    $1.70    $1.48    $1.38    $1.14    $0.88       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            231      311      300      281      284       75       11       --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $0.63    $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60    $1.00
Accumulation unit value at end of period           $0.36    $0.63    $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,058    1,427    1,612    1,719    1,992    1,273    1,008      617      120
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $1.78    $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11    $1.00
Accumulation unit value at end of period           $1.10    $1.78    $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,878    2,787    9,197    2,844    3,112      870      324       24        6
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period     $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period           $1.81    $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end    11,9-    11,6-
  of period (000 omitted)                             67       38    9,377    4,128    1,284      550      386      321       60
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period     $0.98    $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91    $1.00
Accumulation unit value at end of period           $0.61    $0.98    $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91
Number of accumulation units outstanding at end
  of period (000 omitted)                            492      587      636      956      816      519      391      286      102
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period     $1.09    $1.01    $0.91    $0.86    $0.78    $0.65    $0.84    $1.02    $1.00
Accumulation unit value at end of period           $0.72    $1.09    $1.01    $0.91    $0.86    $0.78    $0.65    $0.84    $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                            384      402      403      451      539      354      166      151       15
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period     $1.53    $1.21    $0.94    $0.82    $0.64    $0.48    $0.63    $0.85    $1.00
Accumulation unit value at end of period           $0.93    $1.53    $1.21    $0.94    $0.82    $0.64    $0.48    $0.63    $0.85
Number of accumulation units outstanding at end
  of period (000 omitted)                            283      580      675      770      912      684      721      713      171
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period     $1.71    $1.64    $1.42    $1.27    $1.08    $0.77    $1.00       --       --
Accumulation unit value at end of period           $1.00    $1.71    $1.64    $1.42    $1.27    $1.08    $0.77       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            612      831      683      680      562      136       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period     $1.44    $1.34    $1.27    $1.26    $1.18    $1.03    $1.00       --       --
Accumulation unit value at end of period           $1.21    $1.44    $1.34    $1.27    $1.26    $1.18    $1.03       --       --
Number of accumulation units outstanding at end    47,8-    44,4-    21,4-
  of period (000 omitted)                             06       74       66    9,445    2,076      137        5       --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period     $1.13    $1.15    $1.14    $1.02    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period           $0.92    $1.13    $1.15    $1.14    $1.02    $0.97    $0.84       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            123      136      162      175      177      188       73       --       --
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period     $1.01    $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75    $1.00
Accumulation unit value at end of period           $0.56    $1.01    $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,134    1,511    1,624    1,716    1,786    1,760    1,350    1,244      708
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period     $0.58    $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73    $1.00
Accumulation unit value at end of period           $0.31    $0.58    $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73
Number of accumulation units outstanding at end
  of period (000 omitted)                            550      632      916    1,031    1,143    1,270    1,246    1,676      814
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period           $0.98    $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end    11,3-    11,9-    10,0-
  of period (000 omitted)                             64       00       97    9,125    1,935       72       20       --       --
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period           $1.13    $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end    55,4-    35,3-    27,6-
  of period (000 omitted)                             14       71       24    9,764      608      392      325      144       40
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period     $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period           $0.46    $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end    14,0-    14,4-    15,8-    17,5-
  of period (000 omitted)                             85       09       07       84    7,616       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.25    $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87    $1.00
Accumulation unit value at end of period           $0.92    $1.25    $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87
Number of accumulation units outstanding at end
  of period (000 omitted)                          5,601    6,703    8,935    4,144      855      325       80       90        8
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05    $1.00
Accumulation unit value at end of period           $1.14    $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05
Number of accumulation units outstanding at end
  of period (000 omitted)                          7,345    6,207    5,084    3,085    1,544    1,019      864      413       65
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period     $1.21    $1.29    $1.17    $1.14    $0.97    $0.67    $0.82    $0.89    $1.00
Accumulation unit value at end of period           $0.73    $1.21    $1.29    $1.17    $1.14    $0.97    $0.67    $0.82    $0.89
Number of accumulation units outstanding at end
  of period (000 omitted)                             69      330      434      444      441      399       78       79       39
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.20    $1.13    $1.03    $0.99    $0.92    $0.77    $0.90    $0.98    $1.00
Accumulation unit value at end of period           $0.83    $1.20    $1.13    $1.03    $0.99    $0.92    $0.77    $0.90    $0.98
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,078    1,784    2,517    2,665    2,740    2,853    2,230    1,777      480
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.19    $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09    $1.00
Accumulation unit value at end of period           $0.76    $1.19    $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,280    1,729      474      469      450      467      336      307      136
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.37    $1.36    $1.17    $1.12    $1.03    $0.83    $1.05    $1.12    $1.00
Accumulation unit value at end of period           $0.86    $1.37    $1.36    $1.17    $1.12    $1.03    $0.83    $1.05    $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,427    1,795    1,983    2,255    1,615    1,429      993      522      104
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period     $1.10    $0.99    $0.83    $0.77    $0.72    $0.56    $0.73    $0.89    $1.00
Accumulation unit value at end of period           $0.61    $1.10    $0.99    $0.83    $0.77    $0.72    $0.56    $0.73    $0.89
Number of accumulation units outstanding at end
  of period (000 omitted)                            269      359      497      418      449      305      140       62        6
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.72    $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87    $1.00
Accumulation unit value at end of period           $0.43    $0.72    $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87
Number of accumulation units outstanding at end
  of period (000 omitted)                             49       66      121      140      186      230      152       95       42
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.73    $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95    $1.00
Accumulation unit value at end of period           $0.44    $0.73    $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95
Number of accumulation units outstanding at end    10,0-    10,8-    11,8-    10,0-
  of period (000 omitted)                             07       13       71       19    5,214    4,072    3,190    2,622    1,011
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period     $1.09    $1.05    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02    $1.00
Accumulation unit value at end of period           $1.09    $1.09    $1.05    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,213    1,058    1,196      998      826    1,085    1,248    1,117      404
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2008 were (0.90%) and (0.89%), respectively.

--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 60  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period     $0.55    $0.49    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56    $1.00
Accumulation unit value at end of period           $0.32    $0.55    $0.49    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56
Number of accumulation units outstanding at end
  of period (000 omitted)                            755      924    1,086    1,314    1,371    1,396      976      911      445
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.38    $1.33    $1.30    $1.30    $1.26    $1.18    $1.12    $1.06    $1.00
Accumulation unit value at end of period           $1.39    $1.38    $1.33    $1.30    $1.30    $1.26    $1.18    $1.12    $1.06
Number of accumulation units outstanding at end    11,1-    16,4-    11,6-
  of period (000 omitted)                             76       65       34    3,551      990      627      579      548       68
--------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  61

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  67

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1 (800) 333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


44224 P (5/09)

PROSPECTUS


MAY 1, 2009


RIVERSOURCE(R)

SIGNATURE ONE VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) SIGNATURE ONE VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds

- AllianceBernstein Variable Products Series Fund, Inc.

- Credit Suisse Trust

- Fidelity(R) Variable Insurance Products - Service Class

- Franklin(R) Templeton(R) Variable Insurance Products Trust
    (FT VIPT) - Class 2

- Goldman Sachs Variable Insurance Trust (VIT)

- Janus Aspen Series: Service Shares

- J.P. Morgan Series Trust II

- Lazard Retirement Series, Inc.

- Lincoln Variable Insurance Product Trust (LVIP)

- MFS(R) Variable Insurance Trust(SM)


- RiverSource Variable Series Trust (RVST)


- Royce Capital Fund

- Third Avenue Variable Series Trust

- Wanger Advisors Trust

- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS




KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   20
CHARGES......................................   23
VALUING YOUR INVESTMENT......................   28
MAKING THE MOST OF YOUR CONTRACT.............   29
WITHDRAWALS..................................   33
TSA -- SPECIAL PROVISIONS....................   34
CHANGING OWNERSHIP...........................   34
BENEFITS IN CASE OF DEATH....................   35
OPTIONAL BENEFITS............................   39
THE ANNUITY PAYOUT PERIOD....................   48
TAXES........................................   50
VOTING RIGHTS................................   53
SUBSTITUTION OF INVESTMENTS..................   54
ABOUT THE SERVICE PROVIDERS..................   54
ADDITIONAL INFORMATION.......................   55
APPENDIX A: 8% PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL................   57
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   59
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   66






--------------------------------------------------------------------------------
 2  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction, the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and any purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  3

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

We no longer offer new contracts. However, you have the option of making additional purchase payments. (See "Buying Your Contract")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")


WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  5

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
 6  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)


                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%

                              2                                                               8

                              3                                                               8

                              4                                                               8

                              5                                                               7

                              6                                                               6

                              7                                                               6

                              8                                                               4

                              9                                                               2

                              Thereafter                                                      0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.36% if the assumed investment rate is 3.5% and 6.86% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

YOU CAN CHOOSE THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                      MAXIMUM ANNIVERSARY VALUE             RETURN OF PURCHASE
                                                      OR ENHANCED DEATH BENEFIT           PAYMENTS DEATH BENEFIT
VARIABLE ACCOUNT ADMINISTRATIVE CHARGE                           0.15%                             0.15%
MORTALITY AND EXPENSE RISK FEE                                   1.45                              1.35
TOTAL ANNUAL VARIABLE ACCOUNT EXPENSES                           1.60%                             1.50%


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE:                                              $40


(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)



GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                0.35%*


(As a percentage of an adjusted contract value charged annually on the contract anniversary.)



8% PERFORMANCE CREDIT RIDER (PCR) FEE                                             0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE               0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE     0.40%*


(As a percentage of the contract value charged annually on the contract anniversary.)

*   This fee apples only if you elect this optional feature.


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  7

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.62%                4.88%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                   ACQUIRED FUND   GROSS TOTAL
                                                   MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                      FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Capital Appreciation Fund, Series I          0.61%        --%    0.30%         0.01%          0.92%
Shares


AIM V.I. Capital Development Fund, Series I           0.75         --     0.36          0.01           1.12(1)
Shares


AIM V.I. Core Equity Fund, Series I Shares            0.61         --     0.29          0.01           0.91(1)


AllianceBernstein VPS Global Technology               0.75       0.25     0.18            --           1.18
Portfolio (Class B)


AllianceBernstein VPS Intermediate Bond               0.45       0.25     0.19            --           0.89
Portfolio (Class B)


AllianceBernstein VPS Large Cap Growth Portfolio      0.75       0.25     0.09            --           1.09
(Class B)


Credit Suisse Trust - U.S. Equity Flex III            0.70         --     0.75            --           1.45(2)
Portfolio
(previously Credit Suisse Trust - Mid-Cap Core
Portfolio)


Fidelity(R) VIP Growth & Income Portfolio             0.46       0.10     0.13            --           0.69
Service Class


Fidelity(R) VIP Mid Cap Portfolio Service Class       0.56       0.10     0.12            --           0.78


Fidelity(R) VIP Overseas Portfolio Service Class      0.71       0.10     0.16            --           0.97


FTVIPT Franklin Global Real Estate Securities         0.80       0.25     0.30            --           1.35(3)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2        0.60       0.25     0.13            --           0.98


FTVIPT Templeton Foreign Securities Fund - Class      0.64       0.25     0.15          0.02           1.06(4)
2


Goldman Sachs VIT Capital Growth                      0.75         --     0.06            --           0.81
Fund - Institutional Shares


Goldman Sachs VIT Strategic International Equity      1.00         --     0.12            --           1.12
Fund - Institutional Shares


Goldman Sachs VIT Structured U.S. Equity              0.65         --     0.07            --           0.72(5)
Fund - Institutional Shares


Janus Aspen Series Enterprise Portfolio: Service      0.64       0.25     0.03            --           0.92
Shares
(previously Janus Aspen Series Mid Cap Growth
Portfolio: Service Shares)


Janus Aspen Series Global Technology Portfolio:       0.64       0.25     0.22            --           1.11
Service Shares


Janus Aspen Series Janus Portfolio: Service           0.64       0.25     0.02          0.01           0.92
Shares
(previously Janus Aspen Series Large Cap Growth
Portfolio: Service Shares)


Janus Aspen Series Overseas Portfolio: Service        0.64       0.25     0.05            --           0.94
Shares
(previously Janus Aspen Series International
Growth Portfolio: Service Shares)


JPMorgan Insurance Trust U.S. Equity                  0.55         --     0.23            --           0.78
Portfolio - Class 1 Shares
(previously JPMorgan U.S. Large Cap Core Equity
Portfolio)


Lazard Retirement International Equity                0.75       0.25     0.17            --           1.17
Portfolio - Service Shares


Lazard Retirement U.S. Strategic Equity               0.75       0.25     3.88            --           4.88(6)
Portfolio - Service Shares


LVIP Baron Growth Opportunities Fund - Service        1.00       0.25     0.09            --           1.34(7)
Class


MFS(R) New Discovery Series - Initial Class           0.90         --     0.11            --           1.01




--------------------------------------------------------------------------------
 8  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                   ACQUIRED FUND   GROSS TOTAL
                                                   MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                      FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

MFS(R) Research Series - Initial Class                0.75%        --%    0.13%           --%          0.88%


MFS(R) Utilities Series - Initial Class               0.72         --     0.09            --           0.81


Royce Capital Fund - Micro-Cap Portfolio,             1.25         --     0.07            --           1.32
Investment Class


Royce Capital Fund - Small-Cap Portfolio,             1.00         --     0.07            --           1.07
Investment Class


RVST RiverSource Variable Portfolio - Balanced        0.42       0.13     0.16            --           0.71
Fund


RVST RiverSource Variable Portfolio - Cash            0.32       0.13     0.17            --           0.62
Management Fund


RVST RiverSource Variable                             0.44       0.13     0.15            --           0.72
Portfolio - Diversified Bond Fund


RVST RiverSource Variable                             0.59       0.13     0.14            --           0.86
Portfolio - Diversified Equity Income Fund


RVST RiverSource Variable Portfolio - Dynamic         0.44       0.13     0.15          0.02           0.74
Equity Fund
(previously RVST RiverSource Variable
Portfolio - Large Cap Equity Fund)


RVST RiverSource Variable Portfolio - High Yield      0.59       0.13     0.17            --           0.89
Bond Fund


RVST RiverSource Variable Portfolio - Short           0.48       0.13     0.18            --           0.79
Duration U.S. Government Fund


RVST Seligman Variable Portfolio - Growth Fund        0.45       0.13     0.17          0.04           0.79
(previously RVST RiverSource Variable
Portfolio - Growth Fund)


RVST Seligman Variable Portfolio - Smaller-Cap        0.62       0.13     0.31            --           1.06(8)
Value Fund
(previously RVST RiverSource Variable
Portfolio - Small Cap Advantage Fund)


Third Avenue Value Portfolio                          0.90         --     0.34            --           1.24


Wanger International                                  0.84         --     0.18            --           1.02


Wanger USA                                            0.85         --     0.11            --           0.96


Wells Fargo Advantage VT Equity Income Fund           0.55       0.25     0.24            --           1.04(9)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.30%. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 1.11% for AIM V.I. Capital Development Fund, Series I Shares and 0.90% for AIM V.I. Core Equity Fund, Series I Shares.


 (2) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 1.34%.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.03%.


 (4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 1.04%.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.




 (6) The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through Dec. 31, 2009. After fee waivers and expense reimbursements, net expenses would be 1.25%.


 (7) Lincoln Investment Advisors Corporation has contractually agreed to reimburse the Fund to the extent that the Fund's total annual operating expenses exceed 1.29% of average daily net assets. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.


 (8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.12%.


 (9) The adviser has contractually agreed through April 30, 2010 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. After fee waivers and expense reimbursements, net expenses would be 1.00%.



--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  9

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. It assumes that you select the Maximum Anniversary Value death benefit, the GMIB and Benefit Protector(R) Plus options. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                     $1,544      $2,979      $4,245      $6,677           $744       $2,179      $3,545      $6,677





MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. It assumes that you select the Return of Purchase Payments death benefit and you do not select any optional riders. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                     $1,021      $1,481      $1,867      $2,506           $221        $681       $1,167      $2,506






(1) In these examples, the $40 contract administrative charge is approximated as a .033% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



--------------------------------------------------------------------------------
 10  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 11 expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and withdrawing from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
 12  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AIM V.I. Capital   Seeks growth of capital.                     Invesco Aim Advisors,
Appreciation                                                    Inc. adviser, advisory
Fund, Series I                                                  entities affiliated with
Shares                                                          Invesco Aim Advisors,
                                                                Inc., subadvisers.

                                                                On or about Aug. 1,
                                                                2009, the business of
                                                                Invesco Aim Advisors,
                                                                Inc. and Invesco Global
                                                                Asset Management, Inc.
                                                                will be combined into
                                                                Invesco Institutional,
                                                                which will be renamed
                                                                Invesco Advisers, Inc.
                                                                and will serve as the
                                                                Fund's investment
                                                                adviser.
----------------------------------------------------------------------------------------

AIM V.I. Capital   Seeks long-term growth of capital.           Invesco Aim Advisors,
Development Fund,                                               Inc. adviser, advisory
Series I Shares                                                 entities affiliated with
                                                                Invesco Aim Advisors,
                                                                Inc., subadvisers.

                                                                On or about Aug. 1,
                                                                2009, the business of
                                                                Invesco Aim Advisors,
                                                                Inc. and Invesco Global
                                                                Asset Management, Inc.
                                                                will be combined into
                                                                Invesco Institutional,
                                                                which will be renamed
                                                                Invesco Advisers, Inc.
                                                                and will serve as the
                                                                Fund's investment
                                                                adviser.
----------------------------------------------------------------------------------------

AIM V.I. Core      Seeks growth of capital.                     Invesco Aim Advisors,
Equity Fund,                                                    Inc. adviser, advisory
Series I Shares                                                 entities affiliated with
                                                                Invesco Aim Advisors,
                                                                Inc., subadvisers.

                                                                On or about Aug. 1,
                                                                2009, the business of
                                                                Invesco Aim Advisors,
                                                                Inc. and Invesco Global
                                                                Asset Management, Inc.
                                                                will be combined into
                                                                Invesco Institutional,
                                                                which will be renamed
                                                                Invesco Advisers, Inc.
                                                                and will serve as the
                                                                Fund's investment
                                                                adviser.
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Technology
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks to generate income and price           AllianceBernstein L.P.
VPS Intermediate   appreciation without assuming what
Bond Portfolio     AllianceBernstein considers to be undue
(Class B)          risk.
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)

----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 14  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Credit Suisse      Seeks long-term capital appreciation.        Credit Suisse Asset
Trust - U.S.                                                    Management, LLC
Equity Flex III
Portfolio
(previously
Credit Suisse
Trust - Mid-Cap
Core Portfolio)
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks high total return through a            Fidelity Management &
Growth & Income    combination of current income and capital    Research Company (FMR),
Portfolio Service  appreciation. Normally invests a majority    investment manager; FMR
Class              of assets in common stocks with a focus on   U.K., FMR Far East, sub-
                   those that pay current dividends and show    advisers.
                   potential for capital appreciation. Invests
                   in domestic and foreign issuers. The Fund
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR),
Service Class      Normally invests at least 80% of assets in   investment manager; FMR
                   securities of companies with medium market   U.K., FMR Far East, sub-
                   capitalizations. May invest in companies     advisers.
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Overseas           invests primarily in common stocks           Research Company (FMR),
Portfolio Service  allocating investments across different      investment manager; FMR
Class              countries and regions. Normally invests at   U.K., FMR Far East,
                   least 80% of assets in non-U.S. securities.  Fidelity International
                                                                Investment Advisors
                                                                (FIIA) and FIIA U.K.,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Investment
Foreign                                                         Counsel, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Long-term growth of capital.                 Goldman Sachs Asset
Capital Growth                                                  Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Strategic                                                       Management International
International
Equity
Fun-
d - Institutional
Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund - Instituti-
onal Shares

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Enterprise                                               LLC
Portfolio:
Service Shares
(previously Janus
Aspen Series Mid
Cap Growth
Portfolio:
Service Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Global                                                   LLC
Technology
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital in a       Janus Capital Management
Series Janus       manner consistent with the preservation of   LLC
Portfolio:         capital.
Service Shares
(previously Janus
Aspen Series
Large Cap Growth
Portfolio:
Service Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Overseas                                                 LLC
Portfolio:
Service Shares
(previously Janus
Aspen Series
International
Growth Portfolio:
Service Shares)
----------------------------------------------------------------------------------------

JPMorgan           Seeks high total return from a portfolio of  J.P. Morgan Investment
Insurance Trust    selected equity securities.                  Management Inc.
U.S. Equity
Portfolio - Class
1 Shares
(previously
JPMorgan U.S.
Large Cap Core
Equity Portfolio)
----------------------------------------------------------------------------------------

Lazard Retirement  Seeks long-term capital appreciation.        Lazard Asset Management,
International                                                   LLC
Equity
Portfolio - Serv-
ice Shares
----------------------------------------------------------------------------------------

Lazard Retirement  Seeks long-term capital appreciation. long-  Lazard Asset Management,
U.S. Strategic     term capital appreciation.                   LLC
Equity
Portfolio - Serv-
ice Shares
----------------------------------------------------------------------------------------

LVIP Baron Growth  Seeks capital appreciation through long-     Lincoln Investment
Opportunities      term investments in securities of small and  Advisors, adviser;
Fund - Service     mid-sized companies with undervalued assets  BAMCO, Inc., sub-
Class              or favorable growth prospects.               adviser.
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Research    Seeks capital appreciation.                  MFS Investment
Series - Initial                                                Management(R)
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Initial                                                Management(R)
Class
----------------------------------------------------------------------------------------

Royce Capital      Seeks long-term growth of capital.           Royce & Associates, LLC
Fund - Micro-Cap
Portfolio,
Investment Class
----------------------------------------------------------------------------------------

Royce Capital      Seeks long-term growth of capital.           Royce & Associates, LLC
Fund - Small-Cap
Portfolio,
Investment Class

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 16  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks maximum total investment return        RiverSource Investments,
Variable           through a combination of capital growth and  LLC
Portfolio - Bala-  current income.
nced Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio - Dive-  investment for the longest period of time.
rsified Bond Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(previously RVST
RiverSource
Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio - Grow-
th Fund
(previously RVST
RiverSource
Variable
Portfolio - Grow-
th Fund)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio - Smal-                                               Capital Management LLC,
ler-Cap Value                                                   sub-adviser.
Fund (previously
RVST RiverSource
Variable
Portfolio - Small
Cap Advantage
Fund)
----------------------------------------------------------------------------------------

Third Avenue       Seeks long-term capital appreciation.        Third Avenue Management
Value Portfolio                                                 LLC
----------------------------------------------------------------------------------------

Wanger             Seeks long-term growth of capital.           Columbia Wanger Asset
International                                                   Management, L.P.
----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, L.P.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Equity Income                                                   adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  17

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
 18  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES

ASSUME:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                       1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ------------------   )   (N/12)  - 1]  = MVA
                                   1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  19

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

THE ONE-YEAR FIXED ACCOUNT


You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.


--------------------------------------------------------------------------------
 20  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- one of three death benefit options if you and the annuitant are 79 or younger(2):

  - Return of Purchase Payments (ROP) death benefit,

  - Maximum Anniversary Value (MAV) death benefit, or

  - Enhanced Death Benefit (EDB) rider(3);

- the optional Guaranteed Minimum Income Benefit Rider(4);

- the optional 8% Performance Credit Rider(4);

- the optional Benefit Protector(R) Death Benefit Rider(5);

- the optional Benefit Protector(R) Plus Death Benefit Rider(5); and

- a beneficiary.

(1) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs may not be available in some states.
(2) If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply.
(3) May not be available in all states.
(4) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available to annuitants 75 or younger at contract issue. If you select the GMIB you must select either the MAV death benefit or the EDB death benefit rider.
(5) You may select one of the following: the EDB death benefit, the Benefit Protector(R) or the Benefit Protector(R) Plus. These benefits may not be available in all states. The Benefit Protector(R) and the Benefit Protector(R) Plus are only available if both you and the annuitant are 75 or younger at contract issue. The EDB death benefit is only available if both you and the annuitant are 79 or younger at contract issue.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  21

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  $50 for SIPs.

  $100 for any other type of payment.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
  $1,000,000 for issue ages up to 85.

  $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:

IF TOTAL NET PAYMENTS* MADE DURING       THEN THE PURCHASE PAYMENT
THE LIFE OF THE CONTRACT EQUALS . . .    CREDIT PERCENTAGE EQUALS . . .
$25,000 to less than $100,000                           3%
$100,000 to less than $1 million                        4
$1 million and over                                     5


*   Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.


--------------------------------------------------------------------------------
 22  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. For contracts less than $100,000, this may also occur if you make a full withdrawal in the fifth to ninth contract years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net payments. Increases in credit amounts are funded by reduced expenses expected from such groups.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. Some states limit the amount of any contract charge allocated to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit that applies to your contract.



The ROP death benefit:                                                         1.35%

The MAV or EDB death benefit:                                                  1.45




--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  23

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than ten years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 6%. At the beginning of the tenth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received

--------------------------------------------------------------------------------
 24 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:


                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%

                              2                                                               8

                              3                                                               8

                              4                                                               8

                              5                                                               7

                              6                                                               6

                              7                                                               6

                              8                                                               4

                              9                                                               2

                              Thereafter                                                      0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.36% if the assumed investment rate is 3.5% and 6.86% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary;

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value was $38,488.



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  25

WITHDRAWAL
  CHARGE      EXPLANATION
  $    0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0      $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0      $10,000 initial purchase payment was received more than nine years before withdrawal and is withdrawn without withdrawal charge; and
     640      $8,000 purchase payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and
     480      $6,000 purchase payment is in its third year from receipt withdrawn with an
              8% withdrawal charge.
  ------
  $1,120


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent that it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period*; and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin but we reserve the right to deduct this tax at other times, such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge a fee (currently 0.35%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


--------------------------------------------------------------------------------
 26  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

We calculate the fee as follows: 0.35% X (CV + ST - FAV)

     CV = contract value on the contract anniversary.

     ST = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.

   FAV = the value of your GPAs and the one-year fixed account.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts, and not on the GPAs or the one-year fixed account.

EXAMPLE
- You purchase the contract with a payment of $50,000 and we add a $1,500 purchase payment credit to your contract. You allocate all of your payment and purchase payment credit to the subaccounts.

- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

- The GMIB fee percentage is 0.35%.

We calculate the charge for the GMIB as follows:
  Contract value on the contract anniversary:                   $73,250.00
  plus transfers from the subaccounts to the one-year fixed
  account in the six months before the contract anniversary:    +15,000.00
  minus the value of the one-year fixed account on the
  contract anniversary:                                         -15,250.00
                                                                ----------
                                                                $73,000.00
The GMIB fee charged to you: 0.35% x $73,000 =                  $   255.50


8% PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.25% of your contract value for this optional feature only if you select it. If selected, we deduct the PCR fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion as your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  27

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and GPAs;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;


--------------------------------------------------------------------------------
 28  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- the fee any of the following optional benefits you have selected:

  - Benefit Protector(R) rider

  - Benefit Protector(R) Plus rider

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED
                                                     Jan       $100           $20           5.00
                                                     Feb        100            18           5.56
you automatically buy                                Mar        100            17           5.88
more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 29 rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


--------------------------------------------------------------------------------
 30  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  31

THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax with holding on the taxable portion of the distribution.

 2BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.


--------------------------------------------------------------------------------
 32  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;
  - the NYSE is closed, except for normal holiday and weekend closings;
  - trading on the NYSE is restricted, according to SEC rules;


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  33

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written arrangement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.



In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.


The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2; or

  - you are disabled as defined in the Code; or

  - you severed employment with the employer who purchased the contract; or

  - the distribution is because of your death; or

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
 34  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under this contract:

- Return of Purchase Payments (ROP) death benefit;

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit (EDB) rider.

If either you or the annuitant are age 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you can elect the ROP, MAV, or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT


The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant dies before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:


1. contract value; or


2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals.




                                                                       PW X DB
  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =   ---------
                                                                          CV







  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = the contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $4,000 to the contract.

- On the first contract anniversary you make an additional payment of $20,000. We add a purchase payment credit of $800.

- During the second contract year the contract value is $110,000 and you take a $10,000 withdrawal.

- During the third contract year the contract value is $105,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $105,000.00
                                                                                       -----------
Purchase payments plus credits minus adjusted partial withdrawals:
          Total purchase payments:                                                     $120,000.00
          plus purchase payment credits:                                                 +4,800.00
          minus adjusted partial withdrawals calculated as:
          $10,000 x $124,800
               $110,000       =                                                         -11,345.45
                                                                                       -----------
          for a death benefit of:                                                      $113,454.55
                                                                                       -----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $113,454.55


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  35

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.


The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:


1. contract value;


2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or


3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $750 to your contract.

- On the first contract anniversary the contract value grows to $29,000.

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $25,500.00
                                                                                       ----------
Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                        $25,750.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,750
          ----------------  =                                                           -1,430.56
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $24,319.44
                                                                                       ----------
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
          MAV on the prior anniversary:                                                $29,000.00
          plus purchase payments and purchase payment credits made since the prior
          anniversary:                                                                      +0.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $29,000
          ----------------  =                                                           -1,611.11
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $27,388.89
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


ENHANCED DEATH BENEFIT (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB death benefit rider to your contract. You may not select the EDB if you add either the Benefit Protector or the Benefit Protector Plus riders to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB rider.


--------------------------------------------------------------------------------
 36  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:


1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.


Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



                                                                   PWTXVAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   --------
                                                                      SV






  PWT = the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal transfer from the subaccounts.


   VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

    SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $750 to your contract. You allocate $5,100 to the one-year fixed account and $20,650 to the subaccounts.

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.




--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  37

THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:
Contract value at death:                                                                $ 22,800.00
                                                                                        -----------
Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                         $ 25,750.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,750
          -------------------  =                                                          -1,589.51
                $24,300
          for a death benefit of:                                                       $ 24,160.49
                                                                                        -----------
The 5% rising floor:
          The variable account floor on the first contract anniversary, calculated as:
          1.05 x $20,650 =                                                              $ 21,682.50
          plus amounts allocated to the subaccounts since that anniversary:                   +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
          $1,500 x $21,682.50
          -------------------  =                                                         -$1,711.78
                $19,000
          variable account floor benefit:                                               $ 19,970.72
          plus the one-year fixed account value:                                          +5,300.00

          5% rising floor (value of the GPAs, the one-year fixed account and the        $ 25,270.72
          variable account floor):


  THE EDB DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE 5%  RISING FLOOR:                                            $25,270.72

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If

--------------------------------------------------------------------------------
 38 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))
The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector(R) Plus rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

In some instances the rider effective date for the Benefit Protector(R) may be after we issue the contract according to terms determined by us and at our sole discretion.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(R)
- You may terminate the rider within 30 days of the first rider anniversary.


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                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  39

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.
- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.
- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     The MAV death benefit (contract value):                              $110,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings
     at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV death benefit:                                               $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8%
  withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840.
  We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV death benefit (MAV adjusted for partial withdrawals):        $ 57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                 $ 58,667
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     The MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
- During the tenth contract year you make an additional purchase payment of
  $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     The MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000


--------------------------------------------------------------------------------
 40  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- During the eleventh contract year the contract value remains $252,000 and the
  "new" purchase payment is one year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     The MAV death benefit (contract value):                              $252,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 x ($252,000 - $105,000) =                                        +58,800
                                                                          --------
  Total death benefit of:                                                 $310,800


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)
The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                             PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%
Three and Four                                  10%                                                  3.75%
Five or more                                    20%                                                   7.5%


Another way to describe the benefits payable under the Benefit Protector Plus(R) rider is as follows:

- the applicable death benefit plus:

                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
One               Zero                                                  Zero
Two               40% x earnings at death (see above)                   15% x earnings at death
Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)
Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


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                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  41

TERMINATING THE BENEFIT PROTECTOR PLUS(R)
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) AND BENEFIT PROTECTOR(R) PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.
- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit
  Protector(R) at this time. The death benefit equals:
     The MAV death benefit (contract value):                              $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     The MAV death benefit:                                               $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =                 +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw
  $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV death benefit (MAV adjusted for partial withdrawals):         $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
- On the third contract anniversary the contract value falls $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
 42  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000
- During the tenth contract year you make an additional purchase payment of
  $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:
     The MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
- During the eleventh contract year the contract value remains $252,000 and the
  "new" purchase payment is one year old. The value of the Benefit Protector(R)
  Plus remains constant. The death benefit equals:
     The MAV death benefit (contract value):                              $252,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,800
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $321,800


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. You should consider whether the GMIB rider is appropriate for your situation because:

- you must hold the GMIB for 7 years;

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary;

- the 6% rising floor value we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 43 distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select this rider if you select the 8% Performance Credit Rider. You must elect the GMIB along with either the MAV death benefit or the EDB death benefit rider at the time you purchase your contract and your rider effective date will be the contract issue date. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment and purchase payment credit; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a

--------------------------------------------------------------------------------
 44 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

Keep in mind that the 6% rising floor is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits made in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value.

- subtract each payment and purchase payment credit from the 6% rising floor. We adjust the payments and purchase payment credit made to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credit allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

PMT X CVG
---------
    ECV



      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment and purchase payment credit, we calculate the 6% increase of payments and purchase payment credits allocated to the subaccounts as:

PMT X (1.06)(CY)



      CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider any time after the seventh rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


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                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  45

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $4,000 purchase payment credit to your contract. You allocate all of your purchase payment and purchase payment credit to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                  PURCHASE PAYMENTS AND        6% RISING            GMIB
ANNIVERSARY                           CONTRACT VALUE     PURCHASE PAYMENT CREDIT         FLOOR          BENEFIT BASE
1                                        $112,000                $104,000               $110,240
2                                         130,000                 104,000                116,854
3                                         137,000                 104,000                123,866
4                                         156,000                 104,000                131,298
5                                          88,000                 104,000                139,175
6                                         125,000                 104,000                147,526
7                                         144,000                 104,000                156,378          $156,378
8                                         158,000                 104,000                165,760           165,760
9                                         145,000                 104,000                175,706           175,706
10                                        133,000                 104,000                186,248           186,248
11                                        146,000                 104,000                197,423           197,423
12                                        153,000                 104,000                209,268           209,268
13                                        225,000                 104,000                221,825           225,000
14                                        245,000                 104,000                235,134           245,000
15                                        250,000                 104,000                249,242           250,000


NOTE: The 6% rising floor value is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                 PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                      GMIB                LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                    $186,248 (6% Rising Floor)        $  907.03            $  884.68              $  718.92
15                                     250,000 (Contract Value)          1,402.50             1,340.00               1,077.50


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                         PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                  LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                               CONTRACT VALUE        NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                           $133,000           $  686.28            $  667.66              $  549.29
15                                            250,000            1,475.00             1,407.50               1,142.50


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.


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 46  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

8% PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the seventh and tenth rider anniversaries (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the seventh rider anniversary and it may not be appropriate for issue ages 83 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments plus purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 8%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 8%.

                                                   PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                      CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

YOUR BENEFITS UNDER THE PCR ARE AS FOLLOWS:
(a) If on the seventh rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

  3% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

    PP5 = purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the seventh rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

(b) If on the tenth rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  47

We restart the calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each seven and ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments for the calculating the target value and any applicable PCR credit. The next calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first contract anniversary after the PCR rider effective date.

- You may terminate the PCR within 30 days following the later of the tenth contract anniversary after the PCR rider effective date or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract;

  - that a death benefit is payable; or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $4,000 purchase payment credit to your contract.

- There are no additional purchase payments and no partial withdrawals.

- On the seventh contract anniversary, the contract value is $150,000.

- We determine the target value on the seventh contract anniversary as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

  $104,000 x (1.08)(7) = $104,000 x 1.71382 = $178,237.72.

  Your contract value ($150,000) is less than the target value ($178,237.72) so we will add a PCR credit to your contract equal to 3% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:


  0.03 x $104,000 = $3,120.


  After application of the PCR credit, your total contract value would be $153,120.

- On the tenth contract anniversary, the contract value is $220,000.

- We determine the target value on the tenth contract anniversary as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

  $104,000 x (1.08)(10) = $104,000 x 2.158924 = $224,528.20.

  Your contract value ($220,000) is less than the target value ($224,528.20) so we will add a PCR credit to your contract equal to 5% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:


  0.05 x $104,000 = $5,200.


  After application of the PCR credit, your total contract value would be $225,200.

- The PCR calculation period automatically restarts on the tenth contract anniversary with the target values first year's payments equal to $225,200. We would make the next PCR credit determination on the twentieth contract anniversary.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any

--------------------------------------------------------------------------------
 48 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed annuity payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will be either 5.36% or 6.86% depending on the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 49 once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


ANNUITY PAYOUTS: Generally, unlike withdrawals, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.



--------------------------------------------------------------------------------
 50  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of

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                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  51
distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;


--------------------------------------------------------------------------------
 52  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 53 instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.00% of purchase payments on the contract as well as service/trail commissions of up to 0.75% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making withdrawals from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");


--------------------------------------------------------------------------------
 54  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:


- fees and expenses we collect from contract owners, including withdrawal charges; and


- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  55

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 56  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: 8% PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

  RPA = Total purchase payments and any purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and any purchase payment credits as there are no previous withdrawals to subtract.

                                          PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                             CV


     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     CV = the contract value on the date of (but prior to) the partial withdrawal.

  RPA   = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

   EPA = Total purchase payments and any purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and any purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                          PW X EPA          EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ---------   X   ---------
                                             CV             RPA



     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     CV = the contract value on the date of (but prior to) the partial withdrawal.

   EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

   RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include any applicable purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  57

NOTE: The shaded portion of the table indicates the five year exclusion period.

CONTRACT DURATION IN
YEARS                                       TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
-----------------------------------------------------------------------------------------------------------
At Issue                                            $100,000                         $100,000
1                                                    100,000                          110,000
2                                                    100,000                          115,000
3                                                    100,000                          120,000
4                                                    100,000                          115,000
5                                                    100,000                          120,000
6                                                    200,000                          225,000
7                                                    200,000                          230,000
8                                                    200,000                          235,000
9                                                    200,000                          230,000
10                                                   200,000                          235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on the third contract anniversary:
     RPA before the partial withdrawal =                         RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial           $10,000 x $100,000
     withdrawal                                                  ------------------  =      $8,333
     minus the RPA adjusted partial withdrawals for all               $120,000
     previous partial
     withdrawals = $100,000 - 0 = $100,000



For the second partial withdrawal on the eighth contract anniversary:
     RPA before the partial withdrawal =                       RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial         $10,000 x $191,667
     withdrawal                                                ------------------  =      $8,156
     minus the RPA adjusted partial withdrawals for all             $235,000
     previous partial
     withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on the third contract anniversary:
     EPA before the partial withdrawal =               EPA adjusted partial withdrawal =
     total purchase payments made prior to the         $10,000 x $100,000       $100,000
     partial withdrawal                                ------------------  x    --------  =      $8,333
     AND the five-year exclusion period minus the           $120,000            $100,000
     EPA
     adjusted partial withdrawals for all previous
     partial
     withdrawals = $100,000 - 0 = $100,000



For the second partial withdrawal on the eighth contract anniversary:
     EPA before the partial withdrawal =                EPA adjusted partial withdrawal =
     total purchase payments made prior to the          $10,000 x $91,667       $91,667
     partial withdrawal                                 -----------------  x    --------  =      $1,866
     AND the five-year exclusion period minus the            $235,000           $191,667
     EPA
     adjusted partial withdrawals for all previous
     partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199


--------------------------------------------------------------------------------
 58  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.


VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period     $0.70    $0.64    $0.61    $0.57    $0.54    $0.42    $0.57    $0.75    $1.00
Accumulation unit value at end of period           $0.40    $0.70    $0.64    $0.61    $0.57    $0.54    $0.42    $0.57    $0.75
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,087    2,684    2,922    3,828    4,221    4,189    3,934    5,772    5,686

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (05/01/2000)
Accumulation unit value at beginning of period     $1.40    $1.28    $1.11    $1.03    $0.91    $0.68    $0.88    $0.97    $1.00
Accumulation unit value at end of period           $0.73    $1.40    $1.28    $1.11    $1.03    $0.91    $0.68    $0.88    $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                             35       57       57      101      137      185      221      804      850
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period     $1.15    $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period           $0.79    $1.15    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,937    2,548    3,049       --       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period     $0.52    $0.44    $0.41    $0.40    $0.39    $0.27    $0.48    $0.65    $1.00
Accumulation unit value at end of period           $0.27    $0.52    $0.44    $0.41    $0.40    $0.39    $0.27    $0.48    $0.65
Number of accumulation units outstanding at end
  of period (000 omitted)                            388      585      779    1,021    1,148    1,304    1,976    2,165    2,882
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period     $1.25    $1.21    $1.19    $1.18    $1.16    $1.14    $1.07    $1.01    $1.00
Accumulation unit value at end of period           $1.15    $1.25    $1.21    $1.19    $1.18    $1.16    $1.14    $1.07    $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                            708      752      838      910      918      919    1,233      854      405
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period     $0.71    $0.64    $0.65    $0.57    $0.54    $0.44    $0.65    $0.80    $1.00
Accumulation unit value at end of period           $0.42    $0.71    $0.64    $0.65    $0.57    $0.54    $0.44    $0.65    $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                            322      474      591      764      846      957    1,162    2,397    1,899
--------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - U.S. EQUITY FLEX III PORTFOLIO (05/01/2000)
(PREVIOUSLY CREDIT SUISSE TRUST - MID-CAP CORE PORTFOLIO)
Accumulation unit value at beginning of period     $0.98    $0.89    $0.89    $0.84    $0.76    $0.53    $0.77    $0.93    $1.00
Accumulation unit value at end of period           $0.60    $0.98    $0.89    $0.89    $0.84    $0.76    $0.53    $0.77    $0.93
Number of accumulation units outstanding at end
  of period (000 omitted)                             38       32       34       35       37       38        9        9      103
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period     $1.20    $1.09    $0.98    $0.92    $0.89    $0.73    $0.89    $0.99    $1.00
Accumulation unit value at end of period           $0.69    $1.20    $1.09    $0.98    $0.92    $0.89    $0.73    $0.89    $0.99
Number of accumulation units outstanding at end
  of period (000 omitted)                            728      920    1,003    1,225    1,269      914      828      805      637
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period     $2.38    $2.09    $1.88    $1.62    $1.32    $0.96    $1.09    $1.14    $1.00
Accumulation unit value at end of period           $1.42    $2.38    $2.09    $1.88    $1.62    $1.32    $0.96    $1.09    $1.14
Number of accumulation units outstanding at end
  of period (000 omitted)                            418      551      655    1,057    1,142    1,305    1,744    3,297    3,650
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period     $1.28    $1.11    $0.96    $0.81    $0.73    $0.52    $0.66    $0.85    $1.00
Accumulation unit value at end of period           $0.71    $1.28    $1.11    $0.96    $0.81    $0.73    $0.52    $0.66    $0.85
Number of accumulation units outstanding at end
  of period (000 omitted)                            143      204      215      173      188      186      165      476      506
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $2.27    $2.91    $2.45    $2.19    $1.69    $1.26    $1.26    $1.18    $1.00
Accumulation unit value at end of period           $1.29    $2.27    $2.91    $2.45    $2.19    $1.69    $1.26    $1.26    $1.18
Number of accumulation units outstanding at end
  of period (000 omitted)                            437      618      601      752      890      771      926      232       92
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period     $1.81    $1.77    $1.52    $1.39    $1.26    $1.02    $1.17    $1.11    $1.00
Accumulation unit value at end of period           $1.12    $1.81    $1.77    $1.52    $1.39    $1.26    $1.02    $1.17    $1.11
Number of accumulation units outstanding at end
  of period (000 omitted)                          5,550    8,671    9,715    9,517    9,666    1,946    1,063      324       39
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period     $1.88    $1.65    $1.38    $1.27    $1.09    $0.84    $1.00       --       --
Accumulation unit value at end of period           $1.10    $1.88    $1.65    $1.38    $1.27    $1.09    $0.84       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            471      644      681      641      671      256       76       --       --
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND - INSTITUTIONAL SHARES (05/01/2000)
Accumulation unit value at beginning of period     $0.88    $0.81    $0.76    $0.75    $0.70    $0.57    $0.77    $0.91    $1.00
Accumulation unit value at end of period           $0.51    $0.88    $0.81    $0.76    $0.75    $0.70    $0.57    $0.77    $0.91
Number of accumulation units outstanding at end
  of period (000 omitted)                             63       64       60       86      112      106       86       56       89
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES (05/01/2000)
Accumulation unit value at beginning of period     $1.16    $1.09    $0.91    $0.81    $0.72    $0.54    $0.67    $0.88    $1.00
Accumulation unit value at end of period           $0.62    $1.16    $1.09    $0.91    $0.81    $0.72    $0.54    $0.67    $0.88
Number of accumulation units outstanding at end
  of period (000 omitted)                             22       93       91       60       73       49       50       68       77
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period     $1.00    $1.03    $0.93    $0.88    $0.78    $0.61    $0.79    $0.92    $1.00
Accumulation unit value at end of period           $0.62    $1.00    $1.03    $0.93    $0.88    $0.78    $0.61    $0.79    $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,011    1,408    1,710    1,799    1,866    1,380    1,247    1,017      587
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (05/01/2000)
(PREVIOUSLY JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $0.69    $0.57    $0.51    $0.46    $0.39    $0.30    $0.42    $0.70    $1.00
Accumulation unit value at end of period           $0.38    $0.69    $0.57    $0.51    $0.46    $0.39    $0.30    $0.42    $0.70
Number of accumulation units outstanding at end
  of period (000 omitted)                            151      187      202      304      370      411      456      951    1,050
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period     $0.49    $0.41    $0.38    $0.35    $0.35    $0.24    $0.42    $0.68    $1.00
Accumulation unit value at end of period           $0.27    $0.49    $0.41    $0.38    $0.35    $0.35    $0.24    $0.42    $0.68
Number of accumulation units outstanding at end
  of period (000 omitted)                             57       77       91      125      163      254      254      633      769
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2000)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $0.74    $0.65    $0.59    $0.58    $0.56    $0.44    $0.60    $0.82    $1.00
Accumulation unit value at end of period           $0.44    $0.74    $0.65    $0.59    $0.58    $0.56    $0.44    $0.60    $0.82
Number of accumulation units outstanding at end
  of period (000 omitted)                          8,263    5,758      822    1,146    1,326    1,650    2,346    3,152    4,333
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (05/01/2000)
(PREVIOUSLY JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $1.61    $1.28    $0.88    $0.68    $0.58    $0.44    $0.60    $0.80    $1.00
Accumulation unit value at end of period           $0.76    $1.61    $1.28    $0.88    $0.68    $0.58    $0.44    $0.60    $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                            293      440      388      392      446      799      541    1,195    1,077
--------------------------------------------------------------------------------------------------------------------------------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO* (05/01/2000)
Accumulation unit value at beginning of period     $0.90    $0.90    $0.78    $0.78    $0.73    $0.58    $0.78    $0.89    $1.00
Accumulation unit value at end of period           $0.59    $0.90    $0.90    $0.78    $0.78    $0.73    $0.58    $0.78    $0.89
Number of accumulation units outstanding at end
  of period (000 omitted)                            144      141      142      217      251      276      243      230      225
*JPMorgan U.S. Large Cap Core Equity Portfolio merged into JPMorgan Insurance Trust Diversified Equity Portfolio on April 24,
 2009. In addition, JPMorgan Insurance Trust Diversified Equity Portfolio changed its name to JPMorgan Insurance Trust U.S.
 Equity Portfolio - Class 1 Shares.

--------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO - SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period     $1.28    $1.17    $0.97    $0.89    $0.79    $0.62    $0.71    $0.95    $1.00
Accumulation unit value at end of period           $0.80    $1.28    $1.17    $0.97    $0.89    $0.79    $0.62    $0.71    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                             73       72       74       31       34       --       --       --       11
--------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO - SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period     $1.16    $1.19    $1.03    $1.01    $0.92    $0.75    $0.91    $1.00    $1.00
Accumulation unit value at end of period           $0.74    $1.16    $1.19    $1.03    $1.01    $0.92    $0.75    $0.91    $1.00
Number of accumulation units outstanding at end
  of period (000 omitted)                             56       55       57       57       55       38       38       23       18
--------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES FUND - SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period     $1.67    $1.64    $1.44    $1.41    $1.14    $0.89    $1.06    $0.95    $1.00
Accumulation unit value at end of period           $1.00    $1.67    $1.64    $1.44    $1.41    $1.14    $0.89    $1.06    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                            344      389      406      431      497      556       47      100       44
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS (05/01/2000)
Accumulation unit value at beginning of period     $0.97    $0.96    $0.86    $0.83    $0.79    $0.60    $0.89    $0.95    $1.00
Accumulation unit value at end of period           $0.58    $0.97    $0.96    $0.86    $0.83    $0.79    $0.60    $0.89    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                             74       97      125      155      314      440      403    1,229    1,292
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES - INITIAL CLASS (05/01/2000)
Accumulation unit value at beginning of period     $0.94    $0.84    $0.77    $0.73    $0.64    $0.52    $0.70    $0.90    $1.00
Accumulation unit value at end of period           $0.59    $0.94    $0.84    $0.77    $0.73    $0.64    $0.52    $0.70    $0.90
Number of accumulation units outstanding at end
  of period (000 omitted)                            105      143      160      253      401      360      915    1,090    1,014
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period     $1.55    $1.23    $0.95    $0.83    $0.64    $0.48    $0.63    $0.85    $1.00
Accumulation unit value at end of period           $0.95    $1.55    $1.23    $0.95    $0.83    $0.64    $0.48    $0.63    $0.85
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,163    1,429    1,801    2,285    2,496    2,767    2,321    2,824    1,785
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 60  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (05/01/2000)
Accumulation unit value at beginning of period     $2.74    $2.68    $2.24    $2.04    $1.82    $1.24    $1.44    $1.13    $1.00
Accumulation unit value at end of period           $1.53    $2.74    $2.68    $2.24    $2.04    $1.82    $1.24    $1.44    $1.13
Number of accumulation units outstanding at end
  of period (000 omitted)                            283      290      295      390      429      432      599      467      173
--------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO, INVESTMENT CLASS (05/01/2000)
Accumulation unit value at beginning of period     $2.35    $2.43    $2.14    $2.00    $1.62    $1.17    $1.38    $1.15    $1.00
Accumulation unit value at end of period           $1.68    $2.35    $2.43    $2.14    $2.00    $1.62    $1.17    $1.38    $1.15
Number of accumulation units outstanding at end
  of period (000 omitted)                            120      134      150      217      233      228      227      115      284
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (05/01/2000)
Accumulation unit value at beginning of period     $1.05    $1.05    $0.93    $0.91    $0.84    $0.71    $0.83    $0.94    $1.00
Accumulation unit value at end of period           $0.72    $1.05    $1.05    $0.93    $0.91    $0.84    $0.71    $0.83    $0.94
Number of accumulation units outstanding at end
  of period (000 omitted)                            709      764      787    1,045    1,151      439      426      178       51
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/01/2000)
Accumulation unit value at beginning of period     $1.10    $1.07    $1.04    $1.03    $1.03    $1.04    $1.05    $1.03    $1.00
Accumulation unit value at end of period           $1.11    $1.10    $1.07    $1.04    $1.03    $1.03    $1.04    $1.05    $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,620    2,288    1,592    2,283    1,884    2,410    4,222    3,979    2,613
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were
  (0.60%) and (0.60%), respectively.

--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/01/2000)
Accumulation unit value at beginning of period     $1.29    $1.25    $1.21    $1.21    $1.17    $1.14    $1.09    $1.03    $1.00
Accumulation unit value at end of period           $1.19    $1.29    $1.25    $1.21    $1.21    $1.17    $1.14    $1.09    $1.03
Number of accumulation units outstanding at end    11,2-    11,8-
  of period (000 omitted)                             23       58    7,847    4,589    4,594      337      264      317       64
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.97    $1.85    $1.57    $1.40    $1.20    $0.87    $1.09    $1.08    $1.00
Accumulation unit value at end of period           $1.15    $1.97    $1.85    $1.57    $1.40    $1.20    $0.87    $1.09    $1.08
Number of accumulation units outstanding at end
  of period (000 omitted)                          7,758    5,845    5,092    2,962    1,191      666      368      223       66
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period     $0.82    $0.81    $0.71    $0.68    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period           $0.47    $0.82    $0.81    $0.71    $0.68    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end
  of period (000 omitted)                          8,098    8,999    9,362    9,338    7,431      384      138      565      479
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.26    $1.25    $1.15    $1.12    $1.02    $0.83    $0.90    $0.87    $1.00
Accumulation unit value at end of period           $0.93    $1.26    $1.25    $1.15    $1.12    $1.02    $0.83    $0.90    $0.87
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,243    1,496    1,611    1,087      834      579      835      633      310
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.21    $1.17    $1.14    $1.14    $1.15    $1.15    $1.10    $1.05    $1.00
Accumulation unit value at end of period           $1.16    $1.21    $1.17    $1.14    $1.14    $1.15    $1.15    $1.10    $1.05
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,604    3,169    3,280    3,298    3,266    2,667    2,375    1,609      272
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (05/01/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period     $0.55    $0.55    $0.50    $0.47    $0.44    $0.36    $0.50    $0.74    $1.00
Accumulation unit value at end of period           $0.30    $0.55    $0.55    $0.50    $0.47    $0.44    $0.36    $0.50    $0.74
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,901    2,181       97      109       80      141       35       83      211
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period     $1.23    $1.30    $1.18    $1.15    $0.98    $0.67    $0.83    $0.90    $1.00
Accumulation unit value at end of period           $0.74    $1.23    $1.30    $1.18    $1.15    $0.98    $0.67    $0.83    $0.90
Number of accumulation units outstanding at end
  of period (000 omitted)                            451      601      679      723      878      759      350      367      173
--------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (05/01/2000)
Accumulation unit value at beginning of period     $2.54    $2.71    $2.37    $2.10    $1.78    $1.27    $1.44    $1.29    $1.00
Accumulation unit value at end of period           $1.41    $2.54    $2.71    $2.37    $2.10    $1.78    $1.27    $1.44    $1.29
Number of accumulation units outstanding at end
  of period (000 omitted)                            127      187      205      377      425      433      865      548      486
--------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (05/01/2000)
Accumulation unit value at beginning of period     $1.63    $1.42    $1.05    $0.88    $0.68    $0.47    $0.55    $0.71    $1.00
Accumulation unit value at end of period           $0.87    $1.63    $1.42    $1.05    $0.88    $0.68    $0.47    $0.55    $0.71
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,854    2,616    2,570    2,094    1,370      371      397      402      434
--------------------------------------------------------------------------------------------------------------------------------
WANGER USA (05/01/2000)
Accumulation unit value at beginning of period     $1.86    $1.79    $1.68    $1.54    $1.32    $0.93    $1.14    $1.04    $1.00
Accumulation unit value at end of period           $1.10    $1.86    $1.79    $1.68    $1.54    $1.32    $0.93    $1.14    $1.04
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,159    1,972    1,471    1,241      640      107       67       77       31
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  61

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period     $1.39    $1.38    $1.18    $1.14    $1.04    $0.83    $1.05    $1.13    $1.00
Accumulation unit value at end of period           $0.87    $1.39    $1.38    $1.18    $1.14    $1.04    $0.83    $1.05    $1.13
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,227    1,702    2,527    3,235    3,406    3,317    3,205    1,972      437
--------------------------------------------------------------------------------------------------------------------------------







VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.77    $0.70    $0.67    $0.63    $0.60    $0.47    $0.63    $0.83    $1.00
Accumulation unit value at end of period           $0.44    $0.77    $0.70    $0.67    $0.63    $0.60    $0.47    $0.63    $0.83
Number of accumulation units outstanding at end                                                                   10,2-
  of period (000 omitted)                          1,626    2,002    2,777    3,612    4,617    5,063    5,490       47    8,641
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.39    $1.27    $1.11    $1.03    $0.90    $0.68    $0.88    $0.97    $1.00
Accumulation unit value at end of period           $0.72    $1.39    $1.27    $1.11    $1.03    $0.90    $0.68    $0.88    $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                            561      787    1,099    1,197    1,399    1,743    1,419    3,126    3,627
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period     $1.15    $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period           $0.79    $1.15    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,848    2,491    2,734       --       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $0.55    $0.47    $0.44    $0.43    $0.41    $0.29    $0.51    $0.70    $1.00
Accumulation unit value at end of period           $0.28    $0.55    $0.47    $0.44    $0.43    $0.41    $0.29    $0.51    $0.70
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,522    1,834    2,665    2,981    3,267    3,866    3,655    6,380    9,543
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $1.34    $1.30    $1.28    $1.27    $1.25    $1.23    $1.16    $1.09    $1.00
Accumulation unit value at end of period           $1.23    $1.34    $1.30    $1.28    $1.27    $1.25    $1.23    $1.16    $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,228      846      862      889      920      966    1,192    1,123      319
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $0.76    $0.68    $0.70    $0.62    $0.58    $0.48    $0.70    $0.86    $1.00
Accumulation unit value at end of period           $0.45    $0.76    $0.68    $0.70    $0.62    $0.58    $0.48    $0.70    $0.86
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,741    2,262    3,220    3,655    3,938    4,901    4,631    7,466    9,298
--------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - U.S. EQUITY FLEX III PORTFOLIO (02/11/2000)
(PREVIOUSLY CREDIT SUISSE TRUST - MID-CAP CORE PORTFOLIO)
Accumulation unit value at beginning of period     $0.87    $0.79    $0.79    $0.75    $0.67    $0.48    $0.69    $0.83    $1.00
Accumulation unit value at end of period           $0.53    $0.87    $0.79    $0.79    $0.75    $0.67    $0.48    $0.69    $0.83
Number of accumulation units outstanding at end
  of period (000 omitted)                            187      203      326      342      364      530      329      852    1,637
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.22    $1.11    $1.00    $0.94    $0.91    $0.74    $0.91    $1.01    $1.00
Accumulation unit value at end of period           $0.70    $1.22    $1.11    $1.00    $0.94    $0.91    $0.74    $0.91    $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,275    3,050    3,548    3,902    4,085    3,720    3,068    2,950    2,250
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $2.36    $2.08    $1.88    $1.61    $1.31    $0.96    $1.09    $1.14    $1.00
Accumulation unit value at end of period           $1.41    $2.36    $2.08    $1.88    $1.61    $1.31    $0.96    $1.09    $1.14
Number of accumulation units outstanding at end                                                                            10,0-
  of period (000 omitted)                          1,817    2,472    3,539    3,997    4,551    5,037    5,481    7,878       72
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.19    $1.04    $0.89    $0.76    $0.68    $0.48    $0.62    $0.80    $1.00
Accumulation unit value at end of period           $0.66    $1.19    $1.04    $0.89    $0.76    $0.68    $0.48    $0.62    $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,476    1,677    1,079    1,172    1,219    1,060    3,767      933    1,064
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (02/11/2000)
Accumulation unit value at beginning of period     $2.52    $3.23    $2.72    $2.44    $1.88    $1.41    $1.40    $1.32    $1.00
Accumulation unit value at end of period           $1.43    $2.52    $3.23    $2.72    $2.44    $1.88    $1.41    $1.40    $1.32
Number of accumulation units outstanding at end
  of period (000 omitted)                            432      671      910      960      841      925      967      685      269
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (02/11/2000)
Accumulation unit value at beginning of period     $1.92    $1.88    $1.62    $1.48    $1.34    $1.09    $1.25    $1.19    $1.00
Accumulation unit value at end of period           $1.19    $1.92    $1.88    $1.62    $1.48    $1.34    $1.09    $1.25    $1.19
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,611    2,023    2,313    2,432    2,461    1,354      690      473       79
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period     $1.87    $1.64    $1.38    $1.27    $1.09    $0.84    $1.00       --       --
Accumulation unit value at end of period           $1.10    $1.87    $1.64    $1.38    $1.27    $1.09    $0.84       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            440      778      909      892      833      387      330       --       --
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 62  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.91    $0.84    $0.79    $0.78    $0.72    $0.59    $0.80    $0.95    $1.00
Accumulation unit value at end of period           $0.52    $0.91    $0.84    $0.79    $0.78    $0.72    $0.59    $0.80    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                            402      603      790      986    1,121    1,066    1,135    1,090    1,157
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.11    $1.04    $0.87    $0.78    $0.69    $0.52    $0.65    $0.85    $1.00
Accumulation unit value at end of period           $0.59    $1.11    $1.04    $0.87    $0.78    $0.69    $0.52    $0.65    $0.85
Number of accumulation units outstanding at end
  of period (000 omitted)                            287      351      483      630      618      735      634      630      621
--------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.01    $1.05    $0.94    $0.90    $0.79    $0.62    $0.81    $0.94    $1.00
Accumulation unit value at end of period           $0.63    $1.01    $1.05    $0.94    $0.90    $0.79    $0.62    $0.81    $0.94
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,149    1,251      888      880      911      741      666    1,747    1,910
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (02/11/2000)
(PREVIOUSLY JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $0.57    $0.48    $0.43    $0.39    $0.33    $0.25    $0.35    $0.58    $1.00
Accumulation unit value at end of period           $0.31    $0.57    $0.48    $0.43    $0.39    $0.33    $0.25    $0.35    $0.58
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,535    1,715    2,068    2,545    3,020    3,748    3,767    5,754    8,739
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period     $0.49    $0.41    $0.38    $0.35    $0.35    $0.24    $0.42    $0.68    $1.00
Accumulation unit value at end of period           $0.27    $0.49    $0.41    $0.38    $0.35    $0.35    $0.24    $0.42    $0.68
Number of accumulation units outstanding at end
  of period (000 omitted)                            374      436      653      960    1,339    2,256    1,352    2,516    3,873
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (02/11/2000)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $0.72    $0.64    $0.58    $0.57    $0.56    $0.43    $0.60    $0.81    $1.00
Accumulation unit value at end of period           $0.43    $0.72    $0.64    $0.58    $0.57    $0.56    $0.43    $0.60    $0.81
Number of accumulation units outstanding at end                                                                            12,3-
  of period (000 omitted)                          5,464    5,544    3,179    3,654    4,012    5,078    5,747    8,149       45
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (02/11/2000)
(PREVIOUSLY JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period     $1.46    $1.16    $0.80    $0.62    $0.53    $0.40    $0.55    $0.73    $1.00
Accumulation unit value at end of period           $0.69    $1.46    $1.16    $0.80    $0.62    $0.53    $0.40    $0.55    $0.73
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,694    2,756    2,778    2,877    3,282    4,438    4,904    7,177    7,309
--------------------------------------------------------------------------------------------------------------------------------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO* (02/11/2000)
Accumulation unit value at beginning of period     $0.93    $0.93    $0.81    $0.82    $0.76    $0.60    $0.81    $0.93    $1.00
Accumulation unit value at end of period           $0.61    $0.93    $0.93    $0.81    $0.82    $0.76    $0.60    $0.81    $0.93
Number of accumulation units outstanding at end
  of period (000 omitted)                            243      535      753    1,022    1,124    1,065      952    1,041      696
*JPMorgan U.S. Large Cap Core Equity Portfolio merged into JPMorgan Insurance Trust Diversified Equity Portfolio on April 24,
2009. In addition, JPMorgan Insurance Trust Diversified Equity Portfolio changed its name to JPMorgan Insurance Trust U.S.
Equity Portfolio - Class 1 Shares.

--------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO - SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.27    $1.17    $0.97    $0.89    $0.79    $0.62    $0.71    $0.95    $1.00
Accumulation unit value at end of period           $0.79    $1.27    $1.17    $0.97    $0.89    $0.79    $0.62    $0.71    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                            199      310      388      441      430      427      281      201      101
--------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO - SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.25    $1.28    $1.11    $1.09    $0.99    $0.81    $0.98    $1.08    $1.00
Accumulation unit value at end of period           $0.79    $1.25    $1.28    $1.11    $1.09    $0.99    $0.81    $0.98    $1.08
Number of accumulation units outstanding at end
  of period (000 omitted)                            143      231      222      267      271      193      147       63       70
--------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES FUND - SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.67    $1.64    $1.44    $1.42    $1.15    $0.89    $1.06    $0.96    $1.00
Accumulation unit value at end of period           $1.00    $1.67    $1.64    $1.44    $1.42    $1.15    $0.89    $1.06    $0.96
Number of accumulation units outstanding at end
  of period (000 omitted)                            321      607      820      969    1,061    1,193      624    1,044      668
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $0.89    $0.88    $0.79    $0.76    $0.73    $0.55    $0.82    $0.88    $1.00
Accumulation unit value at end of period           $0.53    $0.89    $0.88    $0.79    $0.76    $0.73    $0.55    $0.82    $0.88
Number of accumulation units outstanding at end
  of period (000 omitted)                            676      864    1,889    2,075    2,485    5,133    4,295    9,128    5,110
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $0.98    $0.88    $0.81    $0.76    $0.67    $0.55    $0.73    $0.95    $1.00
Accumulation unit value at end of period           $0.62    $0.98    $0.88    $0.81    $0.76    $0.67    $0.55    $0.73    $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,335    1,463    1,789    2,180    2,940    2,362    2,675    3,850    2,978
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.79    $1.42    $1.10    $0.96    $0.75    $0.56    $0.73    $0.98    $1.00
Accumulation unit value at end of period           $1.10    $1.79    $1.42    $1.10    $0.96    $0.75    $0.56    $0.73    $0.98
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,193    1,334    1,351    1,659    1,728    1,521    2,042    2,469    3,551
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  63

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (02/11/2000)
Accumulation unit value at beginning of period     $2.85    $2.79    $2.34    $2.13    $1.90    $1.29    $1.51    $1.18    $1.00
Accumulation unit value at end of period           $1.59    $2.85    $2.79    $2.34    $2.13    $1.90    $1.29    $1.51    $1.18
Number of accumulation units outstanding at end
  of period (000 omitted)                            472      635      968    1,036    1,354      833    1,130    1,596      491
--------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO, INVESTMENT CLASS (02/11/2000)
Accumulation unit value at beginning of period     $2.68    $2.79    $2.45    $2.29    $1.86    $1.34    $1.58    $1.33    $1.00
Accumulation unit value at end of period           $1.92    $2.68    $2.79    $2.45    $2.29    $1.86    $1.34    $1.58    $1.33
Number of accumulation units outstanding at end
  of period (000 omitted)                            333      428      588      734      852      678      993      705      640
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.09    $1.09    $0.97    $0.94    $0.88    $0.74    $0.86    $0.98    $1.00
Accumulation unit value at end of period           $0.75    $1.09    $1.09    $0.97    $0.94    $0.88    $0.74    $0.86    $0.98
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,330    1,631    1,534    1,393    1,424    1,263      915      851      613
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/11/2000)
Accumulation unit value at beginning of period     $1.10    $1.06    $1.03    $1.02    $1.03    $1.04    $1.05    $1.03    $1.00
Accumulation unit value at end of period           $1.10    $1.10    $1.06    $1.03    $1.02    $1.03    $1.04    $1.05    $1.03
Number of accumulation units outstanding at end                                                          12,8-    11,3-    11,5-
  of period (000 omitted)                          3,556    3,511    4,258    5,054    5,813    9,032       76       99       11
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were
  (0.70%) and (0.70%), respectively.

--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.28    $1.24    $1.21    $1.20    $1.17    $1.14    $1.09    $1.03    $1.00
Accumulation unit value at end of period           $1.18    $1.28    $1.24    $1.21    $1.20    $1.17    $1.14    $1.09    $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,697    3,973    1,279    1,145    1,267      849      894    1,363      688
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.94    $1.83    $1.55    $1.39    $1.19    $0.86    $1.08    $1.07    $1.00
Accumulation unit value at end of period           $1.14    $1.94    $1.83    $1.55    $1.39    $1.19    $0.86    $1.08    $1.07
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,036    3,632    3,425    2,161      854      518      179      367       52
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (02/11/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period     $0.83    $0.82    $0.73    $0.69    $0.67    $0.52    $0.68    $0.85    $1.00
Accumulation unit value at end of period           $0.47    $0.83    $0.82    $0.73    $0.69    $0.67    $0.52    $0.68    $0.85
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,771    4,175    4,631    3,835    3,213      184      144      795      785
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.26    $1.26    $1.15    $1.13    $1.03    $0.83    $0.91    $0.88    $1.00
Accumulation unit value at end of period           $0.93    $1.26    $1.26    $1.15    $1.13    $1.03    $0.83    $0.91    $0.88
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,953    2,461    3,559    2,355    3,591    3,747    3,634    2,458      390
--------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.21    $1.17    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06    $1.00
Accumulation unit value at end of period           $1.16    $1.21    $1.17    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06
Number of accumulation units outstanding at end
  of period (000 omitted)                            824      634      688      614      765      812      397      424       24
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (02/11/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period     $0.58    $0.57    $0.52    $0.49    $0.46    $0.38    $0.52    $0.77    $1.00
Accumulation unit value at end of period           $0.32    $0.58    $0.57    $0.52    $0.49    $0.46    $0.38    $0.52    $0.77
Number of accumulation units outstanding at end
  of period (000 omitted)                            505      492      384      703      733      539      476      546      554
--------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (02/11/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period     $1.37    $1.45    $1.32    $1.28    $1.09    $0.75    $0.92    $1.00    $1.00
Accumulation unit value at end of period           $0.83    $1.37    $1.45    $1.32    $1.28    $1.09    $0.75    $0.92    $1.00
Number of accumulation units outstanding at end
  of period (000 omitted)                            254      355      416      516      616      743      259      474      147
--------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (02/11/2000)
Accumulation unit value at beginning of period     $2.73    $2.91    $2.56    $2.27    $1.92    $1.37    $1.56    $1.39    $1.00
Accumulation unit value at end of period           $1.51    $2.73    $2.91    $2.56    $2.27    $1.92    $1.37    $1.56    $1.39
Number of accumulation units outstanding at end
  of period (000 omitted)                            611      880    1,292    1,445    1,239    1,160    1,457    1,689      785
--------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (02/11/2000)
Accumulation unit value at beginning of period     $1.22    $1.07    $0.79    $0.66    $0.52    $0.35    $0.42    $0.54    $1.00
Accumulation unit value at end of period           $0.66    $1.22    $1.07    $0.79    $0.66    $0.52    $0.35    $0.42    $0.54
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,260    1,834    1,113      909      895      861      813    1,918    1,867
--------------------------------------------------------------------------------------------------------------------------------
WANGER USA (02/11/2000)
Accumulation unit value at beginning of period     $1.42    $1.37    $1.29    $1.18    $1.01    $0.72    $0.88    $0.80    $1.00
Accumulation unit value at end of period           $0.85    $1.42    $1.37    $1.29    $1.18    $1.01    $0.72    $0.88    $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,236    2,262    2,124    1,887    1,310      833      774    1,045      527
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 64  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2008     2007     2006     2005     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (02/11/2000)
Accumulation unit value at beginning of period     $1.39    $1.38    $1.18    $1.14    $1.04    $0.84    $1.05    $1.13    $1.00
Accumulation unit value at end of period           $0.87    $1.39    $1.38    $1.18    $1.14    $1.04    $0.84    $1.05    $1.13
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,157    1,375    1,432    1,739    1,400      495      368      132       47
--------------------------------------------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  65

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 66  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY





--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  67

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


240192 R (5/09)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2009 filed electronically as Part B to Post-Effective Amendment No. 5 to Registration Statement No. 333-139760 on or about April 24, 2009, is incorporated by reference to this Post-Effective Amendment No.5.

Part C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          RiverSource Variable Annuity Account

               Report of Independent Registered Public Accounting Firm dated April 24, 2009
               Statements of Assets and Liabilities for the year ended Dec. 31, 2008
               Statements of Operations for the year ended Dec. 31, 2008 Statements of Changes in Net Assets for the two years ended Dec. 31, 2008
               Notes to Financial Statements

          RiverSource Life Insurance Company

               Report of Independent Registered Public Accounting Firm dated March 2, 2009
               Consolidated Balance Sheets as of Dec. 31, 2008 and 2007 Consolidated Statements of Income for the years ended Dec. 31, 2008, 2007 and 2006
               Consolidated Statements of Cash Flows for the years ended Dec. 31, 2008, 2007 and 2006
               Consolidated Statements of Shareholder's Equity for the three years ended Dec. 31, 2008, 2007 and 2006
               Notes to Consolidated Financial Statements

     (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as
     Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3  Resolution of the Board of Directors of American Enterprise Life

     Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, filed on or about April 25, 2002, is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297, is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 811-7195, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable

     Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.   Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

3.2  Not applicable.

4.1 Form of Deferred Annuity Contract for the American Express Signature One Variable Annuity (form 240180), filed electronically as Exhibit 4.1 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage Builder Variable Annuity (form 44210), filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Enhanced Death Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44213), filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44214), filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.6  Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit
     Base) for the American Express Signature One Variable Annuity (form 240186), filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 3 to Registrant Statement No. 333-85567 filed on or about Feb. 11, 2000, is incorporated by reference.

4.7 Form of 5% Accumulation Death Benefit Rider for the American Express Signature One Variable Annuity (form 240183), filed electronically as
     Exhibit 4.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.8 Form of 8% Performance Credit Rider for the American Express Signature One Variable Annuity (form 240187), filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

4.9 Form of Disability Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44215), filed electronically as Exhibit 4.5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.10 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44216), to Registrant's Pre-Effective No. 1 Amendment to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of Roth IRA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43094) filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.12 Form of SEP-IRA for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777, filed on or about July 8, 1999, is incorporated by reference.

4.13 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express Signature One Variable Annuity (form 240182), filed electronically as Exhibit 4.13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

4.14 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration

     Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.15 Form of Benefit Protector Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 271155), filed electronically as Exhibit 4.15 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.16 Form of Benefit Protector Plus Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 271156), filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.17 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express FlexChoice Variable Annuity (form 43413), filed electronically as Exhibit
     4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.18 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.19 Form of Roth IRA Endorsement (form 272109) filed electronically as Exhibit
     4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.20 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.21 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.22 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.23 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as
     Exhibit 4.13 to American Enterprise Variable Annuity

     Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.24 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.25 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.26 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.27 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit 4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.28 Form of Deferred Variable Annuity Contract (Form 272876 DPSGI) filed electronically as Exhibit 4.28 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.29 Form of Deferred Variable Annuity Contract (Form 272876 DPWF6) filed electronically as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.30 Form of Deferred Variable Annuity Contract (Form 272876 DPWF8) filed electronically as Exhibit 4.30 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.31 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as
     Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.32 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.33 Form of Annuity Endorsement (form 273566) filed electronically as Exhibit
     4.24 to American Enterprise Variable Annuity Account's

     Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.34 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life(SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.35 Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as Exhibit
     4.26 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006 is incorporated by reference.

4.36 Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as Exhibit
     4.27 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006 is incorporated by reference.

4.37 Form of Annuity Contract (form 272876) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.39 Form of Contract Data Pages - RVSL (form 273954DPSG1) filed as Exhibit 4.39 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.40 Form of Contract Data Pages - AEL (form 273954DPSG1) filed as Exhibit 4.40 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.41 Form of Contract Data Pages - RVSL (form 273954DPWFB) filed as Exhibit 4.41 to RiverSource Variable Annuity Account's Initial

     Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42 Form of Contract Data Pages - AEL (form 273954DPWFB) filed as Exhibit 4.42 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43 Form of Unisex Traditional and SEP IRA Endorsement (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, on or about Aug 4, 1999, is incorporated by reference.

4.44 Form of TSA Endorsement - RVSL (form 272865) filed electronically as
     Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45 Form of TSA Endorsement - AEL (form 272865) filed electronically as Exhibit
     4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as
     Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as
     Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48 Form of Unisex Endorsement (form 272867) filed electronically as Exhibit
     4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Pre-election endorsement (form 273566) filed electronically as
     Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.50 Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as

     Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51 Form of MAV GMIB Rider - AEL (form 273961) filed electronically as Exhibit 4.41with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.52 Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as Exhibit
     4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.53 Form of 5% GMIB Rider - AEL (form 273962) filed electronically as Exhibit
     4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.54 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.55 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.56 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as
     Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.57 Form of Unisex Endorsement - AEL (form 273964) filed electronically as
     Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.58 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as
     Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.59 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as
     Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.60 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.61 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.62 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed as Exhibit 4.52 to Registrant's Post-Effective Amendment No. 1 under Registration Statement 333-139763 on or about February 23, 2007, is incorporated herein by reference.

4.63 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed as Exhibit 4.51 to Registrant's Post-Effective Amendment No. 1 under Registration Statement 333-139763 on or about February 23, 2007, is incorporated herein by reference.

5.1 Form of Variable Annuity Application for the American Express Signature One Variable Annuity (form 240181), filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999 is incorporated by reference.

5.2 Form of Variable Annuity Application for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (Form 44211) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999 is incorporated by reference.

5.3 Form of Variable Annuity Application - Signature One (form 270235) filed electronically as Exhibit 5.3 to Registrant's Post-Effective

     Amendment No. 1 to Registration Statement No. 333-139762 on or about Apr. 24, 2007 is incorporated by reference.

5.4 Form of Variable Annuity Application - WF Advantage et al (form 271492) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5  Form of Variable Annuity Application - Signature One (form 271844) filed as
     Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.6 Form of Variable Annuity Application - Signature One Select (form 272879) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.8 Form of Variable Annuity Application - Signature One Select (form 273631) filed as Exhibit 5.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.9 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.10 Form of Variable Annuity Application - Signature One Select - RVSL (from 273968) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No.

     333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - Signature One Select - AEL (from 273968) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - WF Advantage Select et al (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006 filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.2 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Fund Participation Agreement dated June 5, 2007, by and among Lincoln Variable Insurance Products Trust, Lincoln Financial

     Distributors, Inc., Lincoln Investment Advisors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.5 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.4 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as
     Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.5 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.6 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.7 Copy of Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007 is incorporated by reference.

8.8 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.9 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and RiverSource Life Insurance Company, dated Jan. 1, 2007, filed electronically as Exhibit 8.9 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about Apr. 24, 2007 is incorporated by reference.

8.10 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 41 to

     Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007,among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.12 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.13 Not applicable.

8.14 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)
     (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.15 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to Registrant's Post- Effective Amendment No. 1 to Registration Statement No. 333-139795 on or about Apr. 24, 2007 is incorporated by reference.

8.17 Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 27(h)(18) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.18 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, between American Enterprise Life Insurance Company and J.P. Morgan Series Trust II filed electronically as Exhibit 8.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.19 Copy of Amended and Restated Participation Agreement by and between Franklin TempletonVariable Insurance Products Trust, Franklin/Templeton Distributors,Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006,is incorporated by reference.

8.20 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.21 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.22 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.23 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.24 Copy of Amended and Restated Participation Agreement by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. dated Oct. 16, 2006, is filed electronically herewith.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Signature One Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Signature One Select Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Builder Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Builder Select Variable Annuity is filed electronically herewith.

11.  None.

12.  Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated Oct.22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760, filed on or about April 24, 2009 is incorporated by reference.

(MODULE)
(NAME) IDSL25
(CIK) 0000353965
(CCC) *rp5xqss
(/MODULE)

(MODULE)
(NAME) N4ITEM26
(CIK) 0000926266
(CCC) $3daimgs
(/MODULE)

Item 27. Number of Contract owners

     As of March 31, 2009 there were 30,115 nonqualified and 37,650 qualified contracts of contract owners.

Item 28. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(MODULE)
(NAME) IDSLUW-N4ITEM29
(CIK) 0000353965
(CCC) *rp5xqss
(/MODULE)

Item 29(c)

RiverSource Distributors, Inc., the principal underwriter during the Registrant's last fiscal year, was paid the following commissions:

                        NET UNDERWRITING
NAME OF PRINCIPAL         DISCOUNTS AND    COMPENSATION ON    BROKERAGE
UNDERWRITER                COMMISSIONS       REDEMPTION      COMMISSIONS   COMPENSATION
---------------------   ----------------   ---------------   -----------   ------------
RiverSource               $383,542,107           None            None           None
   Distributors, Inc.

Item 30. Location of Accounts and Records

         RiverSource Life Insurance Company
         829 Ameriprise Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

          (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2009.

                                        RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                        (Registrant)

                                        By RiverSource Life Insurance Company
                                        (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2009.

Signature                               Title
---------                               -----


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director, President and Chief Executive
-------------------------------------   Officer
Timothy V. Bechtold


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer



/s/ Bridget M. Sperl*                   Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart


/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Director
-------------------------------------
John R. Woerner

* Signed pursuant to Power of Attorney dated Oct.22, 2008 filed electronically electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760 on or about April 24, 2009 is incorporated by reference herewith, by:


/s/ Dixie Carroll
-------------------------------------
Dixie Carroll
Assistant General Counsel and
Assistant Secretary

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 5 TO REGISTRATION STATEMENT NO. 333-139762

This Registration Statement is comprised of the following papers and documents:

The cover page.

Part A.

     The prospectuses for:

     RiverSource(R) Signature One Variable Annuity
     RiverSource(R) Signature One Select Variable Annuity
     Wells Fargo Advantage(R) Builder Variable Annuity
     Wells Fargo Advantage(R) Builder Select Variable Annuity
     Wells Fargo Advantage(R) Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1,
     2009 filed electronically as Part B to Post-Effective Amendment No.
     5 to Registration Statement No. 333-139760 on or about Apr. 24, 2009, is incorporated by reference.


Part C.

     Other Information.

     The signatures.

     Exhibits

                                  EXHIBIT INDEX

9.   Opinion of Counsel and Consent

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Signature One Variable Annuity

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Signature One Select Variable Annuity

10.3 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Variable Annuity

10.4 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Builder Variable Annuity

10.5 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Builder Select Variable Annuity